                                                                    Exhibit 10.9

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                                CREDIT AGREEMENT

                                  by and among

                             CONN APPLIANCES, INC.,
                       and the other Borrowers Hereunder,

                            The Lenders Party Hereto

                                       and

                               JPMORGAN CHASE BANK
                             as Administrative Agent

                                       and

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent

                                 SUNTRUST BANK,
                             as Documentation Agent

                                   ----------

                         JPMORGAN CHASE SECURITIES INC.,
                                   as Arranger

                                 April 24, 2003

================================================================================

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I    Certain Definitions ..............................................1

   SECTION 1.01.   Defined Terms ..............................................1
   SECTION 1.02.   Classification of Loans and Borrowings ....................25
   SECTION 1.03.   Terms Generally ...........................................25
   SECTION 1.04.   Accounting Terms; GAAP ....................................25

ARTICLE II   The Credits .....................................................26

   SECTION 2.01.   Term Commitments ..........................................26
   SECTION 2.02.   Revolving Commitments .....................................26
   SECTION 2.03.   Loans and Borrowings ......................................26
   SECTION 2.04.   Requests for Borrowings ...................................27
   SECTION 2.05.   Funding of Borrowings .....................................28
   SECTION 2.06.   Interest Elections ........................................28
   SECTION 2.07.   Termination and Reduction of Revolving Loan
                      Commitments ............................................29
   SECTION 2.08.   Repayment of Loans; Evidence of Debt ......................30
   SECTION 2.09.   Prepayment of Loans .......................................30
   SECTION 2.10.   Fees ......................................................31
   SECTION 2.11.   Interest ..................................................32
   SECTION 2.12.   Alternate Rate of Interest ................................33
   SECTION 2.13.   Increased Costs ...........................................33
   SECTION 2.14.   Break Funding Payments ....................................34
   SECTION 2.15.   Taxes .....................................................34
   SECTION 2.16.   Payments Generally; Pro Rata Treatment;
                      Sharing of Set-offs ....................................35

ARTICLE III  Representations and Warranties ..................................37

   SECTION 3.01.   Organization; Powers.......................................37
   SECTION 3.02.   Authorization; Enforceability .............................37
   SECTION 3.03.   Governmental Approvals; No Conflicts ......................37
   SECTION 3.04.   Financial Condition; No Material Adverse Change............37
   SECTION 3.05.   Properties ................................................38
   SECTION 3.06.   Litigation and Environmental Matters ......................38
   SECTION 3.07.   Compliance with Laws and Agreements .......................39
   SECTION 3.08.   Investment and Holding Company Status......................39
   SECTION 3.09.   Taxes .....................................................39
   SECTION 3.10.   Public Utility Holding Company Act Not Applicable..........39
   SECTION 3.11.   Regulations G, U and X ....................................40
   SECTION 3.12.   ERISA .....................................................40
   SECTION 3.13.   Disclosure ................................................40
   SECTION 3.14.   Condition of Properties ...................................41
   SECTION 3.15.   Capital Structure .........................................41

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   SECTION 3.16.   Insurance .................................................42
   SECTION 3.17.   Solvency ..................................................42
   SECTION 3.18.   Indebtedness ..............................................42

ARTICLE IV   Conditions ......................................................42

   SECTION 4.01.   Insurance .................................................42
   SECTION 4.02.   Payment of Expenses .......................................42
   SECTION 4.03.   Corporate Review ..........................................43
   SECTION 4.04.   Required Documents and Certificates .......................43
   SECTION 4.05.   Conditions Precedent to Each Loan .........................44

ARTICLE V    Affirmative Covenants............................................45

   SECTION 5.01.   Financial Statements and Other Information ................45
   SECTION 5.02.   Notices of Material Events ................................47
   SECTION 5.03.   Existence; Conduct of Business ............................47
   SECTION 5.04.   Payment of Obligations ....................................47
   SECTION 5.05.   Maintenance of Properties; Insurance ......................48
   SECTION 5.06.   Books and Records; Inspection Rights ......................49
   SECTION 5.07.   Compliance with Laws ......................................49
   SECTION 5.08.   Use of Proceeds ...........................................50
   SECTION 5.09.   ERISA .....................................................50
   SECTION 5.10.   Security and Further Assurances ...........................50
   SECTION 5.11.   Compliance with Environmental Laws ........................51
   SECTION 5.12.   Landlord's Agreements .....................................51
   SECTION 5.13.   Additional Subsidiaries ...................................51
   SECTION 5.14.   Patents, Trademarks and Licenses ..........................53
   SECTION 5.15.   Notice of Labor Disputes ..................................53
   SECTION 5.16.   Fee Properties and Leases .................................53
   SECTION 5.17.   Lease and Investment Schedule .............................53

ARTICLE VI   Negative Covenants ..............................................54

   SECTION 6.01.   Indebtedness ..............................................54
   SECTION 6.02.   Liens .....................................................55
   SECTION 6.03.   Fundamental Changes .......................................55
   SECTION 6.04.   Investments, Loans, Advances, Guarantees
                      and Acquisitions .......................................56
   SECTION 6.05.   Hedging Agreements ........................................56
   SECTION 6.06.   Restricted Payments .......................................56
   SECTION 6.07.   Transactions with Affiliates ..............................57
   SECTION 6.08.   Restrictive Agreements ....................................57
   SECTION 6.09.   Certain Contracts .........................................57
   SECTION 6.10.   Discount or Sale of Receivables ...........................58
   SECTION 6.11.   Change in Accounting Method ...............................58
   SECTION 6.12.   Sales and Leasebacks ......................................58
   SECTION 6.13.   Sale of Inventory .........................................58
   SECTION 6.14.   Nature of Business ........................................59
   SECTION 6.15.   Hazardous Materials .......................................59
   SECTION 6.16.   Amendment of Charter Documents ............................59

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   SECTION 6.17.   Use of Proceeds ...........................................59
   SECTION 6.18.   Debt Service Coverage Ratio ...............................59
   SECTION 6.19.   Total Leverage Ratio ......................................60
   SECTION 6.20.   Net Worth .................................................60
   SECTION 6.21.   Extension, Delinquencies, Charge-Offs .....................60
   SECTION 6.22.   Consolidated Capital Expenditures .........................61
   SECTION 6.23.   Prepayment of Indebtedness ................................61
   SECTION 6.24.   Issuance of Shares ........................................61

ARTICLE VII  Events of Default ...............................................61

ARTICLE VIII The Administrative Agent ........................................64

   SECTION 8.01.   INDEMNIFICATION ...........................................66

ARTICLE IX   Miscellaneous ...................................................67

   SECTION 9.01.   Notices                                                    67
   SECTION 9.02.   Waivers; Amendments .......................................67
   SECTION 9.03.   Expenses; Indemnity; Damage Waiver ........................68
   SECTION 9.04.   Successors and Assigns ....................................70
   SECTION 9.05.   Survival ..................................................72
   SECTION 9.06.   Counterparts; Integration; Effectiveness ..................72
   SECTION 9.07.   Severability ..............................................72
   SECTION 9.08.   Right of Set-off ..........................................72
   SECTION 9.09.   Governing Law; Jurisdiction; Consent to
                      Service of Process .....................................73
   SECTION 9.10.   WAIVER OF JURY TRIAL ......................................73
   SECTION 9.11.   Headings ..................................................74
   SECTION 9.12.   Payments Set Aside ........................................74
   SECTION 9.13.   Loan Agreement Controls ...................................74
   SECTION 9.14.   FINAL AGREEMENT ...........................................74
   SECTION 9.15.   Interest Rate Limitation ..................................74
   SECTION 9.16.   Limitation of Liens .......................................75
   SECTION 9.17.   Amendment and Restatement .................................75

SCHEDULES:

Schedule 2.01      -   Term Loan Commitments
Schedule 2.02      -   Revolving Loan Commitments
Section 3.05(a)(i) -   Fee Properties
Section 3.05(a)(ii)-   Leasehold Properties
Schedule 3.15(a)   -   Subsidiaries of CAI
Schedule 3.15(b)   -   Outstanding Shares of CAI; Identification of Stephens Group
Schedule 3.15(c)   -   Permitted Disqualified Capital Stock
Schedule 3.16      -   Insurance coverage
Schedule 3.17      -   Existing Indebtedness
Schedule 6.08      -   Restrictive Agreements Permitted
Schedule 6.09      -   Certain Contracts Permitted

EXHIBITS:

Exhibit A          -   Form of Assignment and Acceptance
Exhibit B          -   Form of Borrowing Base Report
Exhibit C          -   Form of Landlord's Agreement
Exhibit D          -   Form of Borrowing Request
Exhibit E          -   Form of Interest Election Request
Exhibit F          -   Form of Term Note
Exhibit G          -   Form of Revolving Note
Exhibit H          -   Form of Compliance Certificate

                                CREDIT AGREEMENT

     This CREDIT AGREEMENT dated as of April 24, 2003 (the "Agreement"), is entered into by and among CONN APPLIANCES, INC., a Texas corporation ("CAI"), and CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation ("Louisiana Insurance Company") (CAI and Louisiana Insurance Company are each a "Borrower" and collectively the "Borrowers"), the financial institutions listed on the signature pages hereof (collectively, the "Lenders" and individually, a "Lender"), JPMORGAN CHASE BANK, individually and as Administrative Agent for the Lenders hereunder (the "Administrative Agent"), JPMORGAN CHASE SECURITIES, INC., as arranger (the "Arranger") and BANK OF AMERICA, N.A., individually and as Syndication Agent for the Lenders hereunder (the "Syndication Agent"), SUNTRUST BANK, individually and as Documentation Agent for the Lenders hereunder (the "Documentation Agent," and together with the Administrative Agent and the Syndication Agent, collectively, the "Agents").

     The parties hereto agree as follows:

                                    ARTICLE I
                               Certain Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "ABR," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "Alternate Base Rate" means, with respect to an ABR Loan, for any day, a rate per annum equal to, the Base Rate in effect on such day plus the Base Rate Margin. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

     "Applicable Margin" means, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the applicable margin per annum set forth under the caption "Base Rate Margin" or "LIBO Rate Margin" in the applicable pricing matrix.

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

     "Availability Period" means the period from and including the date hereof to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Loan Commitments.

     "Bank of America Letters of Credit" means the letters of credit issued by Bank of America, N.A. to support CAI's purchase of inventory from foreign suppliers in an aggregate face amount at any one time outstanding not exceeding $5,000,000.

     "Base Rate" means the greater of (a) the Prime Rate, or (b) the Federal Funds Effective Rate plus .50%.

     "Base Rate Margin" means, with respect to any ABR Loan, the applicable margin set forth below under the caption "Base Rate Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

    Ratio                  Base Rate Margin
    -----                  ----------------

x **** 3.25                      1.75%

2.75 *** x * 3.25                1.50%

2.25 *** x * 2.75                1.25%

1.75 *** x * 2.25                1.00%

1.25 *** x * 1.75                0.75%

x * 1.25                         0.50%

*    denotes less than
***  denotes less than or equal to
**** denotes more than or equal to
     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Change of Control" means the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Control Group, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of CAI; provided, however, that from and after the closing of the IPO Transaction, the definition of "Change of Control" shall automatically be revised to mean the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Control Group, of shares representing more than 33-1/3% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent.

     "Charge-Off Ratio" shall mean the ratio of (a) the aggregate outstanding balance of all Charge-Off Receivables of Conn Funding I LP and Conn Funding II LP to (b) the aggregate outstanding balance of all accounts receivable of Conn Funding I LP and Conn Funding II LP.

     "Charge-Off Receivable" means those accounts receivable (i) which have been, or should be in accordance with the Credit and Collection Policy, written-off or discounted any amount due thereunder or (ii) as to which the account debtor of which has become subject to a bankruptcy, insolvency, liquidation or reorganization proceeding or proceeding seeking an order of relief or appointment of a receiver for any substantial part of its property.

     "Class," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or the Term Loan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall mean any property purportedly covered by the terms of the Security Documents.

     "Collection Account Letters of Credit" shall mean letters of credit as contemplated by the Conn Funding II Indenture issued in order to permit the delay in depositing amounts otherwise required to be held in a collection account.

     "Commitment" means, with respect to each Lender, (a) such Lender's Revolving Loan Commitment and (b) such Lender's Term Loan Commitment. "Commitments" shall mean, collectively, the Revolving Loan Commitments and the Term Loan Commitments of all the Lenders. The initial amount of each Lender's Term Loan Commitment and Revolving Loan Commitment is set forth on Schedule 2.01 and Schedule 2.02, respectively, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $55,000,000.00.

     "Commitment Fee Rate" means, with respect to the commitment fees payable hereunder, the applicable fee rate as set forth below under the caption "Commitment Fee," based upon the ratio of (i) the sum of (x) Consolidated Total Debt plus (y) eight times Consolidated Rent

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Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

  Ratio            Commitment Fee Rate
  -----            -------------------

x **** 1.75                0.50%

x * 1.75                0.375%

**** denotes greater or equal to
*    denotes less than

     "Conn CC LP" shall mean Conn CC, L.P., a Texas limited partnership.

     "Conn Credit LLC" shall mean Conn Credit, L.L.C., a Delaware limited liability company.

     "Conn Funding I LP" shall mean Conn Funding I, L.P. a Texas limited partnership.

     "Conn Funding II LP" shall mean Conn Funding II, L.P. a Texas limited partnership.

     "Conn Funding II GP LLC" shall mean Conn Funding II GP, L.L.C., a Texas limited liability company.

     "Conn Funding II Indenture" means that certain Base Indenture dated as of September 1, 2002 executed by and between Conn Funding II LP and Wells Fargo Bank Minnesota, National Association, as Trustee, as the same may be amended, restated, modified or supplemented from time to time.

     "Conn Funding LLC" shall mean Conn Funding, L.L.C., a Texas limited liability company.

     "Consolidated Capital Expenditures" shall mean, for any period as to the Consolidated Group, all capital expenditures made during such period, as determined in accordance with GAAP (including the capital portion of lease payments in respect of Capital Lease Obligations); provided, however, that "Consolidated Capital Expenditures" shall not include (a) expenditures for the repair or replacement of any fixed or capital assets which were destroyed or damaged, in whole or in part, to the extent financed by the proceeds of an insurance policy maintained by such Person or (b) expenditures associated with the SRDS Loan Guaranty program which have been outstanding one year or less.

     "Consolidated Cash Interest Expense" shall mean, for any period as to the Consolidated Group, the sum of (i) the aggregate amount of interest accruing and/or actually paid during such period on Consolidated Total Debt, including the interest portion of payments under Capital Lease Obligations and any capitalized interest, plus (ii) the net amount payable or paid by such Person pursuant to any interest rate exchange agreements accruing during such period, minus (iii) the net amount paid to such Persons pursuant to any interest rate exchange agreements accruing during such period.

     "Consolidated EBIT" shall mean, for any period the Consolidated Net Income (plus or minus any non-recurring charges or credits) of the Consolidated Group, plus (i) the aggregate amount of all federal income taxes of such Person for such period, plus (ii) Consolidated Cash Interest Expense of such Persons for such periods plus (or minus) (v) adjustments for extraordinary gains (or losses) in accordance with GAAP.

     "Consolidated EBITDA" shall mean, for any period, the Consolidated Net Income (plus or minus and non-recurring charges or credits) of the Consolidated Group, plus (i) the aggregate amount of all federal income taxes of such Persons for such period, plus (ii) Consolidated Cash Interest Expense of such Person for such period, plus (iii) the aggregate amount deducted in determining Consolidated Net Income of such Persons for such period for depreciation, obsolescence and amortization of Property, plus (or minus) (iv) other Non-Cash Expense (or Income), plus (or minus) (v) adjustments for extraordinary losses (or gains) in accordance with GAAP.

     "Consolidated Group" shall mean, collectively, (i) prior to the closing of the IPO Transaction, CAI and its Subsidiaries and (ii) after the closing of the IPO Transaction, Parent and its Subsidiaries (including CAI and its Subsidiaries).

     "Consolidated Net Income" shall mean, for any period for the Consolidated Group, the net income minus the net losses of such Persons, as determined in accordance with GAAP, excluding unusual or extraordinary gains or losses.

     "Consolidated Net Worth" shall mean, as of any date, the consolidated net worth of the Consolidated Group as reflected in such Persons' financial statements most recently provided pursuant to Section 5.01(b) hereof.

     "Consolidated Rent Expense" means for any period for the Consolidated Group the gross property lease obligations of such Persons for base rent attributable to leased property (whether real or personal property).

     "Consolidated Total Debt" shall mean, as of any date as to the Consolidated Group, the sum of Senior Debt and Subordinated Debt.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

     "Control Group" means, collectively, the Stephens Group and the senior management of CAI.

     "Credit and Collection Policy" means, collectively, the credit, collection, customer relations and service policies of CAI and CAILP in effect on September 1, 2002, a summary of which has been delivered to the Administrative Agent, as such policies may be amended, modified or supplemented from time to time with the consent of the Administrative Agent.

     "Debt Service" means, for any period, the sum of (i) required principal payments on Consolidated Total Debt for such period (including the capital portion of lease payments made in respect of Capital Lease Obligations) plus
(ii) Consolidated Cash Interest Expense.

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Deferred Sales Proceeds" shall mean the aggregate Outstanding Principal Balance of Eligible Receivables (as defined in the Conn Funding II Indenture) minus, without duplication, (x) amounts actually outstanding under the Conn Funding II Indenture, (y) the aggregate amount of any cash reserves held under the Conn Funding II Indenture (including an appropriate deduction related to funds required to be held in any collection account for a period of more than three (3) Business Days prior to the applicable payments to be made out of such collection account) and (z) to the extent otherwise included as "Deferred Sales Proceeds", any Unpurchased Receivables.

     "Delinquency Ratio" means the ratio of (a) the aggregate outstanding balance of all Delinquent Receivables to (b) the aggregate outstanding balance of all accounts receivable of Conn Funding I LP and Conn Funding II LP.

     "Delinquent Receivable" means any account receivable of Conn Funding I LP and Conn Funding II LP which is 31 days or more past its original due date.

     "Disqualified Capital Stock" means with respect to any Person, any capital stock of such Person or its Subsidiaries that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be or at the option of the issuer may be, redeemed or repurchased by such Person or its Subsidiaries, including at the option of the holder, in whole or in part, has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, on or prior to September 30, 2005.

     "DOJ" means the United States Department of Justice.

     "Dollars" or "$" refers to lawful money of the United States of America.

     "Eligible Accounts Receivable" shall mean accounts receivable of CAI and CAILP meeting all of the following criteria as of the date of any determination of Eligible Accounts Receivable:

     (a) the account receivable is not a Charge-Off Receivable;

     (b) the account receivable shall be billed promptly after the shipment of the goods or performance of the services giving rise to the account receivable and shall not remain unpaid for more than sixty (60) days from the applicable due date;

     (c) which, together with all other accounts receivable owed by such account debtor to the Consolidated Group, does not constitute in excess of 20% of the aggregate amount of all accounts receivable held by the Consolidated Group;

     (d) is not an account receivable with respect to which, in whole or in part, a check or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

     (e) is not an account receivable which represents a progress billing or as to which the obligee has extended the time for payment without the consent of the Administrative Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the account debtor's obligation to pay such invoice is conditioned upon the obligee's completion of any further performance under the contract or agreement;

     (f) the Lenders have a valid and perfected first priority Lien with respect thereto;

     (g) the account receivable shall arise from the performance by the obligee thereon of services which have been fully and satisfactorily performed, or from the absolute sale by such Person of goods (i) in which such Person had sole and complete ownership and (ii) which have been shipped and delivered to the account debtor, evidencing which such Person has possession of shipping and delivery receipts;

     (h) the account receivable is not subject to set-off, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, or to dispute, objection or complaint by the account debtor concerning its liability on the account receivable, and the goods, the sale of which gave rise to the account receivable, have not been returned, rejected, lost or damaged;

     (i) the account receivable shall arise in the ordinary course of business of the obligee thereon, and no notice of bankruptcy or insolvency of the account debtor, nor any notice of such account debtor's inability to pay its debts as they become due, has been received by the obligee of such receivable;

     (j) the account debtor (i) is a resident of, or organized under the laws of with its chief executive office in, the United States of America; (ii) is not a Governmental Authority; (iii) is not subject to a filing by or against the account debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; (iv) has not made any assignment for the benefit of creditors, is not subject to the appointment of a receiver or trustee, and is not subject to a proceeding by or against the account debtor under the bankruptcy laws of the United States or of any formal or informal proceeding for the dissolution or liquidation of, the settlement of claims against, or winding up the affairs of the account debtor or for any substantial amount of its property; and (v) if an individual, is not dead or as to which a judicial declaration of incompetency has occurred;

     (k) as to which the obligee thereon has not received notice from the Administrative Agent that, based on such credit, collection and collateral considerations as the Administrative Agent shall deem reasonable, such account receivable is ineligible;

     (l) the account debtor's obligation to pay the account receivable is not conditional upon such account debtor's approval or the account receivable is not subject to any repurchase obligation or return right, other than in the ordinary course of business;

     (m) the unpaid balances of which are included on a certification furnished to the Lenders pursuant to Section 5.01(e) and are the actual amounts owed by the account debtor obligated on each such account as of the date of such certification;

     (n) the account receivable is not subject to a Lien in favor of any Person other than the Lien of the Lenders under the Security Documents;

     (o) the account receivable is an "account," "chattel paper" or "general intangible" within the meaning of Sections 9-105 and 9-106 of the UCC of all applicable jurisdictions and is not evidenced by an instrument;

     (p) the account receivable is denominated and payable only in Dollars in the United States of America;

     (q) the account receivable arises under a contract that is in full force and effect and constitutes the legal, valid and binding obligation of the related account debtor enforceable against such account debtor in accordance with its terms;

     (r) the account receivable arises under a contract that (i) does not require the account debtor on the account receivable to consent to the transfer, sale or assignment of the rights to payment of the obligee under such account receivable and (ii) does not contain a confidentiality provision that purports to restrict the Administrative Agent or any Lender's exercise of rights under the Loan Documents, including, without limitation, the right to review such contract; and

     (s) the account receivable does not, in whole or in part, contravene in any material respect any law, rule or regulation applicable thereto (including, without limitation, those relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) if such contravention could impair the collectibility of the account receivable or give rise to any liability;

provided, however, that any account receivable which does not meet one or more of the above requirements may nevertheless be treated as an Eligible Account Receivable if so agreed in writing by the Lenders. For purposes of this definition and the calculation of the amount of any Eligible Accounts Receivable, such amount shall exclude any and all deferred interest charges and cash option reserves.

     "Eligible Inventory" shall mean inventory of the Consolidated Group (excluding CCC, Conn Funding I LP, Conn Funding II LP, Conn Funding LLC, Conn Funding II GP LLC, Conn

CC LP and Conn Credit LLC) the following criteria as of the date of determination of Eligible Inventory:

     (a) the inventory consists of finished products (and not raw materials, spare parts, packaging and shipping material, supplies, bill and hold inventory, sold and not delivered inventory, returned inventory, inventory delivered to such Person on consignment, or work in process or held for repair); and

     (b) the inventory is not located outside the United States of America and is not located any clearance center location;

     (c) the Lenders have a valid and perfected first priority Lien with respect to such inventory and is not subject to a Lien in favor of any other Person and such inventory is in the possession of such Person and is not evidenced by any negotiable or non-negotiable document of title;

     (d) the inventory has not been returned, repossessed or damaged;

     (e) the inventory has not become obsolete and is saleable for the use for which it was manufactured or purchased;

     (f) the inventory is not subject to a buyer's rights which would be superior to the Lien of the Lenders evidenced by the Security Documents;

     (g) which, as of the date of any determination of Eligible Inventory, is in good condition, meets all standards imposed by any governmental authority having regulatory authority over such goods, their use and/or sale and is either currently usable or currently salable in the ordinary course of business of the owner thereof;

     (h) as to which, if stored or maintained in a leased location, the Administrative Agent shall have received a Landlord's Agreement;

     (i) which the Administrative Agent shall have all rights under all applicable patent and trademark laws necessary to sell without material loss of value following an Event of Default;

     (j) the inventory has not been market-down;

     (k) the inventory is not loaned inventory; and

     (l) as to which such Person has not received notice from the Administrative Agent that, based on such credit, collection and collateral considerations as the Administrative Agent shall deem reasonable, such inventory is ineligible.

For purposes of determining the value of Eligible Inventory to be included in the Borrowing Base, the value thereof shall at the time of any determination thereof be the lower of (i) cost (less any appropriate revaluation reserves or reserve for obsolete inventory and any profits accrued in connection with transfers of inventory between the Consolidated Group) or (ii) fair market value of the Eligible Inventory at such time, in Dollars, determined in accordance with the average-weighted cost method of accounting and on a basis otherwise consistent with such Person's current and historical accounting practices.

     "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

     "Environmental Liability" means, as to any Person, any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of such Person directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under
Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

     "ERISA Event" means (a) any "reportable event," as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "Eurodollar," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBO Rate.

     "Event of Default" has the meaning assigned to such term in Article VII.

     "Excess Cash Flow" shall mean for any period as to the Consolidated Group, Consolidated EBITDA for such period, minus (a) Debt Service for such period, (b) voluntary prepayments made pursuant to Section 2.09(a) hereof for such period,
(c) federal, state and local taxes for such period, (d) Consolidated Capital Expenditures for such period, (e) changes in Working Capital for such period and
(f) any prepayments of the Term Loans required by the provisions of Section 2.09(c).

     "Excess Taking Proceeds" means any Extraordinary Receipts in excess of $250,000 in the aggregate during any calendar year.

     "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Loan Party is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Loan Parties with respect to such withholding tax pursuant to Section 2.15(a).

     "Extended Receivable" shall mean any account receivable of Conn Funding I LP and Conn Funding II LP as to which the original due date has been extended.

     "Extension Ratio" shall mean the ratio of (a) the aggregate outstanding balance of all Extended Receivables to (b) the aggregate outstanding balance of all accounts receivable of Conn Funding I LP and Conn Funding II LP.

     "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings) and indemnity payments; provided, however, that, so long as no Default or Event of Default shall have occurred and be continuing, an Extraordinary Receipt shall not include cash receipts received from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of the Loan Documents, so long as such application is made within 12 months after the occurrence of such damage or loss; provided further, however, that notwithstanding anything to the contrary contained herein, all Extraordinary Receipts in excess of the Excess Taking Proceeds shall be applied to the Obligations in accordance with Section 2.09(c) of this Agreement.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Financial Officer" means, as to any Person, the Chief Financial Officer or Treasurer of such Person.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America.

     "FTC" means the Federal Trade Commission.

     "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America.

     "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee" of or by any Person means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

     "Guarantors" means the parties to the Guaranty Agreements, including but not limited to Parent and all present and future direct and indirect Subsidiaries of CAI (excluding CCC, Conn Funding I LP, Conn Funding II LP, Conn Funding LLC, Conn Funding II GP LLC, Conn CC LP and Conn Credit LLC, so long as such Subsidiaries of CAI are not required to be treated as new Subsidiaries under Section 5.13).

     "Guaranty Agreements" shall mean, collectively, Guaranty Agreements duly executed by all of the Guarantors as of the date hereof, together with any Guaranty Supplement hereafter executed and delivered pursuant to Section 5.13, in each case as amended from time to time.

     "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

     "Highest Lawful Rate" has the meaning set forth in Section 9.15.

     "Indebtedness" shall mean (without duplication), for any Person,

          (i) all indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person or with respect to deposits or advances of any kind (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services, except indebtedness which is owing to trade creditors in the ordinary course of business and which is due within 90 days after the original invoice date;

          (ii) Indebtedness of the kind described in clause (i) of this definition which is secured by (or for which the holder of such Indebtedness has any existing right, contingent or otherwise, to be secured
     by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such Indebtedness or obligations;

          (iii) Capitalized Lease Obligations of such Person;

          (iv) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances;

          (v) all obligations of such Person upon which interest charges are customarily paid;

          (vi) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; and

          (vii) all Guaranties or other contingent liabilities (other than endorsements for collection in the ordinary course of business), direct or indirect, with respect to Indebtedness (of the kind described in clauses
     (i) through (vi) of this definition) of another Person, through an agreement or otherwise, including, without limitation,

               (A) any endorsement not for collection in the ordinary course of business or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a Guaranty in respect of any such Indebtedness;

               (B) any agreement (1) to purchase, or to advance or supply funds for the payment or purchase of, any such Indebtedness, (2) to purchase, sell or lease property, products, materials or supplies, or transportation or services, in order to enable such other Person to pay any such Indebtedness or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials or supplies or transportation or services or (3) to make any loan, advance or capital contribution to or other investment in, or to otherwise provide funds to or for, such other Person in order to enable such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital or other balance sheet condition in respect of any such obligation;

               (C) obligations of such Person to the counterparty under foreign currency "hedging" contracts and interest rate contracts (including without limitation liquidated damages specified therein) arising by reason of a default or breach (however defined) by such Person thereunder, net of amounts to be paid to such Person from such counterparty thereunder; and

               (D) obligations under surety, appeal or customs bonds.

The Indebtedness of any Person which shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Interest Election Request" means a request by the Borrowers to convert or continue a Borrowing in accordance with Section 2.06.

     "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, or (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

     "Interest Period" means (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the applicable Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "IPO Transaction" means the sale of approximately 4,000,000 shares of stock of Parent to the public pursuant to the draft Form S-1 Registration Statement (marked as "Version 3") provided to the Agent concurrently with the execution of this Agreement, the conversion of Parent from a wholly-owned Subsidiary of CAI to the owner of all of the issued and outstanding equity interests in and to CAI, the formation of a merger Subsidiary and the merger of such merger Subsidiary with and into CAI (with CAI being the survivor), the payment of cash dividends or redemption payments in an aggregate amount not exceeding $2,500,000 and the issuance of stock dividends by Parent required to effectuate the foregoing.

     "Landlord's Agreement" shall mean a Landlord's Agreement, substantially in the form of Exhibit C hereto, in form and substance satisfactory to the Administrative Agent.

     "Lenders" means the Person listed on the signature pages hereto as the Lenders and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, or pursuant to an amendment of this Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance, or pursuant to an amendment of this Agreement.

     "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "LIBO Rate Margin" means, with respect to any Eurodollar Loan, the applicable margin set forth below under the caption "LIBO Rate Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

Ratio              LIBO Rate Margin
-----              ----------------
x **** 3.25              2.75%

2.75 *** x * 3.25        2.50%

2.25 *** x * 2.75        2.25%

1.75 *** x * 2.25        2.00%

1.25 *** x * 1.75        1.75%

x * 1.25                 1.50%

**** denotes greater or equal to
***  denotes less than or equal to
*    less than

     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loans" means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

     "Loan Documents" shall mean this Agreement, the Notes, all Security Documents, the Subordination Agreements, any Hedging Agreement between any member of the Consolidated Group and any Lender, and all instruments, certificates and agreements now or hereafter executed or delivered to the Administrative Agent or any Lender pursuant to any of the foregoing and the transactions connected therewith, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

     "Loan Party" means any Person which now or hereafter executes and delivers a Loan Document, other than the Administrative Agent, the Lenders and any Participant.

     "Louisiana Insurance Company" means CAI Credit Insurance Agency, Inc., a Louisiana corporation.

     "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Consolidated Group taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is a party or
(c) the rights of or benefits available to the Administrative Agent and the Lenders under the Loan Documents.

     "Material Indebtedness" means Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Consolidated Group in an aggregate principal amount exceeding $500,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

     "Maturity Date" means, with respect to any Revolving Loan, the Revolving Maturity Date and with respect to the Term Loan, the Term Loan Maturity Date.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgaged Property" shall mean all tangible assets and real property interests subject to the Security Documents.

     "Mortgages" means, collectively, Mortgages, Pledges, Assignments, Security Agreements and Financing Statements and Deeds of Trust, Assignments, Security Agreements and Financing Statements securing the Obligations and covering all of the real property owned or leased by the Loan Parties as of the date hereof (except such leased properties on which no Lien is required pursuant to Section 5.16), together with any other mortgage or deed of trust hereafter delivered pursuant to Section 5.16, in each case as amended from time to time.

     "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset or the sale of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any Indebtedness secured by a Lien on such asset that, by the terms of the agreement or instrument governing such Indebtedness, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any

Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof.

     "Non-Cash Expense (or Income)" shall mean, for any period, the amount of non-cash expense or income; provided that, (i) if any cash outlay (receipt) is made (received) during such period in respect of such non-cash expense (income), only the amount of such non-cash expense (income) which exceeds the amount of the cash outlay (receipt) may be added back to Consolidated Net Income for purposes of calculating Consolidated EBITDA, and (ii) if any cash outlay (receipt) is made (received) during such period in respect of a non-cash expense (income) for a prior or future period, the amount of such cash outlay (receipt) shall be deducted from (added to) Consolidated Net Income for the current period for purposes of calculating Consolidated EBITDA.

     "Note" or "Notes" shall mean a promissory note or promissory notes, respectively, of the Borrowers, executed and delivered under this Agreement.

     "Obligations" means all of the obligations of any Loan Party now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

     "Officer's Certificate" shall mean a certificate signed in the name of a Person, by either its Chief Executive Officer, President, one of its Financial Officers or Secretary.

     "Originator Notes" shall mean (i) those two (2) certain Originator's Notes dated as of May 12, 2000 executed by Conn Funding I LP payable to order of CAI and CAILP, respectively, delivered pursuant to the terms and provisions of the Receivables Purchase Agreement, and (ii) those two (2) certain Originator's Notes dated as of September 13, 2002 executed by Conn Funding II LP payable to order of CAI and CAILP, respectively, delivered pursuant to the terms and provisions of the Receivables Purchase Agreement, as the same may be renewed, extended, modified or rearranged from time to time.

     "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

     "Parent" means Conn's, Inc., a Delaware corporation.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

     "Permitted Encumbrances" means:

     (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

     (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like

Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;

     (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

     (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

     (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Loan Party or any of their Subsidiaries; and

     (f) security interest filings by lessors under personal property leases;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

     "Permitted Investments" means:

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

     (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Pledge and Security Agreements" means, collectively, Pledge and Security Agreements securing the Obligations and covering all of the issued and outstanding equity interests in and to each of the Loan Parties (other than those equity interests in and to CAI on which no Lien is required pursuant to
Section 6.24 and other than, after the closing of the IPO Transaction, equity interests in and to Parent), and those certain Pledge and Security Agreements executed and delivered pursuant to Section 5.13, in each case as amended from time to time.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Real Estate Documentation" means that certain Promissory Note dated June, 1993 payable to Metlife Capital Corporation (and thereafter assigned to General Electric Capital Corporation) in the sum of $675,000 secured by a Deed of Trust on real property known as CAI Store Location No. 27.

     "Receivables Purchase Agreement" means that certain Receivables Purchase Agreement dated as of September 1, 2002 between Conn Funding II LP, as Purchaser, Conn Funding I LP, as the Initial Seller, and CAI and CAILP, collectively as Originator, together with any and all amendments, restatements, renewals and extensions thereof not in violation of Article VII(p).

     "Receivables Purchase Documents" means, collectively, the Receivables Purchase Agreement, the Originator Notes, the Conn Funding II Indenture, the Collection Account Letters of Credit and any and all documents, instruments and agreements executed in connection therewith.

     "Register" has the meaning set forth in Section 9.04(c).

     "Related Parties" means, with respect to any specified Person, such Person's affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's affiliates.

     "Required Lenders" means, at any time, Lenders having Revolving Credit Exposures and Term Loan Exposures and unused Commitments representing at least 66 2/3% of the sum of the total Revolving Credit Exposures, Term Loan Exposures and unused Commitments at such time.

     "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any member of the Consolidated Group, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of any such Person or any option, warrant or other right to acquire any such shares of capital stock of any such Person.

     "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans.

     "Revolving Loan" means a Loan made pursuant to Section 2.02.

     "Revolving Loan Commitment" shall mean each Lender's initial Revolving Loan Commitment set forth on Schedule 2.02, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (i) reduced from time to time pursuant to Section 2.07 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

     "Revolving Maturity Date" shall mean September 13, 2005, or any earlier date on which (i) the Revolving Loan Commitments shall have terminated in accordance with this Agreement and (ii)(a) all unpaid amounts owing under the Revolving Notes have been declared due and payable in accordance with this Agreement or (b) all unpaid amounts owing under the Revolving Notes shall have been prepaid in accordance with this Agreement.

     "Revolving Notes" shall mean the promissory notes of the Borrowers executed and delivered under Section 2.08(c).

     "S&P" means Standard & Poor's Ratings Group.

     "SEC" means the Securities and Exchange Commission, an agency of the United States government.

     "Security Agreements" means, collectively, Security Agreements securing the Obligations and covering all material personal property of the Loan Parties (other than personal property covered by the Pledge and Security Agreements), and those certain Security Agreements executed and delivered pursuant to Section 5.13, in each case as amended from time to time.

     "Security Documents" shall mean the Pledge and Security Agreements, the Security Agreements, the Guaranty Agreements and the Mortgages, as they may be amended or modified from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of production or proceeds of production, assignments of income, assignments of contract rights, assignments of partnership interest, assignments of royalty interests, assignments of performance, completion or surety bonds, standby agreements, subordination agreements, undertakings and other instruments and financing statements now or hereafter executed and delivered by any Person (other than solely by the Administrative Agent or any Lender and/or any other creditor participating in the Loans evidenced by the Notes or any collateral or security therefor) in connection with, or as security for Obligations.

     "Seller Subordinated Note" means that certain promissory note dated as of July 14, 1998 executed and delivered by CAI to C.W. Conn, Jr., in the original principal amount of $9,180,000.

     "Seller Subordination Agreement" means that certain Subordination Agreement dated as of July 14, 1998 among CAI, the Administrative Agent and C.W. Conn, Jr., as amended from time to time.

     "Senior Debt" means, as to the Consolidated Group, Indebtedness minus Subordinated Debt.

     "SRDS Loan Guaranty Program" shall mean those series of loan guaranties entered into by CAI, for the benefit of various lenders, to facilitate the construction and development of new stores by CAI and its Affiliates by third party developers, all in accordance with the business plan and expansion program of said parties in effect as of September 13, 2002.

     "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Stephens Group" means the persons identified on Schedule 3.15(b) as the "Stephens Group".

     "Subordinated Debt" shall mean, collectively, (i) Indebtedness of CAI existing under the Voyager Debenture, to the extent permitted under Section 6.01(e) hereof, and (ii) Indebtedness of CAI under the Seller Subordinated Note, to the extent permitted under Section 6.01(g).

     "Subordination Agreements" means, collectively, the Voyager Subordination and Standstill Agreement and the Seller Subordination Agreement.

     "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or

(b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Term Loan" means a Loan made pursuant to Section 2.01.

     "Term Loan Commitment" shall mean each Lender's initial Term Loan Commitment set forth on Schedule 2.01.

     "Term Loan Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's percentage share of the Term Loan.

     "Term Maturity Date" shall mean September 13, 2005, or any earlier date on which (i) the Term Loan Commitments shall have terminated in accordance with this Agreement and (ii)(a) all unpaid amounts owing under the Term Notes have been declared due and payable in accordance with this Agreement or (b) all unpaid amounts owing under the Term Notes shall have been prepaid in accordance with this Agreement.

     "Term Notes" shall mean the promissory notes of the Borrowers executed and delivered under Section 2.08(a).

     "Transactions" means the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents, the borrowing of Loans, and the use of the proceeds thereof.

     "Type," when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBO Rate or the Alternate Base Rate.

     "Unpurchased Receivables" means, for any period, accounts receivable of Conn Funding I LP and Conn Funding II LP that would otherwise be Eligible Accounts Receivable except for items (f) and (n) in the definition thereof.

     "Voyager" shall mean the Voyager Indemnity Insurance Company.

     "Voyager Debenture" shall mean that certain Floating Rate Debenture, in the original principal amount of $2,000,000 (and with a current principal balance of $3,500,000), dated as of April 1, 1998, executed by CAI, as amended from time to time not in violation of Article VII(q) hereof.

     "Voyager Documents" means, collectively, the Voyager Debenture, the Voyager Keep Well Agreement, the Voyager Security Agreement and the Voyager Subordination and Standstill Agreement.

     "Voyager Keep Well Agreement" shall mean that certain Keep Well and Repurchase Agreement between Voyager and CAI, dated as of April 1, 1998, as amended from time to time not in violation of Article VII(q) hereof.

     "Voyager Security Agreement" shall mean that certain Security Agreement, dated as of April 1, 1998, executed in favor of Voyager, as amended from time to time not in violation of Article VII(q) hereof.

     "Voyager Subordination and Standstill Agreement" shall mean that certain Voyager Subordination and Standstill Agreement, dated as July 14, 1998, among the Administrative Agent, CAI (and certain of its affiliates) and Voyager, as amended from time to time not in violation with Article VII(q) hereof.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     "Working Capital" means, for any period, current assets minus current liabilities, as defined in accordance with GAAP.

     SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan" or a "Term Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing" or a "Term Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

     SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with

GAAP, as in effect from time to time; provided that, if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                                   The Credits

     SECTION 2.01. Term Commitments. Each Lender has made a Term Loan to the Borrowers in an aggregate principal amount equal to such Lender's Term Loan Commitment. Amounts borrowed under the Term Loan and repaid or prepaid may not be reborrowed. After giving effect to such Term Loan, the unused Term Loan Commitments shall be automatically and permanently terminated.

     SECTION 2.02. Revolving Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure to all Borrowers exceeding such Lender's Revolving Loan Commitment or (b) the sum of the total Revolving Credit Exposures exceeding the lesser of (x) the total Revolving Loan Commitments or (y) the Borrowing Base. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

     SECTION 2.03. Loans and Borrowings.

     (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

     (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000;

provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Loan Commitments. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve (12) Eurodollar Borrowings outstanding.

     (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

     SECTION 2.04. Requests for Borrowings. To request a Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston time, three Business Days before the date of the proposed Borrowing, or
(b) in the case of an ABR Borrowing, not later than 11:00 a.m., Houston time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in the form set forth as Exhibit D hereto and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Sections 2.02 and 2.03:

          (i) the applicable Borrower;

          (ii) the aggregate amount of the requested Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be a Term Borrowing or a Revolving Borrowing;

          (v) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (vi) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vii) the location and number of the Borrower's account to which funds are to be disbursed.

     If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     SECTION 2.05. Funding of Borrowings.

     (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Houston time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of the Borrowers maintained with the Administrative Agent in Houston and designated by the Borrowers in the applicable Borrowing Request.

     (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     SECTION 2.06. Interest Elections.

     (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrowers may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

     (b) To make an election pursuant to this Section, the Borrowers shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form set forth on Exhibit E attached hereto and signed by the applicable Borrower.

     (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.03:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period."

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

     (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) If the Borrowers fail to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrowers, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION 2.07. Termination and Reduction of Revolving Loan Commitments.

     (a) Unless previously terminated, the Revolving Loan Commitments shall terminate on the Revolving Maturity Date.

     (b) The Borrowers may at any time terminate, or from time to time reduce, the Revolving Loan Commitments; provided that each reduction of the Revolving Loan Commitments shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000.

     (c) The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Revolving Loan Commitments under paragraph (b) of this Section at least five Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrowers pursuant to this Section shall be irrevocable. Any termination or reduction of the Revolving Loan Commitments shall be permanent. Each reduction of the Revolving Loan Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Loan Commitments.

     SECTION 2.08. Repayment of Loans; Evidence of Debt.

     (a) The Borrowers have executed and delivered to the Administrative Agent for the benefit of each Lender in order to evidence the Term Loans made by such Lender to the Borrowers under such Lender's Term Loan Commitment, Term Notes, which are (i) in the principal amount of such Lender's applicable maximum Term Loan Commitment and (ii) in substantially the form attached hereto as Exhibit F, with the blanks appropriately filled. The outstanding principal balance of each Term Note shall be payable in equal quarterly installments of principal in an amount equal to $1,500,000 times the applicable Lender's pro rata share of the aggregate Term Loans, with such payments to be due on May 1, 2003 and on the first day of each August, November, February and May thereafter prior to the Term Maturity Date. On the Term Maturity Date, the entire unpaid principal balance of the Term Loans shall be due and payable.

     (b) Each Term Note shall bear interest on the unpaid principal amount thereof from time to time outstanding at the rate per annum determined as specified in Section 2.11 payable on each Interest Payment Date and at maturity, commencing with the first Interest Payment Date following the date of such Term Note.

     (c) The Borrowers shall execute and deliver to the Administrative Agent for each Lender a Revolving Note to evidence the Revolving Loans made by such Lender to the Borrowers under such Lender's aggregate Revolving Loan Commitment, which shall be (i) in the principal amount of such Lender's Revolving Loan Commitment and (ii) in substantially the form attached hereto as Exhibit G, with the blanks appropriately filled. The outstanding principal balance of each Revolving Note shall be payable on the Revolving Maturity Date.

     (d) Each Revolving Note shall bear interest on the unpaid principal amount thereof from time to time outstanding at the rate per annum determined as specified in Section 2.11 payable on each Interest Payment Date and at maturity, commencing with the first Interest Payment Date following the date of such Revolving Note.

     SECTION 2.09. Prepayment of Loans.

     (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section; provided that such prepayment shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000.

     (b) Concurrently with the delivery of each set of financial statements pursuant to Section 5.01(a), commencing with the fiscal year ending January 31, 2003, the Borrowers shall prepay the outstanding Term Loans, in inverse order of maturity, in an aggregate amount equal to fifty percent (50%) of Excess Cash Flow, if any, as determined for the fiscal year then ended.

     (c) The Borrowers shall, on the date of receipt of Net Cash Proceeds by any Loan Party from (A) the sale, lease, transfer or other disposition of any assets of any such Person having a fair market value at the time of such sale, lease, transfer or other disposition of $3,500,000 or more in the aggregate for all such sales, leases, transfers or other dispositions of such Persons in any fiscal year (other than pursuant to Sections 6.10, 6.12 and 6.13 or the Receivables Purchase Agreement and, provided no Default or Event of Default shall exist, excluding any Net Cash Proceeds applied within six months after such sale, transfer or other disposition towards the acquisition by such Person of assets (i) which have an aggregate fair market value at least equal to the Net Cash Proceeds received from such disposition, (ii) which are pledged to the Administrative Agent pursuant to Section 5.10 and no other Liens shall exist on such assets and (iii) are of the same general type as such disposed assets), (B) the sale or issuance by any such Person of any capital stock or other ownership or profit interest (other than in respect of stock options or warrants currently outstanding and identified in Schedule 3.15 or hereafter issued pursuant to any stock option plan or other compensation arrangement approved by CAI's Board of Directors), any securities converted into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest, (C) any contribution to the capital of any such Person (other than from a Loan Party to another Loan Party) and (D) any Extraordinary Receipt received by or paid to or for the account of any such Person, prepay an aggregate principal amount of the Term Loans, in inverse order of maturity equal to 100% of the amount of such Net Cash Proceeds. Notwithstanding the foregoing, (i) Borrowers shall not be required to prepay the Term Loans by more than $5,000,000 from the proceeds realized from the IPO Transaction and (ii) such prepayment of the Term Loans from the proceeds realized from the IPO Transaction shall be applied pro rata to all of the remaining principal installments payable on the Term Loans.

     (d) The Borrowers shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 11:00 a.m., Houston time, five Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Each prepayment of a Term Borrowing shall be applied in the inverse order of maturity. All prepayments shall be accompanied by accrued interest and, if the prepayment is in respect of a Eurodollar Borrowing and is made on any day other than the last day of the applicable Interest Period, such prepayment must be accompanied by payment of all breakage costs and funding losses as provided for in Section 2.14.

     SECTION 2.10. Fees.

     (a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Commitment Fee Rate on the daily amount of the

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

unutilized portion of the Revolving Commitment of such Lender during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued facility fees shall be payable in arrears on the last day of April, July, October and January of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (b) The Borrowers agree to pay to the Arranger an underwriting fee, which shall be payable at closing and payable in the amounts and at the times separately agreed upon between the Borrowers and the Arranger.

     (c) The Borrowers agree to pay to the Administrative Agent, for its own account, administrative fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.

     (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Arranger, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

     SECTION 2.11. Interest.

     (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate.

     (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate plus the applicable LIBO Rate Margin for the Interest Period in effect for such Borrowing.

     (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 3% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 3% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

     (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Loan Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

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

     (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that, interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate and LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.12. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

     (b) the Administrative Agent is advised by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

     SECTION 2.13. Increased Costs.

     (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

          (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

     (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

     (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation.

     SECTION 2.14. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such
Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.15. Taxes.

     (a) Any and all payments by or on account of any obligation of the Borrowers hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrowers shall be required to deduct any Indemnified Taxes or

Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) The Borrowers shall indemnify the Administrative Agent and each Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

     (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrowers as will permit such payments to be made without withholding or at a reduced rate.

     SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

     (a) The Borrowers shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, Houston time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 712 Main Street, Houston, Texas 77002. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

     (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving or Term Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving or Term Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving or Term Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving and Term Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to Parent or to the Borrowers or any Subsidiary or affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation.

     (d) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lender, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

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

     (e) If any Lender shall fail to make any payment required to be made by it to the Administrative Agent pursuant to Section 2.05(b) or 2.16(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                                  ARTICLE III
                         Representations and Warranties

     The Borrowers represent and warrant to the Lenders that:

     SECTION 3.01. Organization; Powers. Each Loan Party and each of their Subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     SECTION 3.02. Authorization; Enforceability. The Transactions are within the corporate powers of each Loan Party and have been duly authorized by all necessary corporate and, if required, stockholder action. Each Loan Document to which any Loan Party is a party has been duly executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms.

     SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any of their Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of their Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of their Subsidiaries, and (d) except for Liens in favor of the Lenders created by the Loan Documents, will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of their Subsidiaries.

     SECTION 3.04. Financial Condition; No Material Adverse Change.

     (a) The Borrowers have heretofore furnished to the Administrative Agent the following financial statements: a consolidated balance sheet and statements of income, stockholders equity and cash flows of CAI (i) as of and for the fiscal year ended January 31, 2002 reported on by nationally recognized independent public accountants, and (ii) as of and for the fiscal quarter ended October 31, 2002, certified by a Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of CAI and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

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

     (b) Since October 31, 2002, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of CAI and its Subsidiaries, taken as a whole.

     SECTION 3.05. Properties.

     (a) Except for Liens permitted by Section 6.02, each Loan Party and each of their Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. Set forth on Schedule 3.05(a)(i) hereto is a complete and accurate list of all real property owned by any Loan Party or any of their Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and the acquisition cost and book value thereof. Each Loan Party and each of their Subsidiaries has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens permitted by Section 6.02. Set forth on Schedule 3.05(a)(ii) hereto is a complete and accurate list of all leases of real property under which any Loan Party or any of their Subsidiaries is the lessee or sublessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee or sublessee, expiration date and annual rental cost thereof. Each such lease or sublease is the legal, valid and binding obligation of the lessor or sublessor, as the case may be thereof, enforceable in accordance with its terms. From and after the closing of the IPO Transaction, Parent will own no material property other than equity interests in and to CAI and such equity interests shall not be subject to any Lien.

     (b) Each Loan Party and each of their, Subsidiaries enjoy, peaceful and undisturbed possession of the portion of the real property as to which any such Person is a lessee under all leases necessary for the operation of its properties and assets, and all such leases are valid and subsisting and are in full force and effect.

     (c) Each Loan Party and each of their Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by such Person does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.06. Litigation and Environmental Matters.

     (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against or affecting any Loan Party or any of their Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Loan Document or the Transactions or (iii) which affects the Mortgaged Property (including, without limitation, any which challenges or otherwise pertains to any Loan Party's or any of their Subsidiaries' title to the Mortgaged Property). As of the date hereof, there is no outstanding judgment, order or decree affecting any Loan Party or any of their Subsidiaries before or by any administrative or Governmental Authority.

     (b) (i) All facilities and property owned or leased by any Loan Party or any of their Subsidiaries have been and continue to be, owned or leased and operated by such Person in material compliance with all Environmental Laws; (ii) there has not been any Release of Hazardous Materials at, on or under any property now or previously owned or leased by any Loan Party or any of their Subsidiaries (A) in quantities that would be required to be reported under any Environmental Law, (B) that required, or may reasonably be expected to require, any such Person to expend funds on remediation or clean-up activities pursuant to any Environmental Law, or (C) that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect; (iii) each Loan Party and each of their Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, orders, licenses and other authorizations relating to environmental matters necessary for their respective businesses; (iv) there are not and in the past there have been none of the following on or in any of the assets of any Loan Party or any of their Subsidiaries or any property now or previously owned or leased by them which would result in any Environmental Liability or any Material Adverse Effect: (A) any Hazardous Materials, (B) any generation, treatment, recycling, storage or disposal of any Hazardous Materials, (C) any underground storage tanks or surface impoundments, (D) any asbestos-containing material, or (E) any polychlorinated biphenyls (PCBs); and (v) neither any Loan Party nor any of their Subsidiaries (A) has become subject to any Environmental Liability, (B) has received notice of any claim with respect to any Environmental Liability or
(C) knows of any basis for any Environmental Liability.

     SECTION 3.07. Compliance with Laws and Agreements. Each Loan Party and each of their Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

     SECTION 3.08. Investment and Holding Company Status. No Loan Party nor any of their Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 3.09. Taxes. As of the date hereof, each Loan Party and each of their Subsidiaries have filed all tax returns required to be filed and have paid all taxes shown on said returns and all assessments which are not yet delinquent. No Borrower is aware of any pending investigation by any taxing authority or of any claims by any Governmental Authority for any unpaid taxes by any Loan Party or any of their Subsidiaries.

     SECTION 3.10. Public Utility Holding Company Act Not Applicable. No Loan Party nor any of their Subsidiaries thereof is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or an affiliate of a "subsidiary company" of a "holding company," or a "public utility," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.11. Regulations G, U and X. None of the proceeds of any Loan will be used for the purpose of purchasing or carrying, directly or indirectly, any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System ("margin stock"), or to extend credit to others for the purpose of purchasing or carrying any margin stock, or for any other purpose which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now in effect or as the same may hereafter be in effect. No Loan Party nor any of their Subsidiaries will take or permit any action which would involve the Lenders in a violation of Regulation G, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or a violation of the Securities Exchange Act of 1934, in each case as now or hereafter in effect.

     SECTION 3.12. ERISA. No "reportable event" (as defined in Section 4043(b) of ERISA) has occurred with respect to any Plan. Each Plan complies with all applicable provisions of ERISA, and each Loan Party and each of their Subsidiaries have filed all reports required by ERISA and the Code to be filed with respect to each Plan. The Borrowers have no knowledge of any event which could result in a liability of any Loan Party or any of their Subsidiaries to the Pension Benefit Guaranty Corporation. Each Loan Party and each of their Subsidiaries have met all requirements with respect to funding the Plans imposed by ERISA or the Code. Since the effective date of Title IV of ERISA, there have not been any, nor are there now existing any, events or conditions that would permit any Plan to be terminated under circumstances which would cause the lien provided under Section 4068 of ERISA to attach to any property of any Loan Party or any of their Subsidiaries The value of the Plans' benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plans' assets allocable to such benefits as of the date of this Agreement and shall not be permitted to do so hereafter.

     SECTION 3.13. Disclosure. The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party or any of their Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or any of their Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder or in connection herewith (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. All estimates, projections and pro forma financial information contained in materials hereafter delivered to the Administrative Agent by or on behalf of any Loan Party or any of their Subsidiaries will be based upon assumptions believed by such Persons to be reasonable as of the date of the preparation of the same. Nothing in this
Section 3.13 shall be construed as a representation, warranty or covenant that any of such estimates, projections or pro forma financial information shall in fact be achieved.

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

     SECTION 3.14. Condition of Properties.

     (a) The retail sales locations of each Loan Party and each of their Subsidiaries have adequate rights of access to public streets and roads and to all water, sanitary sewer and storm drainage facilities necessary for the intended use of such locations. All roads necessary for the intended use of such locations have (i) been completed, (ii) the necessary rights-of-way therefor, which have been acquired by the appropriate Governmental Authority or have been dedicated to public use and accepted by such Governmental Authority, and all necessary steps have been taken to assure the complete construction and installation thereof, and (iii) valid easements appurtenant to such locations with completed roadway contained therein.

     (b) The inventory of each Loan Party and each of their Subsidiaries is in materially merchantable condition and of a quality and quantity usable, or salable, as appropriate, in the ordinary course of business. There is on hand at each retail sales location inventory levels in amounts consistent with ordinary business practices and at levels sufficient for each Loan Party and each of their Subsidiaries to operate the business in the ordinary course.

     SECTION 3.15. Capital Structure.

     (a) Schedule 3.15(a) is a complete and correct list, as of the date hereof, of all Subsidiaries of CAI, showing the jurisdiction of their incorporation or organization and the percentage of the outstanding shares of each class of capital stock (or other equivalent interest) owned, directly or indirectly, by CAI. Except as disclosed in Schedule 3.15(a) and except for Liens created by the Security Documents, CAI owns, directly or indirectly, free and clear of all Liens or restrictions on transferability or voting, the percentage of outstanding shares of such Subsidiaries as shown on Schedule 3.15(a) and all such shares are validly issued, fully paid and non-assessable. There are no outstanding warrants, options, contracts or commitments of any such Subsidiary of any kind entitling any Person to purchase or otherwise acquire (i) any shares of the capital stock of any such Subsidiary or (ii) any securities convertible into or exchangeable for any shares of such capital stock. No securities are outstanding which are convertible into or exchangeable for any shares of capital stock of any such Subsidiary thereof.

     (b) Schedule 3.15(b) is a complete and correct list, as of the date hereof, of the outstanding shares of each class of capital stock (or other equivalent interest) of CAI, showing the percentage held by each holder thereof. Except as disclosed in Schedule 3.15(b) and except for Liens created by the Security Documents, the Stephens Group owns, directly or indirectly, free and clear of all Liens or restrictions on transferability or voting, the percentage of outstanding shares of CAI as shown on Schedule 3.15(b), and all shares of CAI are validly issued, fully paid and non-assessable. Except as disclosed in
Schedule 3.15(b), there are no outstanding warrants, options, contracts or commitments of CAI of any kind entitling any Person to purchase or otherwise acquire (i) any shares of the capital stock of CAI or (ii) any securities convertible into or exchangeable for any shares of such capital stock. No securities are outstanding which are convertible into or exchangeable for any shares of capital stock of CAI.

     (c) CAI has not issued, and is not required to issue, any Disqualified Capital Stock except as described on Schedule 3.15(c).

     SECTION 3.16. Insurance. Schedule 3.16, attached hereto and incorporated herein by this reference, is a true, correct and complete list and description of all policies of insurance and fidelity bonds relating to the business of any Loan Party or any of their Subsidiaries (except for any such policies maintained to provide benefits to employees under a benefit plan or arrangement described elsewhere herein), all of which are in full force and effect. All premiums thereon have been paid, and the Borrowers have received no notice of cancellation with respect thereto. There are no claims pending under any of said policies or bonds or disputes with underwriters. There are no pending or threatened terminations of, or premium increases with respect to, any of such policies and bonds and each Loan Party and each of their Subsidiaries are in compliance with all conditions contained therein. The Borrowers have no reason to believe that such insurance is not, or since the date of its inception has not been, adequate with respect to risks normally insured against by comparable companies similarly situated. The Borrowers have delivered to the Administrative Agent true, complete and correct copies of all of the above-described insurance policies.

     SECTION 3.17. Solvency. No Loan Party nor any of their Subsidiaries (i) is "insolvent", as such term is used in the United States Bankruptcy Code of 1978, as amended, and any successor statute, or the Texas Uniform Fraudulent Transfer Act; (ii) is engaged in business or in a transaction, or is about to engage in business or a transaction, for which its capital is unreasonably small, or (iii) intends to incur, or believes it will incur, debts beyond its ability to pay as they mature.

     SECTION 3.18. Indebtedness. Attached hereto as Schedule 3.18 is a complete list, as of the date hereof, of all agreements or instruments evidencing Indebtedness of each Loan Party and each of their Subsidiaries (other than the Loan Documents), showing as of the date hereof the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule thereunder.

                                   ARTICLE IV
                                   Conditions

     SECTION 4.01. Insurance. The Administrative Agent shall have received all such information as the Administrative Agent shall reasonably request concerning the insurance maintained by each Loan Party and each of their Subsidiaries described in Section 3.16 hereof, including, without limitation, as to those policies identified on Schedule 3.16 as to which the Administrative Agent is required to be loss payee or additional insured, certificates of insurance naming the Administrative Agent as loss payee or additional insured, as the case may be, and the Administrative Agent shall have approved the types and amounts of such insurance and the issuers thereof.

     SECTION 4.02. Payment of Expenses. The Borrowers shall have reimbursed the Administrative Agent for all reasonable fees and expenses in connection with the preparation of this Agreement and all documentation contemplated hereby, the satisfaction of the condition set forth herein, the filing and recordation of the Security Documents, and the consummation of the Transactions.

     SECTION 4.03. Corporate Review. The Administrative Agent shall have made satisfactory completion of all corporate, ownership, solvency, organizational, capital structure, environmental, employee benefit and retirement savings and collateral audits of each Loan Party and each of their Subsidiaries by the Administrative Agent as deemed necessary or prudent by the Administrative Agent.

     SECTION 4.04. Required Documents and Certificates. The Administrative Agent (or its counsel) shall have received, in addition to the items listed in Sections 4.01 through 4.03, the following, in each case in form, scope and substance satisfactory to the Lenders:

          (i) a counterpart of this Agreement signed on behalf of such party or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, duly executed by the Borrowers;

          (ii) the Notes duly executed by the Borrowers;

          (iii) an Officer's Certificate of each applicable Loan Party dated substantially concurrently herewith certifying, inter alia, (A) true and correct copies of the Articles of Incorporation and Bylaws (or equivalent corporate documents), as amended and in effect, of such party, (B) corporate resolutions duly adopted by the Board of Directors of such party authorizing the transactions contemplated by the Loan Documents and (C) the incumbency and specimen signatures of the officers of such party executing documents on its behalf;

          (iv) a certificate from the Secretary of State and other appropriate public officials in each jurisdiction in which the Loan Parties are organized or incorporated, as the case may be, as to the continued existence and good standing of such party;

          (v) a certificate from the appropriate public official of each jurisdiction in which the Loan Parties are authorized and qualified to do business as to the due qualification and good standing of such party;

          (vi) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated substantially concurrently herewith) of Andrews & Kurth L.L.P., Texas counsel for the Loan Parties, covering such other matters relating to the Loan Parties, this Agreement or the Transactions as the Required Lenders shall reasonably request. The Borrowers hereby request such counsel to deliver such opinion;

          (vii) an initial Borrowing Base Report dated substantially concurrently herewith in the form required by Section 5.01(d);

          (viii) the Security Agreements;

          (ix) the Mortgages, covering all real estate interests of the Loan Parties, including but not limited to fee simple interests and leasehold interests;

          (x) the Pledge and Security Agreements;

          (xi) certificates representing the stock of CAI and its Subsidiaries, pledged in accordance with the Pledge and Security Agreements, accompanied by duly executed instruments of transfer or assignment in blank, in form and substance satisfactory to the Administrative Agent;

          (xii) the Guaranty Agreements;

          (xiii) copies of all other requisite filing documents necessary to perfect the Liens granted pursuant to the Security Documents and duly executed releases or assignments of Liens and UCC-3 financing statements in recordable form, and in form and substance satisfactory to the Lenders, covering all of the collateral, as may be necessary to reflect that the Liens granted to the Administrative Agent for the benefit of the Lenders are first and prior Liens, except for the Liens permitted under Section
     6.02 herein;

          (xiv) duly executed Landlord Agreements as to any property consisting of or located in property leased by any Loan Party, and

          (xv) certified copies of Requests for Information of Copies (Form UCC-11), or equivalent reports, listing all effective financing statements which name any Loan Party (under its present name, any trade names and any previous names) as debtor and which are filed, together with copies of all such financing statements.

In addition, all legal matters incident to the transactions herein contemplated shall be satisfactory to counsel for the Administrative Agent and the Lenders.

     SECTION 4.05. Conditions Precedent to Each Loan. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

     (a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing.

     (b) At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing and there shall have occurred no event which would be reasonably likely to have a Material Adverse Effect.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

                                   ARTICLE V
                             Affirmative Covenants

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrowers covenant and agree with the Lenders that:

     SECTION 5.01. Financial Statements and Other Information. The Borrowers will furnish to the Administrative Agent and each Lender:

     (a) within 90 days after the end of each fiscal year of CAI ending prior to the closing of the IPO Transaction, the audited consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows of CAI as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young, L.L.P. or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated and consolidating financial statements present fairly in all material respects the financial condition and results of operations of CAI and its consolidated Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied;

     (b) within 90 days after the end of each fiscal year of Parent ending after the closing of the IPO Transaction, the audited consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows of Parent as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young, L.L.P. or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated and consolidating financial statements present fairly in all material respects the financial condition and results of operations of Parent and its consolidated Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied (which may be in the form of SEC 10K);

     (c) within 45 days after the end of each of the first three fiscal quarters of CAI ending prior to the closing of the IPO Transaction, the consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows of CAI as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of CAI and its consolidated Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

     (d) within 45 days after the end of each of the first three fiscal quarters of Parent ending after the closing of the IPO Transaction, the consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows of Parent as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Parent and its consolidated Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (which may be in the form of SEC l0Q);

     (e) as soon as available, and in any event within 25 days after the end of each month in each fiscal year of CAI, a monthly summary information report for CAI and its Subsidiaries for the period then ended, in reasonable detail;

     (f) within 25 days after the last day of each month, a Borrowing Base Report in the form attached hereto as Exhibit B which contains a certification as to the amount of Eligible Accounts Receivable, Eligible Inventory, Deferred Sales Proceeds, and Unpurchased Receivables existing as of the last day of the proceeding month, and a calculation of the then current Delinquency Rates, Charge-Off Ratio, and Extension Ratio, all signed by a Financial Officer of CAI;

     (g) concurrently with any delivery of financial statements under clause
(a), (c) or (e) above, a certificate of a Financial Officer of CAI, in the form of Exhibit H hereto, (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.18 through 6.22 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in
Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

     (h) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

     (i) promptly upon receipt thereof, a copy of each other report or "management letter" submitted to any Loan Party or any of their Subsidiaries by their independent accountants in connection with any annual, interim or special audit made by them;

     (j) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any of their Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be; and

     (k) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party or any of their Subsidiaries, or compliance with the terms of any Loan Document, including but not limited to financial projection and budgets, as the Administrative Agent or any Lender may reasonably request.

     SECTION 5.02. Notices of Material Events. The Borrowers will furnish to the Administrative Agent and each Lender immediate written notice of the following:

     (a) the occurrence of any Default;

     (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

     (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party or any of their Subsidiaries in an aggregate amount exceeding $500,000;

     (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and

     (e) copies of all notices of default, notices, amendments, waivers and other documents delivered or received by any Loan Party or any of their Subsidiaries pursuant to the terms of any Voyager Document, the Seller Subordinated Note or any Receivables Purchase Document.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of CAI setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     SECTION 5.03. Existence; Conduct of Business. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

     SECTION 5.04. Payment of Obligations.

     (a) Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, pay its obligations before the same shall become delinquent or in default, including, without limitation, all taxes, assessments, and governmental charges or levies imposed upon any Loan Party or any of their Subsidiaries or upon the income of any property of any Loan Party or any of their Subsidiaries as well as all material claims of any kind (including, without limitation, claims for labor, materials, supplies, and rent), except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the applicable Person has set aside on its books adequate reserves with respect thereto in accordance with

GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect or result in a Lien against its property.

     (b) Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, promptly pay all income, franchise and other taxes owing by the applicable Person and any stamp taxes or other taxes which may be required to be paid with respect to the Notes, the Security Documents or any other Loan Documents. In the event of the enactment after this date of any law of any Governmental Authority applicable to the Administrative Agent or the Lenders, the Mortgaged Property or the Loan Documents, deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Administrative Agent or any Lender the payment of the whole or any part of the taxes or assessments or charges or Liens required by the Loan Documents to be paid by any Loan Party, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect the Security Documents or the indebtedness secured thereby or any Administrative Agent or any Lender, then, and in any such event each Borrower will, upon demand by the Administrative Agent, pay such taxes, assessments, charges or Liens, or reimburse the Administrative Agent or the Lenders therefor to the extent permitted by applicable law.

     SECTION 5.05. Maintenance of Properties; Insurance.

     (a) Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, (i) keep and maintain its property in good working order and condition, ordinary wear and tear excepted, and (ii) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, and furnish to the Administrative Agent, together with each delivery of financial statements under Section 5.01(a), an Officer's Certificate containing full information as to the insurance carried.

     (b) With respect to Mortgaged Property constituting real property, each Borrower will maintain and cause the other Loan Parties and each of their Subsidiaries to maintain the following insurance: (1) all-risk insurance with respect to all such insurable Mortgaged Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage, in an amount not less than the amount in effect on the date of this Agreement and disclosed to the Administrative Agent in writing; (2) if and to the extent any portion of such Mortgaged Property is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Notes or the maximum amount of flood insurance available; and (3) statutory worker's compensation insurance with respect to any work on or about such Mortgaged Property. All insurance policies shall require not less than thirty (30) days' prior written notice to the Administrative Agent of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, with respect to such Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by any Loan Party or any of their Subsidiaries or the Lenders and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Section or any other Loan Document to which any Loan Party or any of their Subsidiaries is a party becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in the reasonable opinion the financial responsibility of such insurer is or becomes inadequate, the Borrowers shall, or shall cause the applicable Person to, in each instance promptly upon the request of the Administrative Agent and at Borrowers' expense, obtain and deliver to the Administrative Agent a like policy (or, if and to the extent permitted by the Administrative Agent, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Section or such other Loan Document, as the case may be. Without limiting the discretion of the Administrative Agent with respect to required endorsements to insurance policies, all such policies for loss of or damage to such Mortgaged Property shall contain a standard mortgage clause (without contribution) naming the Administrative Agent as mortgagee with loss proceeds payable to the Administrative Agent notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of such Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by the Administrative Agent under the Loan Documents; or (iv) any change in title to or ownership of such Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by the Administrative Agent, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to the Administrative Agent at the time of execution of this Agreement, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to the Administrative Agent with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Each Borrower shall pay, and cause the other Loan Parties and each of their Subsidiaries to pay, all premiums on policies required hereunder as they become due and payable and promptly deliver to the Administrative Agent evidence satisfactory to the Administrative Agent of the timely payment thereof. If any loss occurs at any time when any Loan Party or any of their Subsidiaries has failed to perform the covenants and agreements in this paragraph, the Administrative Agent shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for the applicable Person, to the same extent as if it had been made payable to the Administrative Agent or the Administrative Agent.

     SECTION 5.06. Books and Records; Inspection Rights. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     SECTION 5.07. Compliance with Laws. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property.

     SECTION 5.08. Use of Proceeds. The proceeds of the Revolving Loans will be used only for general corporate purposes, including working capital and capital expenditures. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X.

     SECTION 5.09. ERISA. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, at all times:

     (a) Make contributions to each Plan in a timely manner and in an amount sufficient to comply with the minimum funding standards requirements of ERISA;

     (b) Immediately upon acquiring knowledge of any "reportable event" or of any "prohibited transaction" (as such terms are defined in the Code) in connection with any Plan, furnish the Administrative Agent with a statement executed by the president or chief financial officer of CAI setting forth the details thereof and the action which the Borrowers propose to take with respect thereto and, when known, any action taken by the Internal Revenue Service with respect thereto;

     (c) Notify the Administrative Agent promptly upon receipt by any Loan Party or any of their Subsidiaries of any notice of the institution of any proceeding or other action which may result in the termination of any Plan and furnish to the Administrative Agent copies of such notice;

     (d) Acquire and maintain in amounts satisfactory to the Lenders from either the Pension Benefit Guaranty Corporation or authorized private insurers, when available, the contingent employer liability coverage insurance required under ERISA;

     (e) Furnish the Administrative Agent with copies of the annual report for each Plan filed with the Internal Revenue Service not later than thirty (30) days after such report has been filed; and

     (f) Furnish the Administrative Agent with copies of any request for waiver of the funding standards or extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the Code promptly after the request is submitted to the Secretary of the Treasury, the Department of Labor or the Internal Revenue Service, as the case may be.

     SECTION 5.10. Security and Further Assurances. Whenever and as often as the Administrative Agent may reasonably request, each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, at its own expense, promptly execute and deliver all such further instruments (including, without limiting the generality of the foregoing, additional security agreements, and financing statements) and do such other acts as the Administrative Agent may request for the purpose of protecting or perfecting any Lien created or granted or intended to be created or granted in the Security Documents or in order to insure that any such Lien is of first priority, subject only to Liens permitted by Section 6.02 hereof, or in order to police or protect any Collateral or otherwise to carry out more effectually the purposes and intent of the Loan Documents. Without limiting the generality of the foregoing, Borrowers will, as soon as practicable after the date hereof, cause to be duly recorded, published, registered and filed all Security Documents, in such manner and in such places as is required by law to establish, perfect, preserve and protect the rights and first priority security interests of the parties thereto and their respective successors and assigns in all of the Collateral, subject to Liens permitted under Section 6.02. Borrowers will pay all taxes, fees and other charges then due in connection with the execution, delivery, recording, publishing, registration and filing of such documents or instruments in such places.

     SECTION 5.11. Compliance with Environmental Laws. Each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, at all times:

     (a) use and operate all of their respective facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, orders, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, handle all Hazardous Materials in material compliance with all applicable Environmental Laws and dispose of all Hazardous Materials generated by any such Person or at any property owned or leased by them at facilities or with carriers that maintain valid permits, approvals, certificates, licenses or other authorizations for such disposal under applicable Environmental Laws;

     (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the environmental condition of the facilities and properties of any such Person or their respective compliance with Environmental Laws; and

     (c) promptly upon request by Administrative Agent, permit any Person designated by the Administrative Agent, at the Borrowers' expense and upon reasonable notice, to visit such Person and any of their respective properties and discuss their respective environmental affairs with their principal officers, all at such times as the Administrative Agent may reasonably request, and without limiting the generality of the foregoing, permit any Person, agent or environmental consultant designated by the Administrative Agent upon reasonable notice, and at the Borrowers' expense, to (i) have access to and examine and inspect any of the properties, books and records of such Person, and
(ii) conduct environmental assessments in respect of such properties, in scope and substance satisfactory to Administrative Agent.

     SECTION 5.12. Landlord's Agreements. Each Borrower will, and will cause the other Loan Parties to, at Borrowers' expense, deliver to the Administrative Agent a Landlord's Agreement with respect to each leased location at which any equipment or inventory of any such Person is stored or maintained.

     SECTION 5.13. Additional Subsidiaries. Within thirty (30) Business Days any Loan Party or any of their Subsidiaries creates, acquires or otherwise forms a Subsidiary, Borrowers shall:

     (a) execute and deliver, or cause the Person owning all of the outstanding equity interests of such Subsidiary to execute and deliver, to the Administrative Agent on behalf of the Lenders an agreement, substantially similar to the Pledge and Security Agreements, with such

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changes as shall be necessary in the circumstances, pursuant to which all of the outstanding equity interests of such Subsidiary shall be pledged to the Administrative Agent on behalf of the Lenders, together with any certificates representing all such equity interests so pledged and for each such certificate a stock power executed in blank;

     (b) cause such Subsidiary to execute and deliver to the Administrative Agent on behalf of the Lenders (i) the Supplement to the Guaranty Agreement;
(ii) an agreement substantially similar to the Security Agreement and (iii) a Mortgage as to all real property interests owned or leased by such Subsidiary;

     (c) cause such Subsidiary to execute and deliver to the Administrative Agent on behalf of the Lenders appropriate Financing Statements, each with such changes as shall be necessary in the circumstances, covering such Collateral of such Subsidiary of the general types and values covered by the Security Documents executed on or prior to the date hereof;

     (d) deliver or cause to be delivered to the Administrative Agent on behalf of the Lenders all agreements, documents, instruments and other writings described in Section 4.04, with respect to such Subsidiary;

     (e) cause such Subsidiary to deliver to the Administrative Agent on behalf of the Lenders a Landlord's Agreement with respect to each leased location located at which any inventory of such Person is stored or maintained; and

     (f) deliver or cause to be delivered to the Administrative Agent on behalf of the Lenders all such information regarding the condition (financial or otherwise), business and operations of such Subsidiary as the Administrative Agent or any Lender through the Administrative Agent may reasonably request.

Notwithstanding anything to the contrary set forth in this Section, none of Conn Funding I LP, Conn Funding II LP, Conn Funding LLC, Conn Funding II GP LLC, Conn CC LP, Conn Credit LLC or CCC shall be treated as a new Subsidiary under this Section (other than for purposes of the pledge of limited partnership interests in and to Conn Funding II LP, and, if any material assets are owned by Conn Funding I LP, limited partnership interests in Conn Funding I LP, pursuant to
Section 5.13(a) above) or be required to execute or deliver any documents under this Section so long as the sole property owned by such entities shall be (i) in the case of CCC, a general partnership interest in and to Conn CC LP and limited liability company membership interests in and to Conn Credit LLC, (ii) in the case of Conn Credit LLC, a limited partnership interest in and to Conn CC LP and a limited partnership interest in Conn Funding I LP, (iii) in the case of Conn CC LP, contracts with Conn Funding I LP regarding the servicing of receivables purchased by Conn Funding I LP, (iv) in the case of Conn Funding LLC, a general partnership interest in and to Conn Funding I LP, (v) in the case of Conn Funding II GP LLC, a general partnership interest in and to Conn Funding II LP and (vi) in the case of Conn Funding II, LP, the Trust Estate (as such term is defined in the Conn Funding II Indenture). If any of such entities shall own property other than the property described in the preceding sentence, then such entity shall be treated as a new Subsidiary for purposes of this Section 5.13 and shall be required to execute and deliver the documentation required by this Section.

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

     SECTION 5.14. Patents, Trademarks and Licenses. Each Borrower shall, and shall cause the other Loan Parties and each of their Subsidiaries to, maintain all assets, licenses, patents, copyrights, trademarks, service marks, trade names, permits and other governmental approvals and authorizations necessary to conduct its business.

     SECTION 5.15. Notice of Labor Disputes. Each Borrower shall notify the Administrative Agent in writing upon learning of (i) any material strike or walkouts or (ii) any material labor dispute to which any Loan Party or any of their Subsidiaries becomes a party, and the expiration or termination of any labor contract to which any Loan Party or any of their Subsidiaries is a party or by which any Loan Party or any of their Subsidiaries is bound or of any negotiations with respect thereto.

     SECTION 5.16. Fee Properties and Leases. Concurrent with the acquisition of any fee property of which the net book value exceeds $250,000 or the execution of any lease of real property for a term of five years or more (excluding any optional renewal terms), each Borrower will, and will cause the other Loan Parties and each of their Subsidiaries to, execute, acknowledge and deliver to the Administrative Agent a deed of trust or mortgage, as the case may be, in form and substance satisfactory to the Administrative Agent, covering (i) such fee property or (ii) all of such Person's rights and interests as lessee, in, to and under such real estate lease, together with evidence satisfactory to the Administrative Agent and its counsel, in form and substance satisfactory to the Administrative Agent, that such deed of trust or mortgage creates a valid, first and prior Lien on the fee estate or the leasehold estate, as the case may be, in favor of the Administrative Agent subject only to Liens permitted under Section
6.02 hereof. To the extent that Administrative Agent is reasonably satisfied that any applicable landlord or lessor has failed or refused to grant its consent to such a leasehold mortgage or lien notwithstanding good faith efforts by Borrower to obtain such consent, Administrative Agent may, in its discretion, waive of the requirement for a leasehold mortgages or deeds of trust covering the applicable site, without any necessity for notice to or additional consent by any other Lender.

     SECTION 5.17. Lease and Investment Schedule. Each Borrower will deliver, and will cause the other Loan Parties and each of their Subsidiaries to deliver, to the Administrative Agent,

     (a) together with each delivery of financial statements under Section 5.01(a), a current, complete schedule of all agreements to rent or lease any real property, or any personal property with rental payments in excess of $250,000 over the term of the lease, to which any Loan Party or any of their Subsidiaries is a party lessee, showing the total amounts payable under each such agreement, the amounts and due dates of payments thereunder and containing a description of the rented or leased property, and all other information the Lenders may request, all in a form satisfactory to the Lenders;

     (b) together with each delivery of financial statements under Section 5.01(a) a current, complete schedule listing all Persons (except Subsidiaries) whose equity or debt any Loan Party or any of their Subsidiaries owns or holds, containing all information required by, and in a form satisfactory to, the Lenders; and

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

     (c) notices of any default by any Loan Party or any of their Subsidiaries with respect to the leases described in Section 5.17(a).

                                   ARTICLE VI
                               Negative Covenants

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each Borrower covenants and agrees with the Lenders that:

     SECTION 6.01. Indebtedness. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

     (a) Indebtedness evidenced by the Loan Documents;

     (b) endorsements in the ordinary course of business of negotiable instruments in the course of collection;

     (c) Indebtedness of CAI pursuant to the Real Estate Documentation, in an aggregate amount at any time not to exceed $675,000;

     (d) Indebtedness that is evidenced by the Originator Notes and obligations under the Receivables Purchase Documents;

     (e) Indebtedness of CAI to Voyager Insurance Company pursuant to the Voyager Debenture, together with the guarantee thereof by CAI, in an aggregate amount at any time not to exceed $3,500,000, to the extent that such Indebtedness is subject to the Voyager Subordination and Standstill Agreement;

     (f) Indebtedness of CAI incurred in connection with the construction of a new distribution center, in an aggregate principal amount at any time not to exceed $7,500,000, provided that such Indebtedness is not increased, renewed or extended or permitted to remain outstanding after the stated maturity thereof;

     (g) unsecured Indebtedness of CAI to C.W. Conn, Jr. evidenced by the Seller Subordinated Note, in an aggregate principal amount at any time not to exceed $11,500,000, to the extent such Indebtedness is subject to the Seller Subordination Agreement, provided that such Indebtedness is not increased, renewed or extended or permitted to remain outstanding after the stated maturity thereof;

     (h) contingent Indebtedness in respect of the Collection Account Letters of Credit provided that the aggregate amounts of such contingent Indebtedness may not exceed $15,000,000;

     (i) other unsecured Indebtedness in aggregate principal amount at any time not to exceed $10,000,000

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

     (j) other Indebtedness of the Consolidated Group incurred in the ordinary course of business to finance the acquisition of assets (including, without limitation, indebtedness of the Consolidated Group incurred on ordinary trade terms which is owing to vendors, suppliers, or such Persons providing inventory for use by the Consolidated Group in the ordinary course of their business) in an aggregate principal amount at any time not to exceed $25,000,000;

     (k) contingent unsecured Indebtedness in respect of letters of credit issued to support workman's compensation insurance maintained by the Borrowers or their Subsidiaries; provided that the aggregate amounts of such contingent Indebtedness may not exceed $2,500,000 at any time.

     SECTION 6.02. Liens. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

     (a) Permitted Encumbrances;

     (b) Liens in favor of the Administrative Agent, for the benefit of the Lenders, created by the Security Documents;

     (c) Liens securing the Indebtedness described in Section 6.01(c), provided that such Liens do not cover any property other than that subject to such Lien on the date hereof;

     (d) Liens created by the Voyager Security Agreement securing the Indebtedness of CAI described in Section 6.01(e);

     (e) Liens securing the Indebtedness described in Section 6.01(f), provided that such Liens do not cover any property other than such distribution center;

     (f) Liens on assets and identifiable cash proceeds thereof which are not commingled with any other property of the Consolidated Group, which secure Indebtedness of the Consolidated Group incurred in the ordinary course of business to finance the acquisition of assets (including, without limitation, indebtedness of the Consolidated Group incurred on ordinary trade terms which is owing to vendors, suppliers, or such Persons providing inventory for use by the Consolidated Group in the ordinary course of their business); provided that the aggregate principal amount of all obligations subject to the Liens permitted by this Section 6.02(f) shall not at any time exceed $25,000,000;

     (g) Liens on property of Conn Funding I LP and Conn Funding II LP.

     SECTION 6.03. Fundamental Changes. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets, or any stock or Indebtedness of any of their Subsidiaries (in each case, whether now owned or hereafter acquired), or permit any Subsidiary to issue or dispose of any of its stock, or take any action (directly or indirectly) which would have the effect of causing any Subsidiary to cease to be a wholly-owned Subsidiary, or issue any Disqualified Capital Stock except for the issuance of Disqualified Capital Stock as described in Schedule 3.15(c), or liquidate or dissolve; provided the foregoing shall not prohibit the transactions contemplated by the Receivables Purchase Documents or the IPO Transaction. Notwithstanding anything herein to the contrary, any Subsidiary which is wholly-owned (directly or indirectly) by CAI may liquidate or dissolve if CAI determines in good faith that such liquidation or dissolution is in the best interests of CAI and is not materially disadvantageous to the Lenders. The Borrowers shall promptly deliver written notice to the Administrative Agent of each such liquidation or dissolution.

     SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, or become a general partner of any other Person, except:

     (a) Permitted Investments;

     (b) investments existing on the date hereof by any Borrower in the capital stock of its Subsidiaries and, after the closing of the IPO Transaction, investments by Parent in the capital stock of CAI;

     (c) loans or advances permitted under Section 6.01 hereof;

     (d) Guarantees by the Borrowers or their Subsidiaries, in an aggregate amount not to exceed $15,000,000 at any one time outstanding, of Indebtedness incurred in connection with the acquisition and development of sites (and construction of improvements thereon) which are subject to leases in favor of a Borrower or a Subsidiary of a Borrower (such Guarantees to be permitted in addition to and cumulative of the other Indebtedness permitted under Section
6.01 hereof), and

     (e) investments in the form of membership or partnership interests, as applicable, in Conn Funding LLC, Conn Funding I LP, Conn Funding II LP and Conn Funding II GP LLC.

     SECTION 6.05. Hedging Agreements. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into by any Loan Party or any of their Subsidiaries in the ordinary course of business to hedge or mitigate risks to which any Loan Party or any of their Subsidiaries is exposed in the conduct of its business or the management of its liabilities.

     SECTION 6.06. Restricted Payments. Each Borrower will not, and will not permit any of their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment other than as specifically included in the definition of the IPO Transaction;

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

provided, however, that so long as no Default or Event of Default has occurred, is continuing or would be created thereby, (i) the Borrowers and their Subsidiaries may make Restricted Payments to retiring or terminated employees (other than Wallis Gregorcyk) in an amount not to exceed, in the aggregate from and after August 1, 2002, $2,000,000, (ii) the Borrowers and their Subsidiaries may make Restricted Payments to Wallis Gregorcyk upon his retirement or termination in an amount not to exceed, in the aggregate, $3,200,000 and (iii) upon the closing of the IPO Transaction and so long as such closing occurs on or before July 31, 2003 and the net proceeds realized therefrom equal or exceed $35,000,000, CAI may thereafter make Restricted Payments in an aggregate amount not to exceed $5,000,000. Notwithstanding anything herein to the contrary, any Subsidiary which is wholly-owned (directly or indirectly) by CAI may declare and pay dividends to the owners of its equity interests.

     SECTION 6.07. Transactions with Affiliates. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to such Person than could be obtained on an arm's-length basis from unrelated third parties.

     SECTION 6.08. Restrictive Agreements. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party or any of their Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary of CAI to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to CAI or any other Subsidiary of CAI or to Guarantee Indebtedness of CAI or any other Subsidiary of CAI; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on
Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),
(iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to such Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

     SECTION 6.09. Certain Contracts. Except as identified in Schedule 6.09, each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, enter into or be a party to:

     (a) any contracts providing for the making by any Loan Party or any of their Subsidiaries of loans, advances or capital contributions to any Person, or for the purchase of any property from any Person, in each case primarily in order to enable such Person to maintain any balance sheet condition or to pay debts, dividends or expenses, or

     (b) any contract for the purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment by any Loan Party or any of their Subsidiaries for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered, or

     (c) any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor (provided that this subsection (c) shall not be construed to prevent any Loan Party or any of their Subsidiaries from being a party to or complying with any provision of any lease to which any of them is a party on the date hereof).

     SECTION 6.10. Discount or Sale of Receivables. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, discount (except discounts given in the ordinary course of business in connection with credit card and programs and vendor promotional activity and in connection with the settlement of claims against manufacturers in the ordinary course of business) or sell with recourse, or sell for less than the face value thereof, any of its notes receivable, receivables under leases or other accounts receivable, except for any sale of receivables by CAI or CAILP or any of their Subsidiaries to Conn Funding I LP or Conn Funding II LP, or by Conn Funding I LP to Conn Funding II LP, under the Receivables Purchase Agreement.

     SECTION 6.11. Change in Accounting Method. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, make any change in the method of computing depreciation for either tax or book purposes or any other material change in accounting method without the Required Lenders' prior written approval, except for any changes required by GAAP or applicable law. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, change its fiscal year.

     SECTION 6.12. Sales and Leasebacks. Except for sale and leaseback transactions entered into after February 1, 1999 in an aggregate amount not to exceed $10,000,000, each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, become liable, directly or indirectly, with respect to any lease or property whether now owned or hereafter acquired (i) which such Person has sold or transferred or is to sell or transfer to any other Person or (ii) which such Person intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by such Person to any other Person in connection with such lease.

     SECTION 6.13. Sale of Inventory. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, make any sale, lease or other disposition of inventory except in the ordinary course of business.

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     SECTION 6.14. Nature of Business. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, engage in any line of business other than the business as presently conducted or related thereto.

     SECTION 6.15. Hazardous Materials. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to (a) cause or permit any Hazardous Materials to be treated, stored, or disposed of in a manner which could reasonably be expected to result, singularly or in the aggregate, (i) in a Material Adverse Effect or (ii) in costs, liabilities or expenses relating to remediation under or violations of Environmental Laws in excess of $500,000; (b) cause or permit any part of any property of any Loan Party or any of their Subsidiaries to be used as a manufacturing, treatment, storage or disposal facility for Hazardous Materials, where such action could reasonably be expected to result, singularly or in the aggregate, (i) in a Material Adverse Effect or
(ii) in costs, liabilities or expenses relating to remediation under or violations of Environmental Laws in excess of $500,000; or (c) cause or suffer any Liens to be recorded against any property of any Loan Party or any of their Subsidiaries as a consequence of, or in any way related to, the presence, remediation, or disposal of Hazardous Materials in or about any property of any Loan Party or any of their Subsidiaries, including any so-called state, federal or local "superfund" lien relating to such matters.

     SECTION 6.16. Amendment of Charter Documents. Each Borrower will not effect any material amendment to or material modification of its charter documents or by-laws, and will not permit any Loan Party or any of their Subsidiaries to effect any material amendment to or material modification of their charter documents or by-laws. Lenders agree that the changes required by the IPO Transaction shall not constitute a violation of this Section.

     SECTION 6.17. Use of Proceeds. The Borrowers will not use, nor permit the use of, all or any portion of any Loan for any purpose not permitted by Section
5.09 hereof.

     SECTION 6.18. Debt Service Coverage Ratio. The Borrowers will not permit the ratio of (i) Consolidated EBITDA plus Consolidated Rent Expense minus Consolidated Capital Expenditures divided by (ii) Consolidated Cash Interest Expense (exclusive of any fees paid in respect of the undrawn face amounts of the Collection Account Letters of Credit) plus Consolidated Rent Expense, as determined as of the last day of each fiscal quarter for the twelve-month period ending on such day, to be less than the ratio set forth below opposite the period in which such fiscal quarter ends:

      Period                           Ratio
      ------                           -----

October 31, 2002
   to the later of January
   31, 2004 or the date of the
   closing of the IPO Transaction   1.75 to 1.00

Thereafter                          2.00 to 1.00

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To the extent the foregoing applies to a period prior to the effective date of this Agreement, this provision shall be deemed to constitute an amendment to the July 14, 1998 Credit Agreement referred to in Section 9.17 hereof.

     SECTION 6.19. Total Leverage Ratio. The Borrowers will not permit the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit and the undrawn face amounts of the Bank of America Letters of Credit) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined as of the last day of each fiscal quarter for the twelve-month period ending on such day, to be greater than the ratio set forth below opposite the period in which such fiscal quarter ends:

      Period                           Ratio
      ------                           -----
October 31, 2002
   to the date of the
   closing of the IPO Transaction   3.50 to 1.00

Thereafter                          2.75 to 1.00

To the extent the foregoing applies to a period prior to the effective date of this Agreement, this provision shall be deemed to constitute an amendment to the July 14, 1998 Credit Agreement referred to in Section 9.17 hereof.

     SECTION 6.20. Net Worth. The Borrowers will not permit, at any time, Consolidated Net Worth to be less than the sum of (i) $55,000,000 plus (ii) 75% of positive Net Income generated after May 1, 2002 plus (iii) 100% of any capital stock or other ownership or profit interest or any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire the same, issued after May 1, 2002. Any gains attributable to the effects of Statements of Financial Accounting Standards Nos. 125/140 and/or 133, or their successors, and any losses attributable thereto, shall be excluded in determining Consolidated Net Worth for purposes of this Section.

     SECTION 6.21. Extension, Delinquencies, Charge-Offs.

     (a) The Borrowers will not permit the Charge-Off Ratio to be greater than ..05 to 1.00, determined as of the last day of each month averaged for the three-month period ended on such date.

     (b) The Borrowers will not permit the Extension Ratio to be greater than ..04 to 1.00, determined as of the last day of each month averaged for the three-month period ended on such date.

     (c) The Borrowers will not permit the Delinquency Ratio to be greater than ..120 to 1.00, determined as of the last day of each month averaged for the three-month period ended on such date.

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     SECTION 6.22. Consolidated Capital Expenditures. The Borrowers will not permit the Consolidated Group to make Consolidated Capital Expenditures, measured during any fiscal year, in excess of (i) $17,500,000 at any time prior to the closing of the IPO Transaction (and after the closing of the IPO Transaction, if such closing occurs after July 31, 2003 or if the net proceeds realized therefrom are less than $35,000,000) and (ii) $20,000,000 at any time following the closing of the IPO Transaction so long as such closing occurs on or before July 31, 2003 and the net proceeds realized therefrom equal or exceed $35,000,000.

     SECTION 6.23. Prepayment of Indebtedness. Each Borrower will not, and will not permit any Loan Party or any of their Subsidiaries to, directly or indirectly, prepay (by acceleration or otherwise) any Indebtedness (other than to the Agents and the Lenders), or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Loan Party or any of their Subsidiaries if a Default or Event of Default exists prior to or after giving effect thereto, provided however, in no event shall any Loan Party or any of their Subsidiaries take any such action with respect to the Subordinated Debt prior to the repayment in full of the Obligations. Notwithstanding the foregoing, after the prepayment of the Term Loans required by Section 2.09(c), Borrowers may use any remaining proceeds realized from the IPO Transaction to prepay Subordinated Debt or any other Indebtedness of any Loan Party.

     SECTION 6.24. Issuance of Shares. CAI will not issue, sell or otherwise dispose of any shares of its capital stock or other equity securities, or rights, warrants or options to purchase or acquire any shares or equity securities, except in connection with the IPO Transaction and except as otherwise permitted by other Sections of this Agreement. Prior to the closing of the IPO Transaction, CAI shall at all times cause at least 60% of all common stock and at least 70% of all preferred stock of CAI to be pledged to the Administrative Agent for the benefit of Lenders pursuant to a Pledge and Security Agreement, whereby the Administrative Agent shall have a first priority perfected Lien thereon. From and after the closing of the IPO Transaction, CAI shall at all times cause all equity interests in and to CAI to be pledged to the Administrative Agent for the benefit of Lenders pursuant to a Pledge and Security Agreement, whereby the Administrative Agent shall have a first priority perfected Lien thereon.

                                  ARTICLE VII
                               Events of Default

     If any of the following events ("Events of Default") shall occur:

     (a) any Borrower shall fail to pay any principal of, or interest on, any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

     (b) any Loan Party shall fail to pay any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

     (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary thereof in or in connection with any Loan Document or in any report,

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certificate, financial statement or other document furnished to the
Administrative Agent or any Lender pursuant to or in connection with any Loan Document, shall prove to have been incorrect in any material respect when made or deemed made;

     (d) (i) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Article VI; or (ii) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Guaranty Agreement to which it is a party; or (iii) any Loan Party shall fail to observe or perform any negative covenant, condition or agreement contained in any other Loan Document to which it is a party and such violation shall not have been remedied within five (5) days after the occurrence thereof;

     (e) any Loan Party shall fail to observe or perform any affirmative covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or in any other Loan Document to which it is a party, and such failure shall continue unremedied for a period of 30 days after the occurrence thereof;

     (f) (i) a Change of Control shall occur or (ii) from and after the closing of the IPO Transaction, Parent shall cease to own all of the issued and outstanding equity interests in and to CAI, free and clear of any Liens, or
(iii) Thomas J. Frank or William C. Nylin, Jr. shall not be the Chief Executive Officer of CAI and a replacement reasonably satisfactory to the Lenders has not been named within 120 days thereafter;

     (g) any Loan Party or any of their Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and such non-payment continues after the applicable grace period;

     (h) any event or condition occurs that results in any Material Indebtedness of any Loan Party or any of their Subsidiaries becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, unless such event or condition is waived by the non-defaulting party thereto;

     (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or any Subsidiary thereof or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or any Subsidiary thereof or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered;

     (j) any Loan Party or any Subsidiary thereof shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in

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

effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any Subsidiary thereof or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or
(vi) take any action for the purpose of effecting any of the foregoing;

     (k) any Loan Party or any Subsidiary thereof shall become unable, admit in writing or fail generally to pay its debts as they become due;

     (1) one or more judgments for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against any Loan Party or any of their Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of such Person(s) to enforce any such judgment;

     (m) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party or any of their Subsidiaries in an aggregate amount exceeding (i) $500,000 in any year or
(ii) $1,000,000 for all periods;

     (n) except pursuant to the express terms of any Loan Document, any Loan Document shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect or be declared to be null and void, or any Lien granted pursuant to any Loan Document shall cease to be perfected and of first priority due to any action or in action of any Loan Party (except for Liens permitted by Section 6.02 hereof), or the validity or enforceability thereof shall be contested by any Loan Party, or any Loan Party shall deny that it has any or any further liability or obligations under any Loan Document to which it is a party;

     (o) any Loan Party sells, encumbers or abandons (except as otherwise expressly permitted by the Loan Documents) any material portion of the Property now or hereafter subject to any of the Security Documents; or any levy, seizure, or attachment is made thereof or thereon; or any material portion of such Property is lost, stolen, substantially damaged or destroyed;

     (p) (i) except for violations or defaults that have been waived or consented to, any party thereto shall violate any covenant, agreement or condition contained in any Receivables Purchase Document or any default or event of default occurs and is continuing under any Receivables Purchase Document or
(ii) any party thereto shall amend, modify or supplement any provision set forth in any Receivables Purchase Document in any manner which could reasonably be expected to have a material adverse affect on Lenders without the prior written consent of the Required Lenders;

     (q) (i) except for any default which is waived by Voyager, any party thereto shall violate any covenant, agreement or condition in the Voyager Debenture, the Voyager Keep Well Agreement, or the Voyager Security Agreement, or any default or event of default shall occur

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

thereunder or (ii) any default or event of default occurs under the Voyager Subordination and Standstill Agreement or (iii) any party thereto shall amend, modify or supplement any provision set forth in any Voyager Document without the prior written consent of the Required Lenders (provided no such consent shall be required for the renewal and extension thereof provided no Default or Default or Event of Default shall exist or result therefrom); or

     (r) (i) any party thereto shall violate any covenant, agreement or condition in the Seller Subordinated Note (except for a default waived by C.W. Conn, Jr.) or the Seller Subordination Agreement or shall amend, modify or supplement any provision of the Seller Subordinated Note or the Seller Subordination Agreement without the prior written consent of the Required Lenders, or (ii) any default or event of default shall occur under the Seller Subordinated Note (except for a default waived by C.W. Conn, Jr.) or under the Seller Subordination Agreement;

then, and in every such event (other than an event described in clause (i), (j) or (k) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of each Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event described in clause (i), (j) or (k) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

                                  ARTICLE VIII
                            The Administrative Agent

     Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

     The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any Subsidiary or other affiliate thereof as if it were not the Administrative Agent hereunder.

     The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent

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

shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of their Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrowers or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrowers, to appoint a successor. If no successor shall have been

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

so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in Houston, Texas, or an affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     SECTION 8.01. INDEMNIFICATION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE ADMINISTRATIVE AGENT SHALL BE FULLY JUSTIFIED IN FAILING OR REFUSING TO TAKE ANY ACTION HEREUNDER UNLESS IT SHALL FIRST BE INDEMNIFIED TO ITS SATISFACTION BY THE LENDERS AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ITS TAKING OR CONTINUING TO TAKE ANY ACTION OR ITS REFRAINING TO TAKE ANY ACTION. EACH LENDER AGREES TO INDEMNIFY THE ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWERS OR ANY SUBSIDIARY), ACCORDING TO SUCH LENDER'S COMMITMENTS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER ANY LOAN DOCUMENT; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE PERSON BEING INDEMNIFIED; AND PROVIDED FURTHER THAT IT IS THE INTENTION OF EACH LENDER TO INDEMNIFY THE ADMINISTRATIVE AGENT AGAINST THE CONSEQUENCES OF THE ADMINISTRATIVE AGENT'S OWN NEGLIGENCE, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA PERCENTAGE OF ANY OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE

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ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, ADMINISTRATION, OR
ENFORCEMENT OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, ANY LOAN DOCUMENT, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWERS.

     Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX
                                 Miscellaneous

     SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

     (a) if to the Borrowers, to Conn Appliances, Inc., Attention of Thomas J. Frank (Telecopy No. (409) 832-4967);

     (b) if to the Administrative Agent, to JPMorgan Chase Bank, Attention of Lindsey Whyte (Telecopy No. (713) 216-6004);

     (c) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 9.02. Waivers; Amendments.

     (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of

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

this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) except in connection with a sale, transfer or other disposition permitted hereby, release any Collateral, (vi) release of Guarantor from its obligations, or (vii) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, without the prior written consent of the Administrative Agent.

     SECTION 9.03. Expenses; Indemnity; Damage Waiver.

     (a) The Borrowers shall pay (i) all out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any other Loan Document or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section, or in connection with the Loans made, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

     (b) The Borrowers shall indemnify the Administrative Agent, and each Lender, and each related party of any of the foregoing persons (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of

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

any counsel for any Indemnitee, incurred by or asserted against any indemnitee arising out of, in connection with, or as a result of:

          (i) the execution or delivery of this agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions or any other transactions contemplated hereby,

          (ii) any Loan or the use of the proceeds therefrom,

          (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrowers or any of their Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of their Subsidiaries,

          (iv) any transaction, act, omission, event or circumstance in any way connected with the Mortgaged Property or with the Security Documents, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever any act performed or omitted to be performed hereunder, any breach by any Loan Party of any representation, warranty, covenant, agreement or condition contained in the Security Documents, any default as defined herein, and any claim under or with respect to any Lease (as defined in the Mortgages).

          (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non appealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) To the extent that any Borrower fails to pay any amount required to be paid by it to the Administrative Agent, under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's per rata percentage of such unpaid amount in accordance with Section 8.01.

     (d) To the extent permitted by applicable law, the Borrowers shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

     (e) All amounts due under this Section shall be payable not later than 15 days after written demand therefor.

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     SECTION 9.04. Successors and Assigns.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an affiliate of a Lender, each of the Borrowers and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Borrowers and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with (except in the case of an assignment to a Lender or an affiliate of a Lender) a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrowers otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

     (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Houston, Texas a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the

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

terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

     (e) Any Lender may, without the consent of the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.18(c) as though it were a Lender.

     (f) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(e) as though it were a Lender.

     (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, and the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 9.08. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of its affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or affiliate to or for the credit or the account of any Borrower against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each

Lender under this Section are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

     SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process.

     (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS.

     (b) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE DISTRICT COURT OF THE STATE OF TEXAS SITTING IN HARRIS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN TEXAS OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     (c) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER

BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 9.12. Payments Set Aside. To the extent that any Borrower makes a payment or payments to the Administrative Agent or any Lender or the Administrative Agent or any Lender enforces any security interest or exercises its right of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any debtor law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and shall continue in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

     SECTION 9.13. Loan Agreement Controls. If there are any conflicts or inconsistencies among this Agreement and any of the other Loan Documents, the provisions of this Agreement shall prevail and control.

     SECTION 9.14. FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 9.15. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Highest Lawful Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Highest Lawful Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Highest Lawful Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 9.16. Limitation of Liens. Notwithstanding anything in any Loan Document to the contrary, The Administrative Agent and the Lenders hereby agree that under no circumstances shall the Collateral include (i) "Purchased Receivables" (as defined in the Receivables Purchase Agreement) or (ii) "Related Security" or "Receivable Files" (each as defined in the Conn Funding II Indenture), or products or proceeds of any of the foregoing.

     SECTION 9.17. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Credit Agreement dated as of July 14, 1998 by and among CAI and certain related entities, as Borrowers, JPMorgan Chase Bank, as Administrative Agent, and the other lenders named therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        CONN APPLIANCES, INC.


                                        By: /s/ THOMAS J. FRANK
                                            ------------------------------------
                                        Name:  THOMAS J. FRANK
                                        Title: CHIEF EXECUTIVE OFFICER &
                                               CHAIRMAN OF THE BOARD


                                        CAI CREDIT INSURANCE AGENCY, INC.


                                        By: /s/ DAVID R. ATNIP
                                            ------------------------------------
                                        Name:  DAVID R. ATNIP
                                        Title: PRESIDENT

                                        JPMORGAN CHASE BANK, individually and as Administrative Agent


                                        By: /s/ H. David Jones
                                            ------------------------------------
                                        Name:  H. David Jones
                                        Title: Vice President

                                        BANK OF AMERICA, N.A., individually and
                                        as Syndication Agent


                                        By: /s/ Gary L. Mingle
                                            ------------------------------------
                                        Name:  Gary L. Mingle
                                        Title: Senior Vice President

                                        SUNTRUST BANK, individually and as
                                        Documentation Agent


                                        By: /s/ Heidi M. Khambatta
                                            ------------------------------------
                                        Name:  Heidi M. Khambatta
                                        Title: Vice President

                                        HIBERNIA NATIONAL BANK


                                        By: /s/ BILL C. DARLING
                                            ------------------------------------
                                        Name:  BILL C. DARLING
                                        Title: VICE PRESIDENT

                                        GUARANTY BANK


                                        By: /s/ Eric Luttrell
                                            ------------------------------------
                                        Name: Eric Luttrell
                                        Title: VP

                                  SCHEDULE 2.01

                                TERM COMMITMENTS

JPMorgan Chase Bank                                                  $ 3,000,000
Bank of America, N.A.                                                $ 3,000,000
Guaranty Bank                                                        $ 3,000,000
Hibernia National Bank                                               $ 3,000,000
SunTrust Bank                                                        $ 3,000,000

TOTAL                                                                $15,000,000

                                  SCHEDULE 2.02

                              REVOLVING COMMITMENTS

JPMorgan Chase Bank                                                  $ 8,000,000
Bank of America, N.A.                                                $ 8,000,000
Hibernia National Bank                                               $ 8,000,000
SunTrust Bank                                                        $ 8,000,000
Guaranty Bank                                                        $ 8,000,000

TOTAL                                                                $40,000,000

                     CONN APPLIANCES, INC. and Subsidiaries
                       CONN'S OPPORTUNITY FINANCE COMPANY
               Listing of Real Estate Holdings Schedule 3.05(a)(1)
                           Post Recapitalization Plan

                                                                                                                          Date
Location   Owner         Description                   Address               City         State       County/Parish     Acquired
--------------------------------------------------------------------------------------------------------------------------------
    1       CAI    Corporate Headquarters     2755 Liberty                Beaumont      Texas       Jefferson          11/1/1984
    3       CAI    Beaumont Warehouse         2815 Laurel                 Beaumont      Texas       Jefferson           4/1/1972
   10       CAI    Store 10                   1715 Alexander              Baytown       Texas       Harris              1/1/1979
   17       CAI    Store 17                   10430 Southwest Freeway     Houston       Texas       Harris              9/1/1984
   22       CAI    Lafayette Warehouse-Prk    118 Bertrand                Lafayette     Louisiana   Lafayette          8/25/1995
   22       CAI    Land Richard St. Laf       124 Bertrand                Lafayette     Louisiana   Lafayette           6/2/1982
   27       CAI    Store 27                   2902 N. Shepherd            Houston       Texas       Jefferson           5/1/1992
   61       CAI    Store 61                   1802 SW Military Dr.        San Antonio   Texas       Bexar               9/1/1993
   62       CAI    Store 62                   4918 Loop 410 N             San Antonio   Texas       Bexar              4/19/1983
  801       CAI    Land Lot 1                 2690 Laurel                 Beaumont      Texas       Jefferson           1/1/1977
  801       CAI    Land Beaumont              2690 Laurel                 Beaumont      Texas       Jefferson           1/1/1977
  801       CAI    Land                       2690 Laurel                 Beaumont      Texas       Jefferson           7/1/1986
  801       CAI    Land-Missouri Pacific RR   2690 Laurel                 Beaumont      Texas       Jefferson           9/7/1988
  999       CAI    New Iberia Excess Land     Admiral Doyle Dr.           New Iberia    Louisiana   Iberia Parish      9/25/1979
  999       CAI    SFR Rent House             913 Fortune                 Baytown       Texas       Harris             1/31/1983
  999       CAI    Vacant Lot                 915 Fortune                 Baytown       Texas       Harris             4/22/1983
            CAI    Baton Rouge Excess         TR M-1-A Sec 70 Twnshp 7S   Baton Rouge   Louisiana   East Baton Rouge   9/12/1983
   3A       CAI    Beaumont Warehouse         Nuemeyer Bldg               Beaumont      Texas       Jefferson

           TOTALS

                                              Acquisition   Acquisition    Net Book
Location   Owner         Description           Cost-Land    Cost-Imprv    Value-Imprv      NBV
-------------------------------------------------------------------------------------------------
    1       CAI    Corporate Headquarters         91,552                                   91,552
    3       CAI    Beaumont Warehouse            197,282       737,597      414,273       611,554
   10       CAI    Store 10                       92,370       164,633       37,163       129,533
   17       CAI    Store 17                    1,149,355       615,431      353,084     1,502,438
   22       CAI    Lafayette Warehouse-Prk        84,588                                   84,588
   22       CAI    Land Richard St. Laf          137,952                                  137,952
   27       CAI    Store 27                      273,000       649,062      526,290       799,290
   61       CAI    Store 61                      259,612       910,041      707,830       967,442
   62       CAI    Store 62                      539,865       756,027      646,581     1,186,447
  801       CAI    Land Lot 1                     66,587                                   66,587
  801       CAI    Land Beaumont                  19,106        39,895       16,401        35,507
  801       CAI    Land                           28,532                                   28,532
  801       CAI    Land-Missouri Pacific RR       21,275                                   21,275
  999       CAI    New Iberia Excess Land         75,000                                   75,000
  999       CAI    SFR Rent House                 58,353                                   58,353
  999       CAI    Vacant Lot                     36,050                                   36,050
            CAI    Baton Rouge Excess            304,023                                  304,023
   3A       CAI    Beaumont Warehouse

           TOTALS                              3,342,949     3,872,687    2,701,622     6,136,122

    0
    0
  Legend   CAILP   CAI, LP
           APS     Appliance Parts & Service, Inc
           CDC     Conn Development Corporation

-----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE         LEASE TERMS
-----------------------------------------------------------------------------------------------------------------------------
  AIRPLANE     S.E. TEXAS REGIONAL     JEFFERSON COUNTY               214.00                               MONTH TO MONTH
   HANGER                              4875 PARKER DRIVE
                                       BEAUMONT, TEXAS 77705



  CORP.        3295 COLLEGE, SUITE A   BEAUMONT DEVELOPMENT        32,411.33     9/9/2000    9/1/2010     9/9/00 - 9/30/2010
               BEAUMONT, TEXAS         C/O UNITED EQUITES, INC.
                                       6909 ASHCROFT, SUITE 200
                                       HOUSTON, TEXAS



ADDTL SPACE    3141 COLLEGE, SUITE A

  BMT WHSE     2815 LAUREL ST.         CONN BROTHERS                  450.00                               MONTH TO MONTH
  PKG LOT      BEAUMONT, TEXAS         P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704



     1         8550 - A MARKET ST.     WEINGARTEN REALTY           71,145.00                             9/1/2000 - 8/31/2005
Houston Whse   8550 - B MARKET ST.     ATT: DANA


               HOUSTON, TEXAS 77029    P.O. BOX 924133



                                       HOUSTON, TEXAS 77292




-------------------------------------------------------------------------------------------------------------------------------
                                             PRIMARY                AMENDMENT                  TOTAL               NUMBER
                                          LEASE PAYMENT             OR OPTION              LEASE PAYMENT         OF RENEWAL
  LOCATION           LOCATION              COMPUTATION             COMPUTATION              COMPUTATION            OPTIONS
-------------------------------------------------------------------------------------------------------------------------------
  AIRPLANE     S.E. TEXAS REGIONAL     Base           214.00   Base            0.00   Base           214.00
   HANGER                              Cam              0.00   Cam             0.00   Cam              0.00
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00
                                       Taxes            0.00   Taxes           0.00   Taxes            0.00
                                                      214.00                   0.00                  214.00

  CORP.        3295 COLLEGE, SUITE A   Base        20,232.00   Base        4,239.58   Base        24,471.58   1 - 5 year option
               BEAUMONT, TEXAS         Cam          4,360.31   Cam             0.00   Cam          4,360.31   2 - 5 year option
                                       Insurance      533.92   Insurance       0.00   Insurance      533.92
                                       Taxes        3,025.52   Taxes           0.00   Taxes        3,025.52
                                       Signs            0.00                   0.10                   20.00
                                                   28,151.75               4,239.58               32,411.33

ADDTL SPACE    3141 COLLEGE,
               SUITE A

  BMT WHSE     2815 LAUREL ST.         Base           450.00   Base            0.00   Base           450.00     NONE
  PKG LOT      BEAUMONT, TEXAS         Cam              0.00   Cam             0.00   Cam              0.00
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00
                                       Taxes            0.00   Taxes           0.00   Taxes            0.00
                                                      450.00                   0.00                  450.00

     1         8550 - A MARKET ST.     Base        71,145.00   Base            0.00   Base        71,145.00   1 - 5 year option
Houston Whse   8550 - B MARKET ST.     Cam              0.00   Cam             0.00   Cam              0.00
                                                                                                              ** ONE TIME
                                                                                                              OFFER TO
               HOUSTON, TEXAS 77029    Insurance        0.00   Insurance       0.00   Insurance        0.00   TERMINATE
                                                                                                              NOTICE SENT ON
                                                                                                              OR BEFORE
                                       Taxes            0.00   Taxes           0.00   Taxes            0.00   FEBRUARY 28,
                                                                                                              WITH
                                                                                                              TERMINATION
                                                   71,145.00                   0.00               71,145.00   TO BE

                               SCHEDULE 3.05(a)(ii)

-----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE         LEASE TERMS
-----------------------------------------------------------------------------------------------------------------------------
     2         108 GATEWAY             BEAUMONT GATEWAY            19,391.66    8/13/2001    8/1/2011    8/13/01 - 8/12/2011
               BEAUMONT, TEXAS         5100 WESTHEIMER, SUITE
                                       HOUSTON, TEXAS 77056






                                                                    3,000.00   11/19/2002   10/1/2007     11/1/02 - 10/31/07
   03A         WAREHOUSE &             THE LUCAS COMPANY
               BLDG)                   7090 SHANAHAN DRIVE
               2895 LAUREL STREET      BEAUMONT, TEXAS 77706
               77702


     5         3600 HWY 365            CARROLL WAYNE CONN, LP      16,500.00     8/1/1998    7/1/2008     8/1/98 - 7/31/2008
               NEDERLAND, TEXAS        P.O. BOX 2358
                                       BEAUMONT, TEXAS 77702




     6         3129 STATE HWY. 14      WEINGARTEN REALTY           15,260.58    1/29/2001    1/1/2011    1/29/01 - 1/31/2011
               LAKE CHARLES, LA        P.O. BOX 200518
                                       HOUSTON, TEXAS 77216


                                       PHONE
                                       FAX

------------------------------------------------------------------------------------------------------------------------------
                                           PRIMARY               AMENDMENT                  TOTAL                NUMBER
                                        LEASE PAYMENT            OR OPTION              LEASE PAYMENT          OF RENEWAL
  LOCATION           LOCATION            COMPUTATION            COMPUTATION              COMPUTATION             OPTIONS
------------------------------------------------------------------------------------------------------------------------------
     2         108 GATEWAY          Base         13,052.08  Base            0.00   Base        13,052.08   1 - 5 year option
               BEAUMONT, TEXAS      Cam               0.00  Cam             0.00   Cam              0.00                  Base
                                    Insurance         0.00  Insurance       0.00   Insurance        0.00   2 - 5 year option
                                    Taxes             0.00  Taxes           0.00   Taxes            0.00                  Base
                                    CTI           6,339.58  CTI             0.00   CTI          6,339.58   3 - 5 year option
                                                 19,391.66                  0.00               19,391.66                  Base
                                                                                                           4 - 5 year option
                                                                                                                          Base

                                    Base          2,500.00  Base            0.00   Base         2,500.00   1 - 5 year option
   03A         WAREHOUSE &          Cam                     Cam             0.00   Cam              0.00                  Base
               BLDG)                Insurance               Insurance       0.00   Insurance        0.00   Insurance & Taxes
               2895 LAUREL STREET   Taxes                   Taxes           0.00   Taxes            0.00
               77702                Ins/faxes       500.00  CTI             0.00   CTI            500.00
                                                  3,000.00                  0.00                3,000.00

     5         3600 HWY 365         Base         10,500.00  Base            0.00   Base        10,500.00   1 - 5 year option
               NEDERLAND, TEXAS     Cam               0.00  Cam             0.00   Cam              0.00                  Base
                                    Insurance         0.00  Insurance       0.00   Insurance        0.00   2 - 5 year option
                                    Taxes             0.00  Taxes           0.00   Taxes            0.00                  Base
                                                 16,500.00                  0.00                16,500.0   3 - 5 year option
                                                                                                                          Base

     6         3129 STATE HWY. 14   Base         11,739.00  Base            0.00   Base        11,739.00   1 - 5 year option
               LAKE CHARLES, LA     Cam           1,252.16  Cam             0.00   Cam          1,252.16                  Base
                                    Insurance       939.00  Insurance       0.00   Insurance      939.00   2 - 5 year option
                                    Taxes         1,330.42  Taxes           0.00   Taxes        1,330.42                  Base
                                                 15,260.58                  0.00               15.260.58

                              SCHEDULE 3.05(a)(ii)

----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE          LEASE TERMS
----------------------------------------------------------------------------------------------------------------------------
     7         917 E. ADMIRAL          WESTPARK SHOPPING           10,406.25    7/24/2001    6/1/2011      7/24/01 - 6/30/11
               NEW IBERIA, LA 70560    C/O VERMILLION HOLDINGS,
                                       ATT: ROBERT C. JORDAN
                                       301 W. SAINT PETER ST.
                                       NEW IBERIA,
                                       LA 70560-3680



     8         211 WEST WILLOW ST.     NEW PLAN EXCEL REALTY        6,714.75     8/1/1997    5/1/2008     8/1/97 - 5/30/2008
               LAFAYETTE, LA.          P.O. BOX 848322
                                       DALLAS, TEXAS 75284-8323



     9         8888 AIRLINE            CARROLL WAYNE CONN, LP      15,041.67     3/1/1999    2/1/2008     3/1/99 - 2/28/2008
               BATON ROUGE, LA         P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704






    11         3559 AMBASSADOR         EQUITY ONE, INC.            23,685.88     9/1/2001    7/1/2011      6/25/01 - 7/31/11
               LAFAYETTE, LA 70508     P.O. BOX 945793
                                       ATLANTA, GA 30394-5793




---------------------------------------------------------------------------------------------------------------------------------
                                               PRIMARY              AMENDMENT                  TOTAL                NUMBER
                                            LEASE PAYMENT           OR OPTION              LEASE PAYMENT          OF RENEWAL
  LOCATION           LOCATION                COMPUTATION           COMPUTATION              COMPUTATION             OPTIONS
---------------------------------------------------------------------------------------------------------------------------------
     7         917 E. ADMIRAL          Base         8,040.67   Base            0.00   Base         8,040.67   1 - 5 year option
               NEW IBERIA, LA 70560    Cam          2,365.58   Cam             0.00   Cam          2,365.58                  Base
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00   2 - 5 year option
                                       Taxes            0.00   Taxes           0.00   Taxes            0.00                  Base
                                                   10,406.25                   0.00               10,406.25   3 - 5 year option
                                                                                                                             Base
                                                                                                              4 - 5 year option
                                                                                                                             Base

     8         211 WEST WILLOW ST.     Base         5,250.00   Base            0.00   Base         5,250.00   1 - 5 year option
               LAFAYETTE, LA.          Cam          1,464.75   Cam             0.00   Cam          1,464.75   2 - 5 year option
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00
                                       Taxes            0.00   Taxes           0.00   Taxes            0.00
                                                    6,714.75                   0.00                6,714.75

     9         8888 AIRLINE            Base        15,041.67   Base            0.00   Base        15,041.67   1 - 5 year option
               BATON ROUGE, LA         Cam              0.00   Cam             0.00   Cam              0.00                  Base
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00   2 - 5 year option
                                       Taxes            0.00   Taxes           0.00   Taxes            0.00                  Base
                                                   15,041.67                   0.00               15,041.67   3 - 5 year option
                                                                                                                             Base

    11         3559 AMBASSADOR         Base        19,111.88   Base            0.00   Base        19,111.88   1 - 5 year option
               LAFAYETTE, LA 70508     Cam          3,526.00   Cam             0.00   Cam          3,526.00                  Base
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00   2 - 5 year option
                                       Taxes        1,048.00   Taxes           0.00   Taxes        1,048.00                  Base
                                                   23,685.88                   0.00               23,685.88   3 - 5 year option
                                                                                                                             Base
                                                                                                              4 - 5 year option
                                                                                                                             Base


                              SCHEDULE 3.05(a)(ii)

----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE         LEASE TERMS
----------------------------------------------------------------------------------------------------------------------------
    12         4326 DOWLEN ROAD        PARKDALE DEVELOPMENT        20,039.59     4/1/1998    3/1/2008     4/1/98 - 3/31/2008
               BEAUMONT, TEXAS         P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704



    14         180 STRICKLAND DR.      MICKEY PHELAN B LAND         7,607.50                             1/1/02 - 12/31/2008
               ORANGE, TEXAS 77630     P.O. BOX 1390
                                       BEAUMONT, TEXAS 77704







    15         2425 TURNING BASIN      CARROLL WAYNE CONN,         19,500.00     8/1/1998    7/1/2008     8/1/98 - 7/31/2008
               HOUSTON, TEXAS          P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704



    16         9700 N. FREEWAY         C. W. & DOROTHY ANNE        22,500.00    10/1/2002    9/1/2007
               HOUSTON, TEXAS          FAMILY PARTNERSHIP, LTD
                                       P.O. BOX 2358
   and                                 BEAUMONT, TEXAS 77704


Blue Bell      635 BLUE BELL
               HOUSTON, TEXAS

---------------------------------------------------------------------------------------------------------------------------------
                                               PRIMARY              AMENDMENT                 TOTAL                 NUMBER
                                            LEASE PAYMENT           OR OPTION             LEASE PAYMENT           OF RENEWAL
  LOCATION           LOCATION                COMPUTATION           COMPUTATION             COMPUTATION              OPTIONS
---------------------------------------------------------------------------------------------------------------------------------
    12         4326 DOWLEN ROAD        Base        15,882.70   Base            0.00   Base        15,882.73   1 - 5 year option
               BEAUMONT, TEXAS         Cam          1,758.70   Cam             0.00   Cam          1,758.79   2 - 5 year option
                                       Insurance      502.50   Insurance       0.00   Insurance      502.50   3 - 5 year option
                                       Taxes        1,895.57   Taxes           0.00   Taxes        1,895.57   4 - 5 year option
                                                   20,039.59                   0.00               20,039.59

    14         180 STRICKLAND DR.      Base         5,312.50   Base            0.00   Base         5,312.50   1 - 5 year option
               ORANGE, TEXAS 77630     Cam              0.00   Cam             0.00   Cam              0.00       8-10 years
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00       11-12 years
                                       Taxes            0.00   Taxes           0.00   Taxes            0.00   2 - 5 year option
                                       CTI          2,295.00   CTI             0.00   CTI          2,295.00       13-14 years
                                                    7,607.50                   0.00                7,607.50       16-17 years
                                                                                                              3 - 5 year option
                                                                                                                  18-20 years
                                                                                                                  21-22 years

    15         2425 TURNING BASIN      Base        19,500.00   Base            0.00   Base        19,500.00   1 - 5 year option
               HOUSTON, TEXAS          Cam              0.00   Cam             0.00   Cam              0.00   2 - 5 year option
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00   3 - 5 year option
                                       Taxes            0.00   Taxes           0.00   Taxes            0.00
                                                   19,500.00                   0.00               19,500.00

    16         9700 N. FREEWAY         Base             0.00   Base       22,500.00   Base        22,500.00   2 - 5 year option
               HOUSTON, TEXAS          Cam              0.00   Cam             0.00   Cam              0.00                  Base
                                       Insurance        0.00   Insurance       0.00   Insurance        0.00   3 - 5 year option
   and                                 Taxes            0.00   Taxes           0.00   Taxes            0.00                  Base
                                                        0.00              22,500.00               22,500.00

Blue Bell      635 BLUE BELL
               HOUSTON, TEXAS

                              SCHEDULE 3.05(a)(ii)

----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE         LEASE TERMS
----------------------------------------------------------------------------------------------------------------------------
    805        2425 TURNING BASIN      CARROLL WAYNE CONN, LP      19,500.00                              81/98 - 7/21/2008
Houston Serv   HOUSTON, TEXAS          P.O. BOX 2358
Houston H/R                            BEAUMONT, TEXAS 77702




    18         10900 GULF FREEWAY      CARROLL WAYNE CONN,         15,500.00    7/21/1998    6/1/2008    7/21/98 - 6/30/2008
               HOUSTON, TEXAS          P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704




    21         20051 KATY FREEWAY      JRS PROPERTY                30,750.00     4/1/2002    4/1/2017      4/1/02 - 4/30/17
               KATY, TEXAS 77450       1400 POST OAK BLVD.,
                                       SUITE HOUSTON,
                                       TEXAS 77056



    23         9960 KATY ROAD          WITTE PLAZA, LTD.           10,650.00   10/22/2001   11/1/2021    10/22/01 - 11/30/21
               HOUSTON, TEXAS          ONE HOUSTON CENTER
                                       1221 MCKINNEY
                                       HOUSTON, TEXAS 77010





------------------------------------------------------------------------------------------------------------------------------
                                          PRIMARY                AMENDMENT                 TOTAL                  NUMBER
                                       LEASE PAYMENT             OR OPTION             LEASE PAYMENT            OF RENEWAL
  LOCATION           LOCATION           COMPUTATION             COMPUTATION             COMPUTATION               OPTIONS
------------------------------------------------------------------------------------------------------------------------------
    805        2425 TURNING BASIN   Base        19,500.00   Base            0.00   Base        19,500.00   1 - 5 year option
Houston Serv   HOUSTON, TEXAS       Cam              0.00   Cam             0.00   Cam              0.00                  Base
Houston H/R                         Insurance        0.00   Insurance       0.00   Insurance        0.00   2 - 5 year option
                                    Taxes            0.00   Taxes           0.00   Taxes            0.00                  Base
                                                19,500.00                   0.00               19,500.00   3 - 5 year option
                                                                                                                          Base

    18         10900 GULF FREEWAY   Base        15,500.00   Base            0.00   Base        15,500.00   1 - 5 year option
               HOUSTON, TEXAS       Cam              0.00   Cam             0.00   Cam              0.00                  Base
                                    Insurance        0.00   Insurance       0.00   Insurance        0.00   2 - 5 year option
                                    Taxes            0.00   Taxes           0.00   Taxes            0.00                  Base
                                                15,500.00                   0.00               15,500.00   3 - 5 year option
                                                                                                                          Base

    21         20051 KATY FREEWAY   Base        23,750.00   Base            0.00   Base        23,750.00   1 - 5 year option
               KATY, TEXAS 77450    Cam              0.00   Cam             0.00   Cam              0.00                  Base
                                    Insurance        0.00   Insurance       0.00   Insurance        0.00                  CAM
                                    CTI          7,000.00   CTI             0.00   CTI          7,000.00   2 - 5 year option
                                                30,750.00                   0.00               30,750.00                  Base
                                                                                                                          CAM

    23         9960 KATY ROAD       Base        10,650.00   Base            0.00   Base        10,650.00   1 - 5 year option
               HOUSTON, TEXAS       Cam              0.00   Cam             0.00   Cam              0.00                  Base
                                    Insurance        0.00   Insurance       0.00   Insurance        0.00   2 - 5 year option
                                    Taxes            0.00   Taxes           0.00   Taxes            0.00                  Base
                                                10,650.00                   0.00               10,650.00   3 - 5 year option
                                                                                                                          Base
                                                                                                           4 - 5 year option
                                                                                                                          Base

                              SCHEDULE 3.05(a)(ii)

------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE         LEASE TERMS
------------------------------------------------------------------------------------------------------------------------------
    24         1933-A 1960             WEINGARTEN REALTY           22,172.39                              8/7/97 - 8/31/2002
               HUMBLE, TEXAS 77338     P.O. BOX 200518
                                       HOUSTON, TEXAS 77216





    25         7911 W.FM 1960          THOMAS J. FRANK             23,436.35                              2/1/96 - 1/31/2011
               HOUSTON, TEXAS          P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704



    26         1333/37 IH-10 EAST      CA NEW PLAN FLOATING        11,258.00                              4/1/91 - 3/31/2006
               HOUSTON, TEXAS          PARTNERSHIP, L.P.
                                       P.O. BOX 297095
                                       HOUSTON, TEXAS 77297


    28         6835 SEIGEN ROAD        WEINGARTEN REALTY           27,486.00                            11/17/01 - 11/30/2016
               BATON ROUGE, LA         P.O. BOX 200518
                                       HOUSTON, TEXAS 77216




---------------------------------------------------------------------------------------------------------------------------------
                                             PRIMARY                AMENDMENT                 TOTAL                  NUMBER
                                          LEASE PAYMENT             OR OPTION             LEASE PAYMENT            OF RENEWAL
  LOCATION           LOCATION              COMPUTATION             COMPUTATION             COMPUTATION               OPTIONS
---------------------------------------------------------------------------------------------------------------------------------
    24         1933-A 1960             Base        10,233.00   Base       10,233.00   Base        14,990.00   2 - 5 year option
               HUMBLE, TEXAS 77338     Cam              0.00   Cam         1,969.90   Cam          1,969.90                  Base
                                       Insurance        0.00   Insurance     747.20   Insurance      747.20   3 - 5 year option
                                       Taxes            0.00   Taxes       4,415.29   Taxes        4,415.29                  Base
                                       CTI          5,902.17   CTI             0.00   CTI              0.00
                                       Water           50.00                  50.00                   50.00
                                                   16,135.17              17,415.39               22,172.39

    25         7911 W.FM 1960          Base        17,235.00   Base            0.00   Base        17,235.00   1 - 5 year option
               HOUSTON, TEXAS          Cam          1,518.92   Cam             0.00   Cam          1,518.92   2 - 5 year option
                                       Insurance      345.74   Insurance       0.00   Insurance      345.74
                                       Taxes        4,336.69   Taxes           0.00   Taxes        4,336.69
                                                   23,436.35                   0.00               23,436.35

    26         1333/37 IH-10 EAST      Base         7,605.00   Base            0.00   Base         7,605.00   1 - 5 year option
               HOUSTON, TEXAS          Cam          1,001.00   Cam             0.00   Cam          1,001.00                  Base
                                       Insurance      555.00   Insurance       0.00   Insurance      555.00
                                       Taxes        2,097.00   Taxes           0.00   Taxes        2,097.00
                                                   11,258.00                   0.00               11,258.00

    28         6835 SEIGEN ROAD        Base        21,840.00   Base            0.00   Base        21,840.00   1 - 5 year option
               BATON ROUGE, LA         Cam          2,600.00   Cam             0.00   Cam          2,600.00                  Base
                                       Insurance      520.00   Insurance       0.00   Insurance      520.00   2 - 5 year option
                                       Taxes        2,496.00   Taxes           0.00   Taxes        2,496.00                  Base
                                       Sign            30.00   Sign            0.00   Sign            30.00
                                                   27,486.00                   0.00               27,486.00

                              SCHEDULE 3.05(a)(ii)

-----------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL       DATE        DATE
                                              LANDLORD AND            LEASE       FIRST       LAST             PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS           PMTS       PMT DUE     PMT DUE         LEASE TERMS
-----------------------------------------------------------------------------------------------------------------------------

    29         1015 W. NASA ROAD 1     WEBSTER KM ASSOCIATES        16,446.69                              9/1/02 - 3/31/2014
               WEBSTER, TEXAS          ATT: BARRY BERNSTEIN
                                       1430 BROADWAY, SUITE 1503
                                       NEW YORK, NEW YORK



    30         9333/35 STELLA LIN K    CA NEW PLAN FLOATING          9,613.00                             10/1/98 - 9/30/2003
               HOUSTON, TEXAS          PARTNERSHIP, L.P.
                                       P.O. BOX 297095                                                     Renewal Option
                                       HOUSTON, TEXAS 77297                                             10/1/2003 - 9/30/2008




  *44          LAKELINE MALL           DEVELOPMENT                  27,768.00   9/16/2002   9/30/2017       9/16/02 - 9/30/17
Lakeline       11101 PECAN PARK        SERVICES, LP
               AUSTIN, TEXAS           P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704








  *45          2531 W. ANDERSON LN.    DEVELOPMENT                  28,600.00   6/16/2002   6/30/1932        7/1/02 - 6/30/32
Anderson Ln.   AUSTIN, TEXAS 78757-    SERVICES, LP
                                       P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704

-----------------------------------------------------------------------------------------------------------------------------
                                               PRIMARY              AMENDMENT             TOTAL                 NUMBER
                                            LEASE PAYMENT           OR OPTION         LEASE PAYMENT           OF RENEWAL
  LOCATION           LOCATION                COMPUTATION           COMPUTATION         COMPUTATION              OPTIONS
-----------------------------------------------------------------------------------------------------------------------------

    29         1015 W. NASA ROAD 1     Base        13,855.29   Base        0.00   Base        13,855.29   1 - 5 year option
               WEBSTER, TEXAS          Mgmt Fee       277.11   Cam         0.00   Cam            277.11                  Base
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00              Mgmt Fee
                                       CTI          2,314.29   CTI         0.00   CTI          2,314.29   2 - 5 year option
                                                   16,446.69               0.00               16,446.69                  Base
                                                                                                                     Mgmt Fee

    30         9333/35 STELLA LINK     Base         7,050.00   Base        0.00   Base         7,050.00   2 - 5 year option
               HOUSTON, TEXAS          Cam            846.00   Cam         0.00   Cam            846.00                  Base
                                       Insurance      372.00   Insurance   0.00   Insurance      372.00
                                       Taxes        1,295.00   Taxes       0.00   Taxes        1,295.00
                                       Sign            50.00   Sign        0.00   Sign            50.00

                                                    9,613.00               0.00                9,613.00

  *44          LAKELINE MALL           Base        27,768.00   Base        0.00   Base        27,768.00   3 - 5 year options
Lakeline       11101 PECAN PARK        Cam              0.00   Cam         0.00   Cam              0.00   1 - 3 year option
               AUSTIN, TEXAS           Insurance        0.00   Insurance   0.00   Insurance        0.00                  Base
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00   1 - 3 year option
                                                   27,768.00               0.00               27,768.00                  Base
                                                                                                          1 - 3 year option
                                                                                                                         Base
                                                                                                          1 - 3 year option
                                                                                                                         Base
                                                                                                          1 - 3 year option
                                                                                                                         Base

  *45          2531 W. ANDERSON LN.    Base        28,600.00   Base        0.00   Base        28,600.00   3 - 5 year options
Anderson Ln.   AUSTIN, TEXAS 78757-    Cam              0.00   Cam         0.00   Cam              0.00   1 - 3 year option
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00                  Base
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00   1 - 3 year option
                                                   28,600.00               0.00               28,600.00                  Base
                                                                                                          1 - 3 year option
                                                                                                                         Base
                                                                                                          1 - 3 year option
                                                                                                                         Base
                                                                                                          1 - 3 year option
                                                                                                                         Base

                              SCHEDULE 3.05(a)(ii)

--------------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL       DATE           DATE
                                              LANDLORD AND            LEASE       FIRST          LAST              PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS           PMTS       PMT DUE        PMT DUE          LEASE TERMS
--------------------------------------------------------------------------------------------------------------------------------
  *46          11751 W. FM 1604,       SPECIALIZED REALTY          27,083.33    4/15/2002   4/1/17-4/15/17   4/15/02 - 4/15/2017
 Bandera       SAN ANTONIO, TEXAS      SERVICES, LP
  Point                                P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704


    47         DR.                     ABLERTSON'S, INC.           21,948.75                                   12/1/01-12/30/12
  Corpus       CORPUS CHRISTI, TX      250 PARKCENTER BLVD.
 Christi                               P.O. BOX 20
                                       BOISE, ID 83726







    48         SQUARE                  RS SHOPPING CENTER, LTD.    31,200.00   10/15/2002   10/1/2012        10/15/02 - 10/14/12
Round Rock     SHOPPING CENTER         P.O. BOX 97221
               1601 S. 1H-35,          DALLAS, TEXAS 75397-2721
               SUITE 500
               ROUND ROCK, TX







    60         4810 EISENHAUER RD.,    PROLOGIS DEVELOPMENT        76,796.67                                2/1/2001 - 1/31/2011
S.A. Whse      SAN ANTONIO, TX         P.O. BOX 843779
                                       DALLAS, TEXAS 75284-3779

-----------------------------------------------------------------------------------------------------------------------------
                                               PRIMARY             AMENDMENT              TOTAL                 NUMBER
                                            LEASE PAYMENT          OR OPTION          LEASE PAYMENT           OF RENEWAL
  LOCATION           LOCATION                COMPUTATION          COMPUTATION          COMPUTATION              OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
  *46          11751 W. FM 1604,       Base        27,083.33   Base        0.00   Base        27,083.33
 Bandera       SAN ANTONIO, TEXAS      Cam              0.00   Cam         0.00   Cam              0.00
  Point                                Insurance        0.00   Insurance   0.00   Insurance        0.00
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00
                                                   27,083.33               0.00               27,083.33

    47         DR.                     Base        21,948.75   Base        0.00   Base        21,948.75   I - 5 year option
  Corpus       CORPUS CHRISTI, TX      Cam              0.00   Cam         0.00   Cam              0.00                  Base
 Christi
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00   2 - 5 year option
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00                  Base
                                                   21,948.75               0.00               21,948.75   3 - 5 year option
                                                                                                                         Base
                                                                                                          4 - 5 year option
                                                                                                                         BASE

    48         SQUARE                  Base        22,500.00   Base        0.00   Base        22,500.00   1 - 5 year option
Round Rock     SHOPPING CENTER         Cam              0.00   Cam         0.00   Cam              0.00                  Base
               1601 S. 1H-35,          Insurance        0.00   Insurance   0.00   Insurance        0.00                  CTI
               SUITE 500               Taxes            0.00   Taxes       0.00   Taxes            0.00   2 - 5 year option
               ROUND ROCK, TX          CTI          8,700.00   CTI         0.00   CTI          8,700.00                  Base

                                                   31,200.00               0.00               31,200.00                  CTI
                                                                                                          3 - 5 year option
                                                                                                                         Base
                                                                                                                         CTI

    60         4810 EISENHAUER RD.,    Base        60,220.00   Base        0.00   Base        60,220.00          None
S.A. Whse      SAN ANTONIO, TX         Cam          7,380.00   Cam         0.00   Cam          7,380.00
                                       Insurance      668.33   Insurance   0.00   Insurance      668.33
                                       Taxes        8,528.34   Taxes       0.00   Taxes        8,528.34
                                                   76,796.67               0.00               76,796.67

                              SCHEDULE 3.05(a)(ii)

------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL       DATE       DATE
                                              LANDLORD AND          LEASE       FIRST      LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS      PMT DUE    PMT DUE        LEASE TERMS
------------------------------------------------------------------------------------------------------------------------
    61         2514 S. W. MILITARY     SPECIALIZED REALTY         30,167.00   8/3/2002   8/1/2017      8/16/02 - 8/31/17
               SAN ANTONIO, TX         SERVICES, LP
                                       P.O. BOX 2358
                                       BEAUMONT, TEXAS 77704







    62         4999 N.W. LOOP 410      3383 NORTH STATE ROAD 7    19,093.02   1/1/2002   8/1/2010     1/1/02 - 8/31/2010
 Sports        SAN ANTONIO, TX         FT. LAUDERDALE, FL 33319
Authority




                                       SUMMIT JOINT VENTURE II     9,546.51   9/1/2010   7/1/2014     9/1/10 - 7/31/2014
                                       4937 N. W. LOOP 410
                                       SAN ANTONIO, TEXAS 78229




    64         4022 W. COMMERCE        LOOPY LIMITED               5,000.00                         9/1/2000 - 8/31/2005
 Commerce      SAN ANTONIO, TEXAS      9033 AERO, SUITE 202
                                       SAN ANTONIO, TEXAS 78217




    65         281 @ BITTERS ROAD      CARROLL WAYNE CONN, LP     15,000.00                           8/1/98 - 7/31/2008
               SAN ANTONIO, TEXAS      P.O. BOX 2358
                                       BEAUMONT, TEXAS 77702




-----------------------------------------------------------------------------------------------------------------------------
                                               PRIMARY             AMENDMENT              TOTAL                 NUMBER
                                            LEASE PAYMENT          OR OPTION          LEASE PAYMENT           OF RENEWAL
  LOCATION           LOCATION                COMPUTATION          COMPUTATION          COMPUTATION              OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
    61         2514 S. W. MILITARY     Base        30,167.00   Base        0.00   Base        30,167.00   1 - 3 year option
               SAN ANTONIO, TX         Cam              0.00   Cam         0.00   Cam              0.00                  Base
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00   1 - 3 year option
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00                  Base
                                                   30,167.00               0.00               30,167.00   1 - 3 year option
                                                                                                                         Base
                                                                                                          1 - 3 year option
                                                                                                                         Base
                                                                                                          1 - 3 year option
                                                                                                                         Base

    62         4999 N.W. LOOP 410      Base        19,093.02   Base        0.00   Base        19,093.02         None
 Sports        SAN ANTONIO, TX         Cam              0.00   Cam         0.00   Cam              0.00
Authority                              Insurance        0.00   Insurance   0.00   Insurance        0.00
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00
                                                   19,093.02               0.00               19,093.02

                                       Base        26,127.02   Base        0.00   Base        26,127.02   1 - 5 year option
                                       Cam              0.00   Cam         0.00   Cam              0.00       1-2 years
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00       3-5 years
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00   2 - 5 year option
                                                   26,127.02               0.00               26,127.02   3 - 5 year option
                                                                                                          4 - 5 year option

    64         4022 W. COMMERCE        Base         5,000.00   Base        0.00   Base         5,000.00   1 - 5 year option
 Commerce      SAN ANTONIO, TEXAS      Cam              0.00   Cam         0.00   Cam              0.00                  Base
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00   2 - 5 year option
                                                                                                                         Base
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00
                                                    5,000.00               0.00                5,000.00

    65         281 @ BITTERS ROAD      Base        15,000.00   Base        0.00   Base        15,000.00   1 - 5 year option
               SAN ANTONIO, TEXAS      Cam              0.00   Cam         0.00   Cam              0.00                  Base
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00   2 - 5 year option
                                       Taxes            0.00   Taxes       0.00   Taxes            0.00                  Base
                                                   15,000.00               0.00               15,000.00   3 - 5 year option
                                                                                                                         Base

                              SCHEDULE 3.05(a)(ii)

-----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST              PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE           LEASE TERMS
-----------------------------------------------------------------------------------------------------------------------------
    66         6425 IH-35 SOUTH,       NEC CANNON / 35, LTD.       27,812.67   11/17/2000   11/1/2010     11/27/00 - 11/30/10
               AUSTIN, TEXAS 78744     SERVICE
                                       P.O. BOX 660394
                                       DALLAS, TEXAS 75266-0394


    67         5441 IH-34 NORTH        CAPITAL / HIGHWAY 35,       20,850.63     4/23/2001                4/23/01 - 4/30/2011
               AUSTIN, TEXAS 78723     C/O CENCOR REALTY
                                       P.O. BOX 660394
                                       DALLAS, TEXAS 75266-0394


    68         7730 IH-35 NORTH        JAMES G. NEIMANN,           16,625.00      9/21/01    1/1/2007    2/1/2001 - 1/31/2007
               SAN ANTONIO, TEXAS      NFP PARTNERSHIP
                                       1122 COLORADO STREET,
                                       AUSTIN, TEXAS 78701





    69         5219 DE ZAVALA          KEY BANK OPERATING          36,060.36     1/1/2002    7/1/2011      1/1/02 - 7/31/2011
 Dezavala      SAN ANTONIO, TEXAS      RETAIL, LTD.
               78249-1723              KEY BUSINESS #
                                       ATT: HEIDI PARKS
                                       1675 BROADWAY, SUITE 400
                                       DENVER, CO 80202

-----------------------------------------------------------------------------------------------------------------------------
                                               PRIMARY             AMENDMENT              TOTAL                 NUMBER
                                            LEASE PAYMENT          OR OPTION          LEASE PAYMENT           OF RENEWAL
  LOCATION           LOCATION                COMPUTATION          COMPUTATION          COMPUTATION              OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
    66         6425 IH-35 SOUTH,       Base        17,766.67   Base        0.00   Base        17,766.67   1 - 5 year option
               AUSTIN, TEXAS 78744     Cam          5,182.00   Cam         0.00   Cam          5,182.00                  Base
                                       Insurance      400.00   Insurance   0.00   Insurance      400.00   2 - 5 year option
                                       Taxes        4,464.00   Taxes       0.00   Taxes        4,464.00                  Base
                                                   27,812.67               0.00               27,812.67

    67         5441 IH-34 NORTH        Base        15,795.63   Base        0.00   Base        15,795.63   1 - 5 year option
               AUSTIN, TEXAS 78723     Cam          2,296.00   Cam         0.00   Cam          2,296.00                  Base
                                       Insurance      379.00   Insurance   0.00   Insurance      379.00   2 - 5 year option
                                       Taxes        2,380.00   Taxes       0.00   Taxes        2,380.00                  Base
                                                   20,850.63               0.00               20,850.63

    68         7730 IH-35 NORTH        Base        16,625.00   Base        0.00   Base        16,625.00   1 - 5 year option
               SAN ANTONIO, TEXAS      Cam              0.00   Cam         0.00   Cam              0.00                  Base
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00   2 - 5 year option
                                       CTI              0.00   CTI         0.00   CTI              0.00                  Base
                                                   16,625.00               0.00               16,625.00   3 - 5 year option
                                                                                                                         Base
                                                                                                          4 - 5 year option
                                                                                                                         Base
    69         5219 DE ZAVALA          Base        26,833.33   Base        0.00   Base        26,833.33   4 - 5 year options
 Dezavala      SAN ANTONIO, TEXAS      Cam              0.00   Cam         0.00   Cam              0.00         years 11 - 12
               78249-1723              Insurance        0.00   Insurance   0.00   Insurance        0.00         years 13 - 15
                                       CTI          9,227.03   CTI         0.00   CTI          9,227.03         years 16 - 18
                                                   36,060.36               0.00               36,060.36         years 19 - 21
                                                                                                                years 22 - 24
                                                                                                                years 25 - 27
                                                                                                                years 28 - 30

                              SCHEDULE 3.05(a)(ii)

-----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE         LEASE TERMS
-----------------------------------------------------------------------------------------------------------------------------
    70         6888 GULF FREEWAY       WOODRIDGE DRIVE, LTD.       22,252.27   11/19/1999   11/1/2009   11/19/99 - 11/30/2009
               HOUSTON, TEXAS          C/O MOODY RAMBIN
                                       12850 MEMORIAL DR.,
                                       SUITE HOUSTON,
                                       TEXAS 77024

    71         11051 NORTHWEST         WEINGARTEN REALTY           18,142.00                            11/4/99 - 11/30/2006
 Northway      HOUSTON, TEXAS          P.O. BOX 200518
Shopping Ctr                           HOUSTON, TEXAS 77216










    72         5505 W. LOOP SOUTH      WOODRIDGE DRIVE, LTD.       29,166.67    10/1/1999    9/1/2014    10/1/99 - 9/30/2014
               HOUSTON, TEXAS          C/O MOODY RAMBIN
                                       12850 MEMORIAL DR.,
                                       SUITE HOUSTON,
                                       TEXAS 77024


    73         MONTGOMERY PLAZA        WEINGARTEN REALTY           13,680.68    7/27/2000    7/1/2010   7/28/2000 - 7/31/2010
               1420 LOOP 336 NORTH,    P.O. BOX 200518
               CONROE, TEXAS 77304     HOUSTON, TEXAS 77216



    74         19075 IH-45 NORTH,      PORTOFINO, LTD.             27,110.00     5/6/2001   12/1/2011    5/6/01 - 12/31/2011
               SHENANDOAH, TEXAS       C/O PORTOFINO SHOPPING
                                       P.O. BOX 8788
                                       THE WOODLANDS, TEXAS

-----------------------------------------------------------------------------------------------------------------------------
                                               PRIMARY              AMENDMENT              TOTAL                NUMBER
                                            LEASE PAYMENT           OR OPTION          LEASE PAYMENT          OF RENEWAL
  LOCATION           LOCATION                COMPUTATION           COMPUTATION          COMPUTATION             OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
    70         6888 GULF FREEWAY       Base        17,364.29   Base        0.00   Base        17,364.29   1 - 5 year option
               HOUSTON, TEXAS          Cam          2,085.08   Cam         0.00   Cam          2,085.08                  Base
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00   2 - 5 year option
                                       Taxes        2,802.90   Taxes       0.00   Taxes        2,802.90                  Base
                                                   22,252.27               0.00               22,252.27

    71         11051 NORTHWEST         Base        14,250.00   Base        0.00   Base        14,250.00   1 - 5 year option
 Northway      HOUSTON, TEXAS          Cam          1,721.00   Cam         0.00   Cam          1,721.00                  Base
Shopping Ctr                           Insurance      390.00   Insurance   0.00   Insurance      390.00   2 - 5 year option
                                       Taxes        1,781.00   CTI         0.00   CTI          1,781.00                  Base
                                                   18,142.00               0.00               18,142.00

                                                                                                                * THE RENEWAL
                                                                                                                PAYMENT IS
                                                                                                                  THAN WE ARE
                                                                                                                CURRENTLY
                                                                                                                  THE LEASE
                                                                                                                MUST BE

    72         5505 W. LOOP SOUTH      Base        29,166.67   Base        0.00   Base        29,166.67   1 - 5 year option
               HOUSTON, TEXAS          Cam              0.00   Cam         0.00   Cam              0.00                  Base
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00   2 - 5 year option
                                       CTI              0.00   CTI         0.00   CTI              0.00                  Base
                                                   29,166.67               0.00               29,166.67   3 - 5 year option
                                                                                                                         Base

    73         MONTGOMERY PLAZA        Base         8,185.00   Base        0.00   Base         8,185.00   1 - 5 year option
               1420 LOOP 336 NORTH,    Cam          2,385.36   Cam         0.00   Cam          2,385.36                  Base
               CONROE, TEXAS 77304     Insurance      514.49   Insurance   0.00   Insurance      514.49   2 - 5 year option
                                       Taxes        2,595.83   Taxes       0.00   Taxes        2,595.83                  Base
                                                   13,680.68               0.00               13,680.68

    74         19075 IH-45 NORTH,      Base        18,750.00   Base        0.00   Base        18,750.00   1 - 5 year option
               SHENANDOAH, TEXAS       Cam          3,147.00   Cam         0.00   Cam          3,147.00                  Base
                                       Insurance      375.00   Insurance   0.00   Insurance      375.00   2 - 5 year option
                                       Taxes        4,838.00   Taxes       0.00   Taxes        4,838.00                  Base
                                                   27,110.00               0.00               27,110.00

                              SCHEDULE 3.05(a)(ii)

-----------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL        DATE        DATE
                                              LANDLORD AND           LEASE        FIRST       LAST            PRIMARY
  LOCATION           LOCATION               BILLING ADDRESS          PMTS        PMT DUE    PMT DUE         LEASE TERMS
-----------------------------------------------------------------------------------------------------------------------------
    76         15235 S. W. FREEWAY     c/o SM NEWCO SUGAR LAND,    43,316.83    1/25/2003                 3/1/03 - 2/27/18
Sugarland      SUGARLAND, TEXAS        DEVELOPERS DIVERSIFIED
                                       CORPORATION

                                       3300 ENTERPRISE PARKWAY

                                       BEACHWOOD, OH 44122





-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                               PRIMARY              AMENDMENT              TOTAL                NUMBER
                                            LEASE PAYMENT           OR OPTION          LEASE PAYMENT          OF RENEWAL
  LOCATION           LOCATION                COMPUTATION           COMPUTATION          COMPUTATION             OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
    76         15235 S. W. FREEWAY     Base        27,083.33   Base        0.00   Base        27,083.33   1st - 5 year option
Sugarland      SUGARLAND, TEXAS        Cam          7,310.83   Cam         0.00   Cam          7,310.83    (2/28/18 - 2/27/23)
                                       Insurance        0.00   Insurance   0.00   Insurance        0.00   2nd - 5 year option

                                       Taxes        8,922.67   Taxes       0.00   Taxes        8,922.67    (2/28/23 - 2/27/28)

                                                   43,316.83               0.00               43,316.83   3rd - 5 year option

                                                                                                           (2/28/28 - 2/27/33)

                                                                                                          4th - 5 year option

                                                                                                           (2/28/33 - 2/27/38)
-----------------------------------------------------------------------------------------------------------------------------

                              SCHEDULE 3.05(a)(ii)

                     CONN APPLIANCES, INC. and SUBSIDIARIES
                             OFFICERS AND DIRECTORS
                                   2002 - 2003
                                SCHEDULE 3.15(a)

CONN APPLIANCES, INC.

BOARD OF DIRECTORS

Tom Frank          Douglas H. Martin       *Arthur Greenspan
*C. W. Conn, Jr.   * George Dishman, Jr.   David Atnip
Bill Nylin         * Bill Trawick
S. L. Greenberg    Bill Frank

                                        * Advisory Directors

OFFICERS

Tom Frank Chairman / CEO
Bill Nylin President/COO
Bill Frank Executive Vice President/Chief Financial Officer
David Trahan, Senior Vice President Merchandising
Walter Broussard, Senior Vice President Sales
Robert Lee, Senior Vice President Advertising
David Atnip, Senior Vice President Secretary / Treasurer
Tim L Frank, Vice President ECommerce and Direct Marketing
Terrell Newberry, Vice President Distribution
Ed Perkins, Vice President Service Operations
Clint H. Harwood, Vice President of Management Information Systems Rey de la Fuente, Vice President of Credit Division

CONN CREDIT CORPORATION, INC.

BOARD OF DIRECTORS                          OFFICERS

Rey de la Fuente                 Thomas J. Frank, Jr. Chairman/ CEO
Thomas J. Frank,  Sr. Chairman   Rey de la Fuente, President/COO
William C. Nylin, Jr.            William C. Nylin, Jr., Senior VP
Wallis Gregorcyk                 C. William Frank CFO
C. William Frank                 Wallis Gregorcyk Vice President
David Atnip                      Glenn Wellman, Vice President
                                 David Atnip Secretary / Treasurer

CAI CREDIT INSURANCE AGENCY, INC.

BOARD OF DIRECTORS                           OFFICERS

Thomas J. Frank, Chairman   Thomas J. Frank Chief Executive Officer
David R. Atnip              David R. Atnip President/COO
Wm. C. Nylin, Jr.           C. W. "Bill" Frank Chief Financial Officer
C. William Frank            Wm. C. Nylin, Jr. Secretary-Treasurer
Rey de la Fuente            David W. Trahan, Vice President - Sales
Wallis Gregorcyk            Wallis Gregorcyk, Vice President - Risk

CAIAIR, INC

BOARD OF DIRECTORS                           OFFICERS

Thomas J. Frank, Jr.        Thomas J. Frank, Sr. CEO/CHMN of Board
                            C. William Frank, VP/CFO
                            David R. Atnip, Secretary/Treasurer

CONN'S INC

BOARD OF DIRECTORS                           OFFICERS

Thomas J. Frank, Sr.        Thomas J. Frank, Sr. CEO/CHMN
Douglas H. Martin           William C. Nylin, Jr President/COO
William C. Nylin, Jr.       C. William Frank Executive Vice President/CFO
C. William Frank            David W. Trahan SVP - Merchandising
S.L. Greenberg              Walter M. Broussard SVP - Sales/Store
Operations
David R. Atnip              Robert B. Lee, Jr. SVP- Advertising
                            David R. Atnip SVP - Secretary/Treasurer

CONN APPLIANCES, LLC

BOARD OF DIRECTORS                           OFFICERS

Thomas J. Frank, Sr         Victoria Garrett, President& Secretary

CONN CREDIT, LLC

BOARD OF DIRECTORS                           OFFICERS

Thomas J. Frank, Sr.        Victoria Garrett, President & Secretary

CAI CREDIT, LLC

BOARD OF DIRECTORS                           OFFICERS

Thomas J. Frank             Victoria Garrett, President and Secretary

                        CONNAPP CO./CONN APPLIANCES, INC.
                          PROJECTED STOCKHOLDER LISTING
              AFTER STEPHEN'S INC LBO. INCLUDING OPTIONS AVAILABLE
          COMMON & PREFERRED SHARES ISSUED/OUTSTANDING Schedule 3.15(b)

----------------------------------------------------------------------------------------------------------------------
                                                                         COMMON             PREFERRED-10% ACCUMULATIVE
                                                            ----------------------------------------------------------
                         OWNER                                SHARES      % OS     % FULL   SHARES    %OS      %FULL
----------------------------------------------------------------------------------------------------------------------
JED ALLEN                                               *           0    0.0000%   0.0000%     417    0.239%    0.239%
ROY ARNOLD                                              *           0    0.0000%   0.0000%       0    0.000%    0.000%
DAVID ATNIP                                             *     175,000    1.0467%   1.0189%     711    0.407%    0.407%
DAVID BRAMER                                            *      54,600    0.3266%   0.3179%     651    0.373%    0.373%
WALTER BROUSSARD                                        *      94,500    0.5652%   0.5502%     417    0.239%    0.239%
JOE COCO                                                *     112,000    0.6699%   0.6521%     856    0.490%    0.490%
BETTY COONE                                             *     149,730    0.8955%   0.8718%     355    0.203%    0.203%
BILL FRANK                                              *     222,320    1.3297%   1.2944%       0    0.000%    0.000%
TOM FRANK                                               *     385,000    2.3026%   2.2416%  19,252   11.023%   11.023%
Thomas J. Frank, Trustee for                            *           0    0.0000%   0.0000%            0.000%    0.000%
   TJF Retained Annuity Trust                           *     875,000    5.2333%   5.0946%            0.000%    0.000%
SL GREENBERG                                            *      70,000    0.4187%   0.4076%     834    0.478%    0.478%
WALLIS GREGORCYK                                        *     315,000    1.8840%   1.8341%   3,753    2.149%    2.149%
DONNA MONTGOMERY                                        *      39,270    0.2349%   0.2286%     533    0.305%    0.305%
TERRELL NEWBERRY                                        *     126,000    0.7536%   0.7336%   1,067    0.611%    0.611%
BILL NYLIN                                              *     342,930    2.0510%   1.9967%     479    0.274%    0.274%
ED PERKINS                                              *      86,450    0.5170%   0.5033%     613    0.351%    0.351%
DAVID TRAHAN                                            *     194,530    1.1635%   1.1326%   1,067    0.611%    0,611%
BILL TRAWICK                                            *      75,390    0.4509%   0.4390%       0    0.000%    0.000%
PAT YANCEY                                              *      60,900    0.3642%   0.3546%     142    0.081%    0.081%
DAVID ROGERS                                            *      42,000    0.2512%   0.2445%       0    0.000%    0.000%
PETE VALDEZ                                             *      49,000    0.2931%   0.2853%       0    0.000%    0.000%
TIM FRANK                                               *      83,860    0.5016%   0.4883%       0    0.000%    0.000%
REY de la FUENTE                                        *      42,000    0.2512%   0.2445%       0    0.000%    0.000%
JIM ETCHISON                                            *      42,000    0.2512%   0.2445%       0    0.000%    0.000%
BARRY CRUTCHFIELD                                       *      35,000    0.2093%   0.2038%       0    0.000%    0.000%
CLINT HARWOOD                                           *      38,500    0.2303%   0.2242%       0    0.000%    0.000%
ROBERT LEE                                              *      49,000    0.2931%   0.2853%       0    0.000%    0.000%
Stephens Inc                                            X     490,000    2.9306%   2.8530%  14,351    8.217%    8.217%
Jackson T Stephens Trust No One                         X           0    0.0000%   0.0000%  20,017   11.461%   11.461%
Bess C. Stephens Trust UID 1/4/85                       X           0    0.0000%   0.0000%  20,017   11.461%   11.461%
Warren A Stephens Trust UID 9/30/87                     X   2,019,526   12.0785%  11.7585%   5,004    2.865%    2.865%
Warren A Stephens Grantor Trust UID 9/30/87             X     168,498    1.0078%   0.9811%            0.000%    0.000%
WR Stephens Jr Revocable Trust                          X   1,415,190    8.4641%   8.2398%   1,668    0.955%    0.955%
Pamela D Stephens Trust One UID 4/10/92                 X   1,664,534    9.9553%   9.6916%   1,763    1.009%    1.009%
Elizabeth S. Campbell Revocable Trust 8/5/92            X   1,415,190    8.4641%   8.2398%   1,668    0.955%    0.955%
Stephens Investment Partners III LLC                    X     401,450    2.4010%   2.3374%   4,783    2.739%    2.739%
Jon Jacoby                                              X     602,210    3.6017%   3.5063%   7,175    4.108%    4.108%
Curt Bradberry                                          X     240,870    1.4406%   1.4024%   2,870    1.643%    1.643%
Doug Martin IRA                                         X           0    0.0000%   0.0000%   3,827    2.191%    2.191%
Doug Martin                                             X     321,160    1.9208%   1.8699%            0.000%    0.000%
Ray Gash IRA                                            X           0    0.0000%   0.0000%   1,913    1.095%    1.095%
Ray Gash                                                X     160,580    0.9604%   0.9350%            0.000%    0.000%
Bob Schulte IRA                                         X           0    0.0000%   0.0000%     574    0.329%    0.329%
Bob Schulte                                             X      48,160    0.2880%   0.2804%            0.000%    0.000%
Rick Turner IRA                                         X           0    0.0000%   0.0000%     239    0.137%    0.137%
Rick & Martha Turner                                    X           0    0.0000%   0.0000%     239    0.137%    0.137%
Turner Family Partnership                               X      40,180    0.2403%   0.2339%            0.000%    0.000%
Jackson Farrow IRA                                      X           0    0.0000%   0.0000%     143    0.082%    0.082%
Jackson Farrow                                          X      12,040    0.0720%   0.0701%            0.000%    0.000%
Gordon D. & Amanda Grender                              X     120,470    0.7205%   0.7014%   1,435    0.822%    0.822%
George Davis IRA                                        X           0    0.0000%   0.0000%     479    0.274%    0.274%
George Davis                                            X      40,180    0.2403%   0.2339%            0.000%    0.000%
Carlton E. Formby                                       X      80,290    0.4802%   0.4675%     957    0.548%    0.548%
DW Family Limited Partnership                           X     120,470    0.7205%   0.7014%   1,435    0.822%    0.822%
Steve A McKenzie                                        X           0    0.0000%   0.0000%       0    0.000%    0.000%
Brenda G. McKenzie                                      X      80,290    0.4802%   0.4675%     956    0.547%    0.547%
Stephens Group, Inc.                                    X           0    0.0000%   0.0000%  51,127   29.274%   29.274%

Warren & Harriet Stephens Children Trust UID 9/30/87    X     1,018,123     6.0893%    5.9279%        0     0.000%    0.000%
Warren Miles Amerine Stephens Trust UID 12/4/95         X        51,282     0.3067%    0.2986%              0.000%    0.000%
Grandchild's Trust #2                                   X       765,100     4.5760%    4.4547%        0     0.000%    0.000%
Harriet C. Stephens Trust UID 3/22/84                   X       789,100     4.7195%    4.5945%        0     0.000%    0.000%
John Calhoun Stephens Trust UID 12/4/95                 X        51,282     0.3067%    0.2986%              0.000%    0.000%
Laura Whitaker Stephens Trust UID 12/4/95               X        51,282     0.3067%    0.2986%              0.000%    0.000%
Warren Miles Amerine Stephens Trust UID 9/10/86         X         3,920     0.0234%    0.0228%       42     0.024%    0.024%
John Calhoun Stephens Trust UID 12/1/87                 X         3,920     0.0234%    0.0228%       42     0.024%    0.024%
Laura Whitaker Stephens Trust UID 12/28/90              X         3,920     0.0234%    0.0228%       42     0.024%    0.024%
Paula Calhoun                                           X           770     0.0046%    0.0045%       10     0.006%    0.006%
Dave Spencer                                            X         4,540     0.0272%    0.0264%              0.000%    0.000%
John P. and Paula Calhoun                               X         7,000     0.0419%    0.0408%              0.000%    0.000%
Paula Ruffin                                            X         7,770     0.0465%    0.0452%       10     0.006%    0.006%
Sarah Dickson                                           X         7,770     0.0465%    0.0452%       10     0.006%    0.006%
Rebecca Dickson                                         X         7,770     0.0465%    0.0452%       10     0.006%    0.006%
Lydia Ruffin                                            X         7,770     0.0465%    0.0452%       10     0.006%    0.006%
John N. Calhoun II                                      X         7,770     0.0465%    0.0452%       10     0.006%    0.006%
John N. and Ashley Calhoun II                           X             0     0.0000%    0.0000%              0.000%    0.000%
William Coultier Calhoun                                X         3,205     0.0192%    0.0187%       10     0.006%    0.006%
John P. Calhoun II                                      X         3,205     0.0192%    0.0187%       10     0.006%    0.006%
Becky Estes                                             X         1,470     0.0088%    0.0086%       10     0.006%    0.006%
Kim Smith                                               X         1,470     0.0088%    0.0086%       10     0.006%    0.006%
Steve Baudier                                           X         1,470     0.0088%    0.0086%       10     0.006%    0.006%
Earsie Carter                                           X         1,470     0.0088%    0.0086%       10     0.006%    0.006%
Sandy Turner                                            X         1,678     0.0100%    0.0098%       10     0.006%    0.006%
William Brown                                           X           770     0.0046%    0.0045%       10     0.006%    0.006%
Tess Fortaliza                                          X           770     0.0046%    0.0045%       10     0.006%    0.006%
Arden Jewell Stephens Trust UID 10/20/99                X         3,990     0.0239%    0.0232%       48     0.027%    0.027%
WR Stephens III LID 7/2/01                              X         3,990     0.0239%    0.0232%       48     0.027%    0.027%
MAM International Holdings, Inc.                        X       249,344     1.4913%    1.4518%       95     0.054%    0.054%
Stephens Investment Partners 2000 LLC                   X       182,609     1.0922%    1.0632%              0.000%    0.000%
Stephens Investment Partners 2001 LLC                   X        32,130     0.1922%    0.1871%      384     0.220%    0.220%
Carol Stephens                                          X        13,519     0.0809%    0.0787%        0     0.000%    0.000%
WR Stephens Jr Children's Trust                         X       227,774     1.3623%    1.3262%        0     0.000%    0.000%
Richard Estella                                         X           770     0.0046%    0.0045%       10     0.006%    0.006%

TOTAL OUTSTANDING SHARES                                     16,719,990   100.0000%   97.3508%  174,648   100.000%  100.000%

TREASURY STOCK                                                  455,000                2.6492%        0               0.000%
                                                             --------------------------------------------------------------
TOTAL ISSUED                                                 17,174,990              100.0000%  174,648             100.000%
                                                             ==============================================================
* See Schedule 3.15(C)                                        3,759,980               22.4879%   31,147              17.834%
                                                             ==============================================================
X Stephens Group                                             12,960,010               77.5121%  143,501              82.166%
                                                             ==============================================================

                               OPTIONS AVAILABLE:
--------------------------------------------------------------------------------
                         GRANTEE                      SHARES    PRICE   EXPIRES
--------------------------------------------------------------------------------
John Coburn                                            35,000    4.29   11/30/09
Natalie Johnson                                        17,500    4.29   01/09/10
Tom Shields                                            49,000    8.21   07/27/10
Larry Coker                                            35,000    8.21   07/27/10
Glen Wellman                                           35,000    8.21   07/27/10
Robert Lee                                             21,000    8.21   07/27/10
Terrell Newberry                                       49,000    8.21   07/27/10
Clint Harwood                                          31,500    8.21   07/27/10
Rey Ddi la Fuente                                      28,000    8.21   07/27/10
C. W. Frank                                            70,000    8.21   07/27/10
Walter Broussard                                       45,500    8.21   01/25/11
Rey de la Fuente                                       28,000    8.21   01/25/11
Vernon Rountree                                        24,500    8.21   01/25/11
Arthur Ward                                            35,000    8.21   01/25/11
Barry Crutchfield                                      14,000    8.21   01/25/11
Tate Malpass                                           35,000    8.21   01/25/11
Bob Lee                                                21,000    8.21   01/25/11
T.J Shoffner                                           35,000    8.21   01/25/11
Brenda Erwin                                           14,000    8.21   01/25/11

Joe Hale                                               28,000    8.21   01/25/11
Hallmark, Curtis                                       35,000    8.21   07/15/11
Atnip, David                                           35,000    8.21   07/26/11
de la Fuente, Rey                                      42,000    8.21   07/26/11
Crutchfield, Barry                                     21,000    8.21   07/26/11
Etchison, Jim                                          28,000    8.21   07/26/11
Frank, Bill                                            29,680    8.21   07/26/11
Frank, Tim                                             56,140    8.21   07/26/11
Bos, Vicki                                             35,000    8.21   07/26/11
Green, Bob                                             35,000    8.21   07/26/11
Lee, Bob                                               70,000    8.21   07/26/11
Nylin, Bill                                            28,070    8.21   07/26/11
Bob Wikes                                              17,500    8.21   07/31/11
John Curtis                                            21,000    8.21   07/31/11
Joey Blazek                                            17,500    9.91   12/03/11
Mary Harris                                            17,500    9.91   12/03/11
Stan Stinson                                           28,000   10.83   06/28/12
Cris Hall                                              28,000   10.83   06/28/12
David Foell                                            20,000   10.83   08/02/12
Muthu Muthuswamy                                       20,000   10.83   08/02/12
Brad Greig                                             20,000   10.83   08/02/12

                                                    1,255,390

        RESTRICTED MANAGEMENT OPTIONS                 523,520   NBV     TBD
                                                    ----------------------------
                                                    1,778,910
                                                    ============================

                        CONNAPP CO./CONN APPLIANCES, INC.
                          PROJECTED STOCKHOLDER LISTING
              AFTER STEPHEN'S INC LBO. INCLUDING OPTIONS AVAILABLE
   DISQUALIFIED COMMON & PREFERRED SHARES ISSUED/OUTSTANDING Schedule 3.15(c)

-------------------------------------------------------------------------------------------------------------------------
                                                               RESTRICTED-COMMON              UNRESTRICTED-COMMON
                                                        -----------------------------------------------------------------
                         OWNER                            SHARES      % OS      %FULL      SHARES       % OS      % FULL
-------------------------------------------------------------------------------------------------------------------------
JED ALLEN                                                       0     0.0000%    0.0000%          0     0.0000%    0.0000%
ROY ARNOLD                                                      0     0.0000%    0.0000%          0     0.0000%    0.0000%
DAVID ATNIP                                               115,360     5.5948%    5.5948%     59,640     3.5122%    3.5122%
WALTER BROUSSARD                                           59,500     2.8857%    2.8857%     35,000     2.0612%    2.0612%
JOE COCO                                                   40,180     1.9487%    1.9487%     71,820     4.2295%    4.2295%
BILL FRANK                                                222,320    10.7822%   10.7822%          0     0.0000%    0.0000%
SL GREENBERG                                                    0     0.0000%    0.0000%     70,000     4.1224%    4.1224%
BILL NYLIN                                                302,750    14.6829%   14.6829%     40,180     2.3662%    2.3662%
ED PERKINS                                                 35,000     1.6974%    1.6974%     51,450     3.0299%    3.0299%
STEVE TISHBERG                                                  0     0.0000%    0.0000%          0     0.0000%    0.0000%
BILL TRAWICK                                               75,390     3.6563%    3.6563%          0     0.0000%    0.0000%
AMY HEALY                                                       0     0.0000%    0.0000%          0     0.0000%    0.0000%
DAVID ROGERS                                               42,000     2.0369%    2.0369%          0     0.0000%    0.0000%
PETE VALDEZ                                                49,000     2.3764%    2.3764%          0     0.0000%    0.0000%
RUSS WADDILL                                                    0     0.0000%    0.0000%          0     0.0000%    0.0000%
ROCKY GREER                                                     0     0.0000%    0.0000%          0     0.0000%    0.0000%
REY de la FUENTE                                           42,000     2.0369%    2.0369%          0     0.0000%    0.0000%
HADLEY COHEN                                                    0     0.0000%    0.0000%          0     0.0000%    0.0000%
JIM ETCHISON                                               42,000     2.0369%    2.0369%          0     0.0000%    0.0000%
BARRY CRUTCHFIELD                                          35,000     1.6974%    1.6974%          0     0.0000%    0.0000%
CLINT HARWOOD                                              38,500     1.8672%    1.8672%          0     0.0000%    0.0000%
ROBERT LEE                                                 49,000     2.3764%    2.3764%          0     0.0000%    0.0000%
DON ANDRESEN                                                    0     0.0000%    0.0000%          0     0.0000%    0.0000%
ED MCKEANEY                                                     0     0.0000%    0.0000%          0     0.0000%    0.0000%
HARRY SCHOPPE                                                   0     0.0000%    0.0000%          0     0.0000%    0.0000%
DALE PETTIT                                                     0     0.0000%    0.0000%          0     0.0000%    0.0000%
                                                                      0.0000%    0.0000%          0     0.0000%    0.0000%
                                                                      0.0000%    0.0000%          0     0.0000%    0.0000%
                                                                      0.0000%    0.0000%          0     0.0000%    0.0000%
                                                                      0.0000%    0.0000%          0     0.0000%    0.0000%
                                                                      0.0000%    0.0000%          0     0.0000%    0.0000%
                                                                      0.0000%    0.0000%          0     0.0000%    0.0000%
                                                                      0.0000%    0.0000%          0     0.0000%    0.0000%
                                                        -----------------------------------------------------------------

TOTAL OUTSTANDING SHARES                                2,061,920   100.0000%  100.0000%  1,698,060   100.0000%  100.0000%
TREASURY STOCK                                                  0                0.0000%          0                0.0000%
                                                        -----------------------------------------------------------------
TOTAL ISSUED                                            2,061,920              100.0000%  1,698,060              100.0000%
                                                        -----------------------------------------------------------------

                               OPTIONS AVAILABLE:
--------------------------------------------------------------------------------
                      GRANTEE                         SHARES    PRICE   EXPIRES
--------------------------------------------------------------------------------
John Coburn                                            35,000    4.29   11/30/09
Natalie Johnson                                        17,500    4.29   01/09/10
Tom Shields                                            49,000    8.21   07/27/10
Larry Coker                                            35,000    8.21   07/27/10
Glen Wellman                                           35,000    8.21   07/27/10
Robert Lee                                             21,000    8.21   07/27/10
Terrell Newberry                                       49,000    8.21   07/27/10
Clint Harwood                                          31,500    8.21   07/27/10
Rey Ddi la Fuente                                      28,000    8.21   07/27/10
C. W. Frank                                            70,000    8.21   07/27/10
Walter Broussard                                       45,500    8.21   01/25/11
Rey de la Fuente                                       28,000    8.21   01/25/11
Vernon Rountree                                        24,500    8.21   01/25/11
Arthur Ward                                            35,000    8.21   01/25/11
Barry Crutchfield                                      14,000    8.21   01/25/11
Tate Malpass                                           35,000    8.21   01/25/11
Bob Lee                                                21,000    8.21   01/25/11

T.J Shoffner                                           35,000    8.21   01/25/11
Brenda Erin                                            14,000    8.21   01/25/11
Joe Hale                                               28,000    8.21   01/25/11
Hallmark, Curtis                                       35,000    8.21   07/15/11
Atnip, David                                           35,000    8.21   07/26/11
de la Fuente, Rey                                      42,000    8.21   07/26/11
Crutchfield, Barry                                     21,000    8.21   07/26/11
Etchison, Jim                                          28,000    8.21   07/26/11
Frank, Bill                                            29,680    8.21   07/26/11
Frank, Tim                                             56,140    8.21   07/26/11
Bos, Vicki                                             35,000    8.21   07/26/11
Green, Bob                                             35,000    8.21   07/26/11
Lee, Bob                                               70,000    8.21   07/26/11
Nylin, Bill                                            28,070    8.21   07/26/11
Bob Wikes                                              17,500    8.21   07/31/11
John Curtis                                            21,000    8.21   07/31/11
Joey Blazek                                            17,500    9.91   12/03/11
Mary Harris                                            17,500    9.91   12/03/11
Stan Stinson                                           28,000   10.83   06/28/12
Cris Hall                                              28,000   10.83   06/28/12
David Foell                                            20,000   10.83   08/02/12
Muthu Muthuswamy                                       20,000   10.83   08/02/12
Brad Greig                                             20,000   10.83   08/02/12

                                                    1,255,390

        RESTRICTED MANAGEMENT OPTIONS                 523,520   NBV     TBD
                                                    ----------------------------
                                                    1,778,910
                                                    ============================

                     CONN APPLIANCES, INC. and SUBSIDIARIES
                             Insurance Schedule 3.16

                                                                     Coverage      Term                   Bank as
No             Carrier               Description of Coverage          Amount      Months    Expiration   Loss Payee
-------------------------------------------------------------------------------------------------------------------

 1   St. Paul                      Directors & Officers Liability    3,000,000         12      Aug-03        Yes

 2   AIG                           Lawyers Professional                 10,000         12      Aug-03        Yes

 3   AAU                           Aviation                         50,000,000         12      Aug-03        No

 4   St. Paul                      General Liability Umbrella       50,000,000         12      Aug-03        Yes

 5   AIG                           Crime & Employee Dishonesty       1,000,000         12      Aug-03        Yes

 6   St. Paul                      Worker's Compensation-Texas       1,000,000         12      Aug-03        No

 7   St. Paul                      Commercial Auto-Texas             2,000,000         12      Aug-03        No

 8   St Paul                       Commercial Auto-Louisiana         2,000,000         12      Aug-03        No

 9   St. Paul                      General Liability                 2,000,000         12      Aug-03        Yes

10   Lexington                     Building & Contents Coverage      6,000,000         12    8/1/2003        Yes

11   Westchester                   Building and Contents Coverage   20,000,000         12    8/1/2003        Yes

12   CUIC                          Building and Contents Coverage    4,000,000         12    8/1/2003        Yes

13   Blue Cross Blue Shield        Employee Health Stop Loss         1,000,000         12      Mar-99        No

14   Voyager Insurance Companies   Credit Insurance                 Varies       Until CX    Until CX        No

15   Voyager Insurance Companies   Service Maintenance Agreements   Varies       Until CX    Until CX        No

                     CONN APPLIANCES, INC. and Subsidiaries
                            Other Debt Schedule 3.17

                                                                                                        Outstanding
No                Counterparty                                        Purpose                             Balance     Expiration
================================================================================================================================
 1   GE CAPITAL CORPORATION (Formerly Metlife)     $.675 MM Real Estate Financing -Store 27                  40,000     7/1/2003

 2   HIBERNIA NATIONAL BANK                        $.8 MM Workman's Comp Letter of Credit

 3   Bank of AMERICA, NA -Texas                    $1.2 MM International Commercial Letters of Credit       800,000   Various

 4   SUNTRUST BANK, NA                             $10.OMM Co-Mingle of FUNDS ABS Letter of Credit       10,000,000    8/31/2003

 5   COMMUNITY BANK                                CAI $ 8 MM Unsecured Revolving Loan                    4,000,000     4/1/2004

 6   ENTERPRISE FLEET SERVICES                     Master Lease-Vehicles                                  1,044,000   Varies

 7   CITICORP LEASING, INC.                        Master Lease-Vehicles                                    450,000   Varies

 8   NAVASTAR FINANCIAL LEASING                    Master Lease-Vehicles                                    125,000   Varies

 9   TRANSAMERICA COMMERCIAL FINANCE CORPORATION   Inventory Floor Plan - $ 10,000,000                    6,500,000   11/30/2003

10   GE CAPITAL CORPORATION                        Inventory Floor Plan - $ 12,000,000                    7,500,000   11/30/2003

12   VOYAGER INDEMNITY COMPANY                     OFC Subordinated Debenture                             3,500,000   11/30/2003
                                                      and CAI Keep Well Agreement

                     CONN APPLIANCES, INC. and Subsidiaries
                       CONN'S OPPORTUNITY FINANCE COMPANY
                 Restricted Agreements Permitted Schedule 6.08

                                                                                                    Outstanding
No                Counterparty                                        Purpose                         Balance     Expiration
============================================================================================================================
 1   METLIFE CAPITAL CORPORATION                       $.675 MM Real Estate Financing -Store 27          46,275    11/3/2003

 2   COMMUNITY BANK                                    CAI $ 8 MM Unsecured Revolving Loan              500,000    4/24/2003

 3   CITICORP LEASING, INC.                            Master Lease-Vehicles                            350,000    Varies

 4   NAVASTAR FINANCIAL LEASING                        Master Lease-Vehicles                            125,000    Varies

 5   TRANSAMERICA COMMERCIAL FINANCE CORPORATION       Inventory Floor Plan                           7,500,000    90-180 D

 6   GE CAPITAL CORPORATION                            Inventory Floor Plan                           8,000,000    90-180 D

 7   CONN FUNDING II, GP and WELLS FARGO as TTEE for   Base Indenture, Supplements, Note Purchase   450,000,000    9/11/2007
        SERIES 2002 A and B Noteholders                Agreements and related documents.

 8   VOYAGER INDEMNITY COMPANY                         OFC Subordianted Debenture                     3,500,000   11/23/2003
                                                          and CAI Keep Well Agreement

                     CONN APPLIANCES, INC. and SUBSIDIARIES
                         Certain Contracts Schedule 6.09

No                  Counterparty                       Type of Document                             Purpose
=================================================================================================================================
 1   CAI, LP                                     Subordinated Note Receivable   Funding for a the Deferred Sales Proceeds and
                                                                                   Unpurchased Receivables of Conn Funding II, LP

 2   All Subsidiaries of Conn Appliances, Inc.   1000 shares of Commons Stock   Organize and invest in wholly owned subsidiary

No                  Counterparty                   Amount     Maturity
=======================================================================
 1   CAI, LP                                     Portfolio    9/11/2007
                                                 Determined

 2   All Subsidiaries of Conn Appliances, Inc.

                                                                       EXHIBIT A

                            ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Credit Agreement dated as of              , 2003
                                                          --------------
(as amended and in effect on the date hereof, the "Credit Agreement"), among Conn Appliances, Inc., certain of its subsidiaries, the Lenders named therein, Bank of America, N.A., as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

     The Assignor named herein hereby sells and assigns, without recourse, to the Assignee named herein, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth herein, the interests set forth herein (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth herein in the Revolving Loan Commitment and Term Loan Commitment of the Assignor on the Assignment Date and Revolving Loans and Term Loans owing to the Assignor on the Assignment Date and Revolving Loans and Term Loans owing to the Assignor which are outstanding on the Assignment Date, including accrued interest and fees through the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

     This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.15(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee.

     This Assignment and Acceptance Shall be Governed by and Construed In Accordance With the Laws of the State of Texas.

Legal Name of Assignor:
                         ----------------------
Legal Name of Assignee:
                         ----------------------
Effective Date of Assignment
("Assignment Date")
                         ----------------------

                Facility         Principal Amount Assigned
                --------         -------------------------

          Commitment Assigned:      $
                                     ----------------
          Term Loans:               $
                                     ----------------

The terms set forth above are hereby agreed to:

                                                                          ,
                                        ----------------------------------
                                        as Assignor


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                          ,
                                        ----------------------------------
                                        as Assignee


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                       EXHIBIT B

                                     FORM OF
                              BORROWING BASE REPORT

           Monthly accounting period ended               , 200
                                          ---------------     --

To:   JPMorgan Chase Bank,
      as Administrative Agent
      712 Main Street
      Houston, Texas 77002

Attention:                                           Date:           , 200
          -------------------------                       -----------     --

Re:  Borrowing Base -- Consolidated Group

     Reference is made to that certain Credit Agreement dated as of
            , 2003 (the "Credit Agreement") executed by and among JPMorgan Chase
------------
Bank, individually and as Administrative Agent, NationsBank, N.A., individually and as Documentation Agent, and the other banks or other financial institutions which are or may become a party thereto in accordance with the terms thereof (collectively, the "Lenders"), Conn Appliances, Inc. ("CAI") and the other Borrowers thereunder.

     Pursuant to Section 5.01(e) of the Credit Agreement, the undersigned, a Financial Officer of CAI, hereby certifies that, to the best of his knowledge, attached hereto as Annex 1 is a true and accurate calculation of the Borrowing
Base as at the end of the monthly accounting period ended            , 200
                                                          -----------     ----
determined in accordance with the requirements set forth in the Credit
Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Borrowing Base Report
to be duly executed as of the         day of                , 200    .
                             ---------      ----------------     ----


                                        ----------------------------------------
                                        Title: Financial Officer

                                     FORM OF
                              LANDLORD'S AGREEMENT

          The undersigned, as lessor ("Lessor"), has entered into a lease (such lease, including all amendments, modifications, renewals, and extensions thereto, being hereinafter referred to as the "Lease"), with
                                         , as lessee ("Lessee"), with respect to
-----------------------------------------
the real property more particularly described on Exhibit "A" annexed hereto and made a part hereof (the "Real Estate"). A true and complete copy of the Lease is annexed hereto as Exhibit "B". The premises leased to Lessee by the Lease are all or part of the Real Estate and are more particularly described in the Lease (the "Premises").

          Lessor has been informed that JPMorgan Chase Bank, individually and as Administrative Agent (the "Agent"), and the other financial institutions listed on the signature pages of the Credit Agreement (as hereinafter defined) (the Agent and all the foregoing, are collectively the "Lenders") are providing certain loans to Lessee or to an affiliate of Lessee. In connection with such financing, Lessee intends to grant to Lenders (i) a first leasehold deed of trust or mortgage (the "Leasehold Mortgage") on Lessee's interest in the Lease and (ii) a security interest (the "Security Interest") in and to Lessee's interest in the property more particularly described in Exhibit "C" annexed hereto and made a part hereof (all of such property being hereinafter collectively referred to as the "Collateral"), pursuant (i) to a Credit Agreement (the "Credit Agreement") among Conn Appliances, Inc. and certain of its affiliates and Lenders, (ii) to various security agreements and pledge agreements such as the one contained in the Leasehold Mortgage, and (iii) to certain financing statements and other documents filed in connection therewith ((i), (ii), and (iii) collectively the "Loan Documents"). Lessor has also been informed that owners of a majority of the issued and outstanding equity interests in and to Lessee (the "Equity Interests") have pledged or will pledge such Equity Interests as security for the above referenced financings.

          For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby represent, warrant, and agree, for the benefit of Lenders, as follows:

     1. Notwithstanding any provisions to the contrary in the Lease, Lessor hereby consents (i) to pledge of the Equity Interests, (ii) to the grant of the Leasehold Mortgage on Lessee's interest in the Lease to the Agent for the benefit of the Lenders (or to a trustee for the benefit of the Agent for the benefit of the Lenders), and (iii) to the grant of the Security Interest in the Collateral pursuant to the Loan Documents. Lessor hereby further consents to the
(x) recording of the Leasehold Mortgage against the Real Estate and (y) filing of any and all financing statements or other documents executed by Lessee and required or permitted under the Uniform Commercial Code of the State in which the Real Estate is located in order to perfect the Leasehold Mortgage on Lessee's interest in the Lease and the Security Interest in the Collateral. In connection therewith, Lessor agrees to execute a memorandum or short form of the Lease in recordable form and in such form as is reasonably required by Lenders and is reasonably acceptable to Lessor.

     2. Lessor and Lessee hereby agree as follows:

                                   EXHIBIT C

          (a) promptly upon default by Lessee under the Lease, Lessor shall give to the Agent written notice of such default at the following address (or at such alternative address as the Agent may have given Lessor by prior written notice):

              JPMorgan Chase Bank
              712 Main Street
              Houston, Texas 77002
              Attn:
                   ----------------------

          (b) after receipt of the notice of default described in subsection 2(a) hereof, Lenders shall have the right to remedy any default of Lessee under the Lease, or to cause any default of Lessee under the Lease to be remedied, and for such purpose the undersigned hereby grants Lenders thirty (30) days for remedying, or causing to be remedied, any such default which is a non-monetary default, or such longer period of time as may be needed to complete such remedying (provided that Lender has commenced to remedy such default within such thirty (30) days and continues diligent prosecution of such remedying and completes such remedying not later than ninety (90) days after receipt of the notice described above), and fifteen (15) days to Lessee for remedying, or causing to be remedied, any such default which is a monetary default. Those defaults which, by their very nature, may not be cured by Lenders (as, for example, the bankruptcy of Lessee) shall not constitute grounds of enforcement of rights, recourses, or remedies under the Lease by Lessor, including termination of the Lease, if the Agent assumes the obligations of Lessee under the Lease and brings any deficiencies current within thirty (30) days after written notice to the Agent by Lessor of the occurrence of such a default. Lessor shall not exercise any remedies under the Lease on account of a default by Lessee, until the applicable grace periods described in this subsection 2(b) have expired;

          (c) Lessor shall accept performance by Lenders of any term, covenant, condition or agreement to be performed by Lessee under the Lease with the same force and effect as though performed by Lessee;

          (d) no material amendment, modification, waiver or consent in respect of any of the provisions of the Lease shall be effective unless Agent shall have joined in such amendment, modification, waiver or consent or shall have given its prior consent thereto. An amendment, modification, waiver or consent shall be deemed to be material if (i) it increases the rental or other sums due under the Lease, (ii) it decreases the term of the Lease or (iii) it can otherwise reasonably be expected to have a material adverse effect on the Agent or the holders of the indebtedness secured by the Leasehold Mortgage. The failure to obtain the consent of the Agent to any nonmaterial amendment, modification, waiver or consent shall not affect in any manner the effectiveness of such nonmaterial amendment, modification, waiver or consent as between Lessor and Lessee, but the same shall not be effective against the Agent or any assignee of the Agent permitted hereunder. Agent shall not unreasonably withhold its consent to any amendment, modification, waiver or consent.

          (e) in the event of the termination of the Lease prior to the expiration of its terms by reason of disaffirmance or rejection pursuant to any bankruptcy law, the Agent shall have the option to obtain a new lease of the Premises by giving notice to Lessor to such effect

                                    EXHIBIT C
within thirty (30) days after such termination, so long as all sums which would have at that time been due under the Lease but for such termination shall have been paid and all other defaults, if any, under the Lease shall have been cured, which new lease shall be (1) effective as of the date of termination of the Lease, (2) for the remainder of the original term of the Lease (plus any renewal terms), and (3) at the same rent and upon all of the agreements, terms, covenants and conditions thereof;

          (f) neither the Agent nor the designee or nominee of the Agent shall become liable under the Lease unless and until the Agent or its designee or nominee becomes, and then only for so long as the Agent or its designee or nominee remains, the owner of the leasehold estate created thereby; and

          (g) Lenders or their trustee or designee shall have the right, without Lessor's consent, (i) to foreclose the Leasehold Mortgage or to accept assignment of Lessee's interest in the Lease in lieu of foreclosure of the Leasehold Mortgage; and (ii) to foreclose on the Equity Interests or to accept assignment or endorsement of the Equity Interests, in lieu of foreclosure, or to otherwise realize on its Security Interest in some or all of the Collateral. In the event Lenders or their designee or nominee acquire Lessee's interest in the Lease, either as a purchaser at any foreclosure sale or by reason of the assignment of the Lease in lieu of foreclosure, Lenders or their designee or nominee, as the case may be, shall have the right further to assign the Lease only pursuant to the terms of the Lease.

     3. All of the Collateral shall be and remain subject to the Leasehold Mortgage and to the Security Interest until such time as the Leasehold Mortgage and the Security Interest shall be released by the Agent.

     4. Lessor hereby agrees that any lien for rent or similar charges, whether arising by operation of law or otherwise, whether now existing or hereafter to arise, and each and every right which Lessor now has or hereafter may have, either to levy or distrain upon the Collateral or to claim or assert title to the Collateral, or make any other claim against the Collateral, whether under the Lease or the laws of the State in which the Real Estate is located, or under any other applicable Federal, State, municipal or local law, ordinance or otherwise, or under any mortgage now in effect or hereafter executed, whether by reason of a default under the Lease or otherwise, shall be subject and subordinate in every respect to all of the terms, provisions and conditions of the Leasehold Mortgage and the Loan Documents and to the Security Interest in the Collateral. Lenders and their agents and legal representatives (i) may remove any or all of the Collateral located at the Real Estate from the Real Estate (a) whenever Lenders, in their sole discretion, believe such removal is necessary to protect the Security Interest in the Collateral; or (b) whenever Lenders seek to sell or foreclose upon the Collateral; (ii) subject to the terms and provisions of the Lease, shall have access to the Real Estate, the Premises, and the Collateral at all times. Further, Lenders agree to indemnify and hold Lessor harmless from any and all claims, damages, actions and causes of actions, and costs and expenses incurred by Lessor as a result of Lenders' access to the Premises and the removal of the Collateral therefrom.

     5. Lessor hereby recognizes and acknowledges that any claim that Lenders may now have or hereafter have against the Collateral is and at all times shall be and shall be deemed to be

                                    EXHIBIT C
superior to any lien, security interest or claim of any kind or nature whatsoever which Lessor now has or hereafter may have against the Collateral, whether by statute, the Lease or otherwise.

     6. Lenders may, without affecting the validity of this Agreement, increase the amount of, or extend the time of payment of, any indebtedness of Lessee to Lenders or alter the performance of any of the terms and conditions of any agreement between Lessee and Lenders, including, without limitation, the Leasehold Mortgage and the Loan Documents, without the consent of, or notice to, Lessor and without in any manner whatsoever impairing or affecting the Leasehold Mortgage or the Security Interest in the Collateral.

     7. Lessor represents, warrants and agrees that, as of the date hereof (i) the Lease is in full force and effect; (ii) a true and complete copy of the Lease is annexed hereto as Exhibit "B"; (iii) the Lease has not been modified, supplemented or amended in any way whatsoever except as indicated herein or in Exhibit "B"; (iv)(a) the monthly rent presently payable under the terms of the
Lease is $               and (b) no rent or other amounts payable by Lessee in
           -------------
addition to the base or fixed monthly rent (including, without limitation, taxes, maintenance, operating expenses or otherwise) payable under the terms of the Lease have been paid in since the Lease has not commenced; (v) Lessor has not delivered or received any notices of default under the Lease and there are no defaults under the Lease and no event has occurred which, with the giving of notice or the lapse of time, or both, would constitute a default under the Lease; (vi) no security deposit is presently held by Lessor under the Lease;
(vii) Lessor has obtained all the consents or approvals of any party necessary or desirable to effectuate the terms of this Agreement; and (vii) to the best of Lessor's knowledge, no mortgagee or holder of a lien on the Real Estate has any security interest in the Collateral owned by Lessee now located or hereafter to be located on any portion of the Premises.

     8. The rights of Lenders under this Agreement are in addition to, and cumulative of, any rights granted to, or for the benefit of, Lenders under the terms of the Lease. This Agreement shall inure to the benefit of Lenders and their successors and assigns and shall be binding upon the heirs, personal representatives, successors and assigns of Lessor and Lessee.

                                   EXHIBIT C

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Agreement to be duly
executed as of this                 day of               , 20
                    ---------------        --------------    ---

                                        Lessor:

                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Lessee:

                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT C

                                    EXHIBIT A

                         Description of the Real Estate
                        on which the Premises are Located

                                    EXHIBIT C

                                    EXHIBIT B

                            Attach Copy of the Lease
                and All Amendments, Modifications, and Extensions

                                    EXHIBIT C

                                    EXHIBIT C

                                   Collateral

l.   Equity Interests in and to Lessee; and

2. All of Lessee's right, title and interest in all fixtures, equipment, inventory, contract rights, goods, condemnation proceeds, insurance policies and other general intangibles (including but not limited to trademarks, trade names, and symbols), deposits, instruments and documents, and all other personal property of every kind and character, now owned or hereafter acquired by Lessee, which are now or hereafter attached to, used in connection with, or situated in, on, or about the Premises or the improvements located on the Premises or related to Lessee's rights in and to the Lease, and all proceeds and products thereof.

                                    EXHIBIT C

                                                                       EXHIBIT D

                                     FORM OF
                              REQUEST FOR BORROWING

Borrower Issuing Request: [____________________________________]

     The undersigned hereby certifies that he is the Chief Executive Officer or the Chief Financial Officer of [Borrower], a corporation organized under the laws of [State of Incorporation] (the "Borrower"), and that as such he is authorized to execute this Request for Borrowing on behalf of the Borrower. With
reference to that certain Credit Agreement dated as of                      ,
                                                      ---------------------
2003 (as same may be amended, modified, increased, supplemented and/or restated from time to time, the "Credit Agreement"), entered into by and among the Borrower, the other Borrowers, Bank of America, N.A., individually and as Documentation Agent, and JPMorgan Chase Bank, individually and as Administrative Agent (the "Agent") for itself and the other banks and financial institutions that are or may become a party thereto as Lender (collectively, the "Lenders"), the undersigned further certifies, represents and warrants on behalf of the Borrower that to his best knowledge and belief after reasonable and due investigation and review, all of the following statements are true and correct (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

     (a) [In the case of a request for a Revolving Borrowing] All of the statements and calculations set forth in the most recent Borrowing Base Report
provided to the Lenders and dated as of               , 20      , were true and
                                        --------------    ------
correct as of the date thereof, and there has been no material reduction in the Borrowing Base since the date of such Borrowing Base Report. In accordance with the terms of the Credit Agreement, as evidenced by such Borrowing Base Report, the maximum aggregate outstanding amount of Revolving Loans for which the Borrower was eligible as of the date of such Borrowing Base Report was
$                    .
 -------------------

     (b) The Borrower requests that each Lender advance to the Borrower its Pro
Rata Percentage of the aggregate sum of $                      by no later
                                         ---------------------
than                    , 20     . Immediately following such Revolving
     -------------------    -----
Borrowings, the aggregate outstanding balance of the Revolving Loans shall equal
$                  .
 ------------------

     (c) The Type and amount of, and, in the case of any Eurodollar Borrowings to be made hereunder, the Rate Period applicable to, the Loans comprising the borrowing to be made hereunder are:

          Eurodollar Borrowings in an aggregate amount of $            with a
                                                           ------------
          Rate Period of:

                                    one (1) month
                      -------------
                                    two (2) months
                      -------------
                                    three (3) months
                      -------------
                                    six (6) months
                      -------------

          ABR Borrowings in an aggregate amount of $                  .
                                                    ------------------

     (d) The representations and warranties contained in the Loan Documents are true and correct as of the date hereof and shall be true and correct upon the making of the requested Loans, with the same force and effect as though made on and as of the date hereof and thereof.

     (e) No Event of Default or Default has occurred and is continuing.

     (f) As of the date hereof, the business and operations of the Borrower, the other Loan Parties and each of their Subsidiaries as conducted at all times relevant to the transactions contemplated by the Credit Agreement to and including the close of business on the Borrowing Date, have been and shall be in compliance with all applicable State and Federal governmental requirements affecting the Borrower, the other Loan Parties and each of their Subsidiaries and the business and operations of any of them.

     EXECUTED AND DELIVERED this         day of                , 20    .
                                 -------        ---------------    ----

                                        [BORROWER]


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title: Chief Executive Officer /
                                               Chief Financial Officer

                                                                       EXHIBIT E

                                     FORM OF
                            INTEREST ELECTION REQUEST

Borrower Issuing Request: [__________________________________________]

     The undersigned hereby certifies that he is the Chief Executive Officer or the Chief Financial Officer of [Borrower Issuing Request], a corporation organized under the laws of [State of Incorporation] (the "Requesting Borrower") and that as such he is authorized to execute this Interest Election Request on behalf of the Requesting Borrower. With reference to that certain Credit
Agreement dated as of       , 2003 (as the same may be amended, modified,
                      ------
increased, supplemented and/or restated from time to time, the "Credit Agreement"), entered into by and among Conn Appliances, Inc. and certain related entities, as borrowers (each a "Borrower" and collectively the "Borrowers"), JPMorgan Chase Bank, as a Lender and as Administrative Agent, Bank of America, N.A., as a Lender and as Documentation Agent, and the Lenders on the signature pages thereto, the undersigned further certifies, represents and warrants on behalf of the Requesting Borrower that to his best knowledge and belief after reasonable and due investigation and review, all of the following statements are true and correct (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified).

     (a) Pursuant to Section 2.06 of the Credit Agreement, this Interest Election Request (the "Request") represents the Requesting Borrower's election of [insert one or more of the following]:

          [1.  Use if converting Eurodollar Borrowings to ABR Borrowings.

          Convert $                   in aggregate principal amount of
                   ------------------
          Eurodollar Borrowings with a current Interest Period ending
          on                , 20  , to ABR Borrowings on                 ,20   ;
             ---------------    --                       ----------------    --
          and]

          [2.  Use if converting ABR Borrowings to Eurodollar Borrowings.

          Convert $                   in aggregate principal amount of ABR
                   ------------------
          Borrowings to Eurodollar Borrowings on          , 20    . The initial
                                                ----------    ----
          Interest Period for such Eurodollar Borrowings is requested to be a [one] [two] [three] [six] (_____) month period.]

          [3.  Use if continuing the balance as Eurodollar Borrowings.

          Continue $                   in aggregate principal amount of
                    ------------------
          Eurodollar Borrowings with a current Interest Period ending
          on                        , 20   , to a new Interest Period commencing
             -----------------------    ---
          on                             , 20   , and ending
             ----------------------------    ---
          on                    , 20    .] [If multiple new Interest Periods
             -------------------    ----
          are selected, revise accordingly.]

     (b) The representations and warranties contained in the Loan Documents are true and correct as of the date hereof and shall be true and correct upon the making of the requested conversion/continuation, with the same force and effect as though made on and as of the date hereof and thereof.

     (c) No Event of Default or Default has occurred and is continuing.

     (d) As of the date hereof, the business and operations of the Requesting Borrower, the other Loan Parties and each of their Subsidiaries as conducted as all times relevant to the transactions contemplated by the Credit Agreement to and including the close of business on the date of the requested conversion/continuation, have been and shall be in compliance with all applicable State and Federal governmental requirements affecting the Requesting Borrower, the other Loan Parties and each of their Subsidiaries and the business and operations of any of them.

     EXECUTED AND DELIVERED this          day of                    , 20      .
                                 --------        -------------------    ------

                                        [REQUESTING BORROWER]


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    TERM NOTE

$                                                                  , 200
 ---------------                                 ------------------     -----

     FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers"), HEREBY
PROMISE TO PAY to the order of                             (the "Lender") the
                               ---------------------------
principal         sum of                             Dollars
          -------        ---------------------------
($                      ) or the aggregate principal amount of the Term Loans
  ----------------------
made to each of the several Borrowers pursuant to this Term Note and outstanding as of the maturity hereof, whichever is lesser, in accordance with the terms and
provisions of that certain Credit Agreement dated as of                     ,
                                                        --------------------
2003, by and among the Borrowers, the Lender, Bank of America, N.A., individually and as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent (the "Agent") for itself and the other banks or financial institutions (collectively, the "Lenders") that may hereafter become a party to the hereinafter defined Credit Agreement (such agreement, together with any and all amendments and modifications thereof, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

     The obligations of the Borrowers hereunder shall be joint and several.

     The outstanding principal balance of this Term Note shall be due and payable in installments as provided in the Credit Agreement. Each Borrower promises to pay interest on the unpaid principal balance of this Term Note from the date of any Term Loan evidenced by this Term Note until the principal balance hereof is paid in full. Interest shall accrue on the outstanding principal balance of this Term Note from and including the date of any Term Loan evidenced by this Term Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the rate provided for in Section 2.11(c) of the Credit Agreement.

     Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the Agent for the account of the Lender not later than 10:00 a.m. (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

     If any payment of principal or interest on this Term Note shall become due on a Saturday, Sunday, or public holiday on which the Lender is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

                                    EXHIBIT F

     In addition to all principal and accrued interest on this Term Note, each Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Term Note in collecting this Term Note through any probate, reorganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if this Term Note is placed in the hands of an attorney for collection after default.

     All agreements between the Borrowers, the Lenders or the Agent whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Term Note or otherwise, shall the amount paid, or agreed to be paid, to the Lenders or the Agent for the use, forbearance, or detention of the money to be loaned under the Credit Agreement and evidenced by this Term Note or otherwise or for the payment or performance of any covenant or obligation contained in the Credit Agreement, this Term Note or in any other Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Lender shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Term Note or the amounts owing on other obligations of the Borrowers to the Lenders and the Agent under any Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Term Note and the amounts owing on other obligations of the Borrowers to the Lenders or the Agent under any Loan Documents, as the case may be, such excess shall be refunded to the Borrowers. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, each applicable Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, during the period of the full stated term of this Term Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Term Note.

     This Term Note is one of the Notes provided for in, and is entitled to the benefits of the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Credit Agreement or this Term Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. The obligations of the Borrowers hereunder are secured by the Security Documents executed by the respective Borrowers and the other Loan Parties.

     Except as otherwise specifically provided for in the Credit Agreement, each Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment

                                    EXHIBIT F
for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

     THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

     IN WITNESS WHEREOF, each Borrower has caused this Term Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

                                        CONN APPLIANCES, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        CAI CREDIT INSURANCE AGENCY, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT F

                                 REVOLVING NOTE

$                                                                       , 200
  --------------------                                     -------------     ---

     FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers"), HEREBY
PROMISE TO PAY to the order of                                          (the
                               -----------------------------------------
"Lender") the principal sum of                                          Dollars
                               ----------------------------------------
($                      ), or the aggregate principal amount of Revolving Loans
  ----------------------
made to each of the several Borrowers pursuant to this Revolving Note and outstanding as of the maturity hereof, whichever is lesser, in accordance with the terms and provisions of that certain Credit Agreement dated as
of                        , 2003, by and among the Borrowers, the Lender, Bank
   -----------------------
of America, N.A., individually and as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent (the "Agent") for itself and the other banks or financial institutions (collectively, the "Lenders") that may hereafter become a party to the hereinafter defined Credit Agreement (such agreement, together with any and all amendments and modifications thereof, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

     The obligations of the Borrowers hereunder shall be joint and several.

     The outstanding principal balance of this Revolving Note shall be due and payable as provided in the Credit Agreement. Each Borrower promises to pay interest on the unpaid principal balance of this Revolving Note from the date of any Revolving Loan evidenced by this Revolving Note until the principal balance hereof is paid in full. Interest shall accrue on the outstanding principal balance of this Revolving Note from and including the date of any Revolving Loan evidenced by this Revolving Note to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates, set forth in the Credit Agreement. Any amount not paid when due with respect to principal (whether at stated maturity, by acceleration or otherwise), costs or expenses, or, to the extent permitted by applicable law, interest, shall bear interest from the date when due to and excluding the date the same is paid in full, payable on demand, at the rate provided for in Section 2.11(c) of the Credit Agreement.

     Payments of principal and interest, and all amounts due with respect to costs and expenses, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the Agent for the account of the Lender not later than 10:00 a.m. (Houston time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Credit Agreement.

     If any payment of principal or interest on this Revolving Note shall become due on a Saturday, Sunday, or public holiday on which the Lender is not open for business, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

                                    EXHIBIT G

     In addition to all principal and accrued interest on this Revolving Note, each Borrower agrees to pay (a) all reasonable costs and expenses incurred by all owners and holders of this Revolving Note in collecting this Revolving Note through any probate, reorganization, bankruptcy or any other proceeding and (b) reasonable attorneys' fees when and if this Revolving Note is placed in the hands of an attorney for collection after default.

     All agreements between the Borrowers, the Lenders or the Agent whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made on this Revolving Note or otherwise, shall the amount paid, or agreed to be paid, to the Lenders or the Agent for the use, forbearance, or detention of the money to be loaned under the Credit Agreement and evidenced by this Revolving Note or otherwise or for the payment or performance of any covenant or obligation contained in the Credit Agreement, this Revolving Note or in any other Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Lender shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of this Revolving Note or the amounts owing on other obligations of the Borrowers to the Lenders and the Agent under any Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of this Revolving Note and the amounts owing on other obligations of the Borrowers to the Lenders or the Agent under any Loan Documents, as the case may be, such excess shall be refunded to the Borrowers. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Highest Lawful Rate, each applicable Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, during the period of the full stated term of this Revolving Note, all interest at any time contracted for, charged, received or reserved in connection with the indebtedness evidenced by this Revolving Note.

     This Revolving Note is one of the Notes provided for in, and is entitled to the benefits of the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Credit Agreement or this Revolving Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate. The obligations of the Borrowers hereunder are secured by the Security Documents executed by the respective Borrowers and the other Loan Parties. It is contemplated that by reason of prepayments or repayments hereon prior to the Maturity Date, there may be times when no indebtedness is owing hereunder prior to such date, but

                                    EXHIBIT G
notwithstanding such occurrences, this Revolving Note shall remain valid and shall be in full force and effect as to Revolving Loans made pursuant to the Credit Agreement subsequent to each such occurrence.

     Except as otherwise specifically provided for in the Credit Agreement, each Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, with or without notice, before or after maturity.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

     IN WITNESS WHEREOF, each Borrower has caused this Revolving Note to be executed and delivered by its officer thereunto duly authorized effective as of the date first above written.

                                             CONN APPLIANCES, INC.


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             CAI CREDIT INSURANCE AGENCY, INC.


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT G

                             COMPLIANCE CERTIFICATE

     The undersigned hereby certifies that he or she is the
                                                            --------------------
of CONN APPLIANCES, INC. (the "Borrower"), and that as such he or she is authorized to execute this certificate on behalf of the Borrower pursuant to the
Credit Agreement (the "Agreement") dated as of              , 2003, by and among
                                               -------------
Borrower and certain of its affiliates, JPMORGAN CHASE BANK, as Administrative Agent, and the lenders therein named; and that a review of the Borrower and its Subsidiaries has been made under his or her supervision with a view to determining whether the Borrower and its Subsidiaries have fulfilled all of their respective obligations under the Agreement, the Notes and the other Loan Documents; and on behalf of the Borrower further certifies, represents and warrants that to his or her knowledge (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

          (a) The financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated (subject, in the case of quarterly financial statements, to normal changes resulting from year-end adjustments and the absence of certain footnotes).

          (b) No Default or Event of Default has occurred and is continuing. In this regard, the compliance with the provisions of Sections 6.18 through 6.22 as the effective date of the financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate is as follows (detailed calculations are provided on Schedule I attached hereto):

     (i) Section 6.18 - Debt Service Coverage Ratio

              Actual                      Required
              ------                      --------

                   to 1.00                      to 1.00
          --------                     --------

     (ii) Section 6.19 - Total Leverage Ratio

              Actual                      Required
              ------                      --------

                   to 1.00                      to 1.00
          --------                     --------

                                    EXHIBIT H

     (iii) Section 6.20 - Consolidated Net Worth

                 Actual                      Required
                 ------                      --------

                 $                           $
                  ----------                  ----------

     (iii) Section 6.21(a) - Charge-Off Ratio

                 Actual                      Required
                 ------                      --------

                   to 1.00                      to 1.00
          --------                     --------

     (iii) Section 6.21(b), - Extension Ratio

                 Actual                      Required
                 ------                      --------

                   to 1.00                      to 1.00
          --------                     --------

     (iii) Section 6.21(c) - Delinquency Ratio

                 Actual                      Required
                 ------                      --------

                   to 1.00                      to 1.00
          --------                     --------

     (iv) Section 6.22. -- Capital Expenditures

                 Actual                      Maximum Permitted
                 ------                      -----------------

                 $                           $
                  ----------                  ---------------

          (c) There has been no change in GAAP or in the application thereof since the effective date of the Agreement which would reasonably be expected to affect the calculation of the financial covenants set forth in the Agreement or, if any such change has occurred, the effects of such change on the financial statements of Borrower are specified on an attachment hereto.

                                   EXHIBIT H

          (d) Since the date of the Agreement, no event has occurred which would be reasonably likely to have a Material Adverse Effect.

     DATED as of               , 200    .
                 --------------      ---


                                               ---------------------------------
                                               [SIGNATURE OF AUTHORIZED OFFICER]

                                   EXHIBIT H

1.   Section 6.18 - Debt Service Coverage Ratio

                                              Twelve Months Ending
                                                                   -------------

               Consolidated Net Income
               Plus(Minus):  Consolidated Interest Expense
                                                                                                   ----------
                             Consolidated Depreciation @ Amortization
                                                                                                   ----------
                             Consoldated Income Taxes
                                                                                                   ----------
                             Consolidated Extra-Ordinary (Gains) or Losses
                                                                                                   ----------
                             Consolidated Non Cash (Income) or Expense - FAS 125/140
                                                                                                   ----------
                             Non Cash (Income) or Expense - FAS 133
                                                                                                   ==========
     (A)       Consolidated EBITDA
                                                                                                   ----------
               Plus: Consolidated Rent Expense
                                                                                                   ----------
               Less: Consolidated Capital Expenditures
                                                                                                   ----------

                                                                                                   ==========

     (B)       Consolidated EBITDA plus Consolidated Rent Expense - CAPEX
               (numerator)
                                                                                                   ==========
               Divided By:

               Consolidated Cash Interest Expense
                                                                                                   ----------
               Plus (Minus): FAS 133 - Consolidated Non Cash Interest Expense
                                                                                                   ----------
               Plus: Consolidated Rent Expense
                                                                                                   ==========
     (C)       Total Cash Interest plus Rent Expense (denominator)
                                                                                                   ----------
     (B)/(C)   Debt Service Coverage Ratio
                                                                                                   ----------
               Minimum
                                                                                                   ----------
2.   Section 6.19 - Total Leverage Ratio

               Total Debt and Loan Guaranties (See Attached Exhibit A)
                                                                                                   ----------
               Eight (8) times LTM consolidated rent/lease expense                X 8
                                                                   -------------                   ==========
     (A)       Total Implied Debt (numerator)
                                                                                                   ----------
               Consolidated LTM EBITDA
                                                                                                   ----------
               Plus: LTM Consolidated Rent Expense
                                                                                                   ==========
     (B)       Consolidated EBITDA plus Consolidated Rent Expense (denominator)
                                                                                                   ----------
     (A)/(B)   Total Leverage Ratio
                                                                                                   ----------
               Maximum
                                                                                                   ----------

                                   Schedule I

3.   Section 6.20 - Consolidated Net Worth

               Net Worth as of 04/30/02                                                            65,791,544
               Equity, Ownership or Profit Interest Securities and Convertible into Same Issued
                                                                                                   ----------
               Cumulative Net Income Through Most Recent Quarter End (commencing of May 1, 2002)
                                                                                                   ----------

               Calculation
               Base amount                                                                         55,000,000
               Plus: 75 % of cumulative Net Income Since May 1, 2002
                                                                                                   ----------
                     100 % of Equity, Ownership and Profit Securities Issued
                                                                                                   ==========

     (A)       Required Net Worth
                                                                                                   ----------
               Most Recent Quarter End - Consolidated Net Worth
                                                                                                   ----------
               Plus: FAS 133 Other Comprehensive Income (Change in GAAP )
                                                                                                   ----------
                     FAS 125/140 (Gains)/Losses                       Tax Rate 36.00%
                                                         ----------                                ==========

     (B)       Consolidated Net Worth (Adjusted)
                                                                                                   ----------
     (B)-(A)   Excess over required (Deficit)
                                                                                                   ----------
4.   Section 6.21 - Extensions, Delinquencies, Charge-Offs

     a)        Average Quarterly Charge-off Ratio                                               Maximum Ratio is .05
                                                                    --------------

                                            CCC            OFC         Total          CCC*         OFC*      Total*
                                         Charge-Offs   Charge-Offs   Charge-Offs     Balance      Balance    Balance
                                         ---------------------------------------------------------------------------

               month/year                                                X                                      X
               month/year                                                X                                      X
               month/year                                                X                                      X
                                         ---------------------------------------------------------------------------
               Three Month Average x 4                                   X                                      X
                                         ---------------------------------------------------------------------------
               Annualized Amounts
                                         ---------------------------------------
               Annualized Ratios
                                         ---------------------------------------

     b)        Average Extention Ratio                                                           Maximum Ratio = .04
                                                                    --------------

                                            CCC            OFC          Total          CCC*        OFC*      Total*
                                         Extensions    Extensions    Extensions    IL Balance   IL Balance   Balance
                                         ---------------------------------------------------------------------------
               month/year                                                X                                      X
               month/year                                                X                                      X
               month/year                                                X                                      X
                                         ---------------------------------------------------------------------------
               Three Month Average                                       X                                      X
                                         ---------------------------------------------------------------------------
               Three Month Ratios
                                         ---------------------------------------

     c)        Averge Delinquency Rate (31 Days or More)                                         Maximum Ratio = .12
                                                                    --------------

                                              CCC          OFC          Total          CCC*        OFC*      Total*
                                         Delinquency   Delinquency   Delinquency     Balance      Balance    Balance
                                         ---------------------------------------------------------------------------
               month/year                                                X              X            X          X
               month/year                                                X              X            X          X
               month/year                                                X              X            X          X
                                         ---------------------------------------------------------------------------
               Three Month Average                                       X              X            X          X
                                         ---------------------------------------------------------------------------
               Three Month Ratios
                                         ---------------------------------------

          * Consistent with historical reporting amount includes unearned interest and excludes accounts in bankruptcy.

                                   Schedule I

5.   Section 6.22 - Capital Expenditures

     (A)       Capital Expenditures Fiscal Year to Date
                                                                                                   ----------
     (B)       Maximum
                                                                                                   ----------
     (A)-(B)   Excess (Deficit)
                                                                                                   ----------

                                   Schedule I